TABLE OF CONTENTS

PACIFIC SELECT VARIABLE ANNUITY SEPARATE ACCOUNT

Investments	SA-1
Financial Statements:
Statements of Assets and Liabilities	SA-3
Statements of Operations	SA-9
Statements of Changes in Net Assets	SA-15
Notes to Financial Statements	SA-31
Report of Independent Registered Public Accounting Firm	SA-45

PACIFIC SELECT VARIABLE ANNUITY SEPARATE ACCOUNT

INVESTMENTS

DECEMBER 31, 2024

      Each variable account invests in shares of the corresponding portfolio (with the same name). The shares owned and value of investments as of December 31, 2024 and the cost of purchases and proceeds from sales of investments for the year ended December 31, 2024, were as follows:

			Cost of	Proceeds
Variable Accounts	Shares Owned	Value	Purchases	from Sales
Core Income Class I *	32,060	$394,817	$89,698	$35,590
Diversified Bond Class I *	87,294	893,010	65,092	151,490
Floating Rate Income Class I *	81,897	1,365,713	385,165	618,314
High Yield Bond Class I *	844,531	9,003,299	210,640	1,498,144
Inflation Managed Class I *	641,810	7,926,938	82,145	1,590,820
Intermediate Bond Class I *	21,380	200,492	20,677	13,079
Managed Bond Class I *	1,425,429	19,793,786	800,304	2,918,670
Short Duration Bond Class I *	199,323	2,239,539	141,864	462,683
Emerging Markets Debt Class I *	10,710	142,122	2,180	20,751
Dividend Growth Class I *	171,038	7,245,637	112,423	1,309,888
Equity Index Class I *	402,584	61,488,332	1,233,939	8,980,847
Focused Growth Class I *	94,755	6,980,657	58,071	1,537,906
Growth Class I *	1,053,506	84,036,991	786,191	9,220,292
Hedged Equity Class I *	174,456	2,307,508	675,476	1,000,368
Large-Cap Core Class I *	708,863	60,859,792	343,054	8,110,336
Large-Cap Growth Class I *	128,667	3,713,026	105,580	811,113
Large-Cap Plus Bond Alpha Class I *	508	5,235	5,306	9
Large-Cap Value Class I *	212,318	8,460,331	96,324	2,038,136
Mid-Cap Growth Class I *	227,447	6,190,244	164,578	782,285
Mid-Cap Plus Bond Alpha Class I *	286,885	10,757,282	167,091	1,486,122
Mid-Cap Value Class I *	30,067	981,217	51,197	274,381
Small-Cap Equity Class I *	26,930	877,852	7,209	167,863
Small-Cap Growth Class I *	157,817	4,499,652	167,837	676,945
Small-Cap Index Class I *	214,904	7,717,114	911,807	1,323,502
Small-Cap Plus Bond Alpha Class I *	513	5,211	5,467	10
Small-Cap Value Class I *	76,704	2,245,546	73,584	757,229
Value Class I *	118,506	2,636,040	33,212	512,679
Value Advantage Class I *	28,413	849,673	17,448	116,888
Emerging Markets Class I *	328,390	5,828,210	196,502	580,994
International Equity Plus Bond Alpha Class I *	541	5,244	5,306	9
International Growth Class I *	991	9,421	-	3,900
International Large-Cap Class I *	397,565	5,714,149	62,567	874,334
International Small-Cap Class I *	34,149	436,519	34,869	83,469
International Value Class I *	907,745	15,964,620	484,716	1,777,320
Health Sciences Class I *	76,484	5,017,769	282,820	1,130,796
Real Estate Class I *	100,340	3,620,819	73,046	792,396
Technology Class I *	213,303	4,762,036	2,555,589	2,709,117
PSF Avantis Balanced Allocation Class D *	30,756	561,765	658	147,641
Pacific Dynamix - Conservative Growth Class I *	101,718	2,190,120	-	286,302
Pacific Dynamix - Moderate Growth Class I *	65,672	1,991,240	7,503	288,846
Pacific Dynamix - Growth Class I *	138,785	5,080,784	120,377	315,946
Portfolio Optimization Conservative Class I *	1,990,764	30,586,313	116,505	1,497,472
Portfolio Optimization Moderate-Conservative Class I *	1,518,698	27,674,890	1,932,871	4,105,928
Portfolio Optimization Moderate Class I *	3,957,811	84,847,733	2,288,237	20,537,132
Portfolio Optimization Growth Class I *	3,063,730	73,382,166	3,184,532	9,188,366
Portfolio Optimization Aggressive-Growth Class I *	1,178,079	30,257,121	69,246	3,453,290
Invesco Oppenheimer V.I. International Growth Series II	74,518	146,055	22,478	15,231
Invesco® V.I. Balanced-Risk Allocation Series II	55,627	460,032	111,864	40,192
Invesco® V.I. Equity and Income Series II	7,588	131,497	7,108	12,290
Invesco® V.I. Global Real Estate Series II	4,212	54,963	30,933	4,157
Invesco® V.I. Global Series II	4,178	161,516	66,044	88,709
American Funds IS American High-Income Trust Class 4	38,625	388,951	108,776	47,809
American Funds IS Asset Allocation Class 4	545,116	13,851,392	1,713,010	1,106,019
American Funds IS Capital Income Builder® Class 4	36,282	448,441	78,514	15,726
American Funds IS Capital World Bond Class 4	8,928	83,660	4,492	20,225

See Notes to Financial Statements	SA-1	See explanation of symbol on page SA-2

PACIFIC SELECT VARIABLE ANNUITY SEPARATE ACCOUNT

INVESTMENTS (Continued)

DECEMBER 31, 2024

			Cost of	Proceeds
Variable Accounts	Shares Owned	Value	Purchases	from Sales
American Funds IS Capital World Growth and Income Class 4	38,174	$575,667	$42,326	$34,583
American Funds IS Global Balanced Class 4	17,875	226,299	9,215	175,448
American Funds IS Global Growth Class 4	27,891	1,002,130	293,513	79,302
American Funds IS Global Small Capitalization Class 4	11,618	197,617	18,336	41,246
American Funds IS Growth Class 4	74,190	9,079,400	635,666	2,069,448
American Funds IS Growth-Income Class 4	103,860	6,973,160	593,651	1,810,530
American Funds IS International Class 4	21,090	368,230	26,856	78,305
American Funds IS International Growth and Income Class 4	90,777	884,165	88,427	56,710
American Funds IS Managed Risk Asset Allocation Class P2	47,955	612,859	20,208	54,568
American Funds IS New World Fund® Class 4	21,567	562,909	206,520	18,942
American Funds IS The Bond Fund of America Class 4	74,803	678,461	169,907	201,048
American Funds IS U.S. Government Securities Class 4	51,073	482,131	2,076,594	1,980,151
American Funds IS Washington Mutual Investors Class 4	140,892	2,302,172	579,560	167,547
BlackRock® 60/40 Target Allocation ETF V.I. Class I	46,593	635,999	308,602	14,849
BlackRock® Global Allocation V.I. Class III	314,141	4,049,279	387,373	363,960
Fidelity® VIP Contrafund® Service Class 2	63,660	3,533,111	1,272,239	1,296,086
Fidelity® VIP FundsManager® 60% Service Class 2	17,166	178,011	4,576	10,125
Fidelity® VIP Government Money Market Service Class	5,105,946	5,105,946	3,280,673	3,698,421
Fidelity® VIP Strategic Income Service Class 2	18,259	193,002	82,037	36,546
First Trust Dorsey Wright Tactical Core Class I	34,445	439,518	10,257	54,899
First Trust/Dow Jones Dividend& Income Allocation Class I	97,952	1,330,185	50,980	117,158
Franklin Allocation VIP Class 4	65,490	356,921	8,324	35,174
Franklin Income VIP Class 2	31,433	451,375	101,017	46,268
Franklin Mutual Global Discovery VIP Class 2	22,466	394,054	45,298	62,617
Franklin Rising Dividends VIP Class 2	54,792	1,538,562	103,400	140,994
Templeton Global Bond VIP Class 2 *	24,307	276,611	60,727	17,019
Janus Henderson Balanced Service Shares	67,599	3,676,713	613,111	691,304
Janus Henderson Flexible Bond Service Shares	9,289	100,974	5,596	68,371
LVIP American Century MidCap Value Service Class	33,441	658,081	64,866	215,796
Lord Abbett Bond Debenture Class VC	65,295	679,070	71,813	37,901
Lord Abbett Total Return Class VC	20,384	283,132	61,017	89,901
Macquarie VIP Energy Series Service Class	13,992	65,482	18,866	41,646
MFS® Total Return Series- Service Class	44,795	1,014,169	712,315	155,782
MFS® Utilities Series- Service Class	8,912	297,854	26,490	41,537
PIMCO CommodityRealReturn® Strategy - Advisor Class	27,649	153,726	14,141	26,955
PIMCO Income - Advisor Class	52,438	518,610	95,736	90,747
VanEck VIP Global Resources Class S	14,307	344,074	17,864	26,258

* The variable account did not receive any dividend or capital gain distributions from its underlying portfolio during the reporting period.

See Notes to Financial Statements	SA-2

PACIFIC SELECT VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 2024

	Variable Accounts
	Core	Diversified	Floating	High Yield	Inflation	Intermediate
	Income	Bond	Rate Income	Bond	Managed	Bond
	Class I	Class I	Class I	Class I	Class I	Class I
ASSETS
Investments in mutual funds, at value	$394,817	$893,010	$1,365,713	$9,003,299	$7,926,938	$200,492
Receivables:
Due from Pacific Life Insurance Company	-	108	-	1,557	931	-
Investments sold	14	32	530	-	-	7
Total Assets	394,831	893,150	1,366,243	9,004,856	7,927,869	200,499
LIABILITIES
Payables:
Due to Pacific Life Insurance Company	34	-	910	-	-	22
Investments purchased	-	-	-	1,450	-	-
Total Liabilities	34	-	910	1,450	-	22
NET ASSETS	$394,797	$893,150	$1,365,333	$9,003,406	$7,927,869	$200,477
Units Outstanding	35,953	64,888	94,768	149,056	196,381	22,217
Accumulation Unit Value	$10.98	$13.76	$14.41	$60.40	$40.37	$9.02
Cost of Investments	$357,104	$685,189	$908,544	$3,983,149	$6,413,247	$191,292

	Managed	Short Duration	Emerging	Dividend	Equity	Focused
	Bond	Bond	Markets Debt	Growth	Index	Growth
	Class I	Class I	Class I	Class I	Class I	Class I
ASSETS
Investments in mutual funds, at value	$19,793,786	$2,239,539	$142,122	$7,245,637	$61,488,332	$6,980,657
Receivables:
Due from Pacific Life Insurance Company	5,842	-	-	-	-	552
Investments sold	-	222	5	5,681	22,774	310
Total Assets	19,799,628	2,239,761	142,127	7,251,318	61,511,106	6,981,519
LIABILITIES
Payables:
Due to Pacific Life Insurance Company	-	217	14	4,773	22,361	-
Investments purchased	5,222	-	-	-	-	-
Total Liabilities	5,222	217	14	4,773	22,361	-
NET ASSETS	$19,794,406	$2,239,544	$142,113	$7,246,545	$61,488,745	$6,981,519
Units Outstanding	462,667	196,207	12,273	156,909	333,783	105,803
Accumulation Unit Value	$42.78	$11.41	$11.58	$46.18	$184.22	$65.99
Cost of Investments	$14,699,061	$1,750,252	$102,088	$1,204,832	$7,010,960	$514,272

					Large-Cap
		Hedged	Large-Cap	Large-Cap	Plus Bond	Large-Cap
	Growth	Equity	Core	Growth	Alpha	Value
	Class I	Class I	Class I	Class I	Class I	Class I
ASSETS
Investments in mutual funds, at value	$84,036,991	$2,307,508	$60,859,792	$3,713,026	$5,235	$8,460,331
Receivables:
Due from Pacific Life Insurance Company	-	-	-	266	-	-
Investments sold	27,277	79	29,531	299	-	1,028
Total Assets	84,064,268	2,307,587	60,889,323	3,713,591	5,235	8,461,359
LIABILITIES
Payables:
Due to Pacific Life Insurance Company	26,872	160	28,560	-	-	904
Investments purchased	-	-	-	-	-	-
Total Liabilities	26,872	160	28,560	-	-	904
NET ASSETS	$84,037,396	$2,307,427	$60,860,763	$3,713,591	$5,235	$8,460,455
Units Outstanding	412,086	182,448	432,668	98,940	511	186,089
Accumulation Unit Value	$203.93	$12.65	$140.66	$37.53	$10.24	$45.46
Cost of Investments	$12,937,983	$1,828,195	$10,633,460	$526,594	$5,297	$1,725,287

See Notes to Financial Statements	SA-3

PACIFIC SELECT VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2024

	Variable Accounts
		Mid-Cap
	Mid-Cap	Plus Bond	Mid-Cap	Small-Cap	Small-Cap	Small-Cap
	Growth	Alpha	Value	Equity	Growth	Index
	Class I	Class I	Class I	Class I	Class I	Class I
ASSETS
Investments in mutual funds, at value	$6,190,244	$10,757,282	$981,217	$877,852	$4,499,652	$7,717,114
Receivables:
Due from Pacific Life Insurance Company	-	-	-	64	1,020	-
Investments sold	2,044	5,876	4,468	31	-	689
Total Assets	6,192,288	10,763,158	985,685	877,947	4,500,672	7,717,803
LIABILITIES
Payables:
Due to Pacific Life Insurance Company	1,359	5,874	4,328	-	-	61
Investments purchased	-	-	-	-	268	-
Total Liabilities	1,359	5,874	4,328	-	268	61
NET ASSETS	$6,190,929	$10,757,284	$981,357	$877,947	$4,500,404	$7,717,742
Units Outstanding	187,731	146,641	20,624	21,376	131,478	164,910
Accumulation Unit Value	$32.98	$73.36	$47.58	$41.07	$34.23	$46.80
Cost of Investments	$958,179	$2,451,151	$301,289	$235,409	$935,787	$1,611,505

						International
	Small-Cap					Equity
	Plus Bond	Small-Cap		Value	Emerging	Plus Bond
	Alpha	Value	Value	Advantage	Markets	Alpha
	Class I	Class I	Class I	Class I	Class I	Class I
ASSETS
Investments in mutual funds, at value	$5,211	$2,245,546	$2,636,040	$849,673	$5,828,210	$5,244
Receivables:
Due from Pacific Life Insurance Company	-	-	179	-	13,809	-
Investments sold	-	6,038	203	29	-	-
Total Assets	5,211	2,251,584	2,636,422	849,702	5,842,019	5,244
LIABILITIES
Payables:
Due to Pacific Life Insurance Company	-	5,510	-	107	-	-
Investments purchased	-	-	-	-	13,326	-
Total Liabilities	-	5,510	-	107	13,326	-
NET ASSETS	$5,211	$2,246,074	$2,636,422	$849,595	$5,828,693	$5,244
Units Outstanding	517	39,638	97,345	32,870	173,972	542
Accumulation Unit Value	$10.07	$56.66	$27.08	$25.85	$33.50	$9.68
Cost of Investments	$5,458	$655,419	$664,725	$509,417	$1,765,378	$5,297

	International	International	International	International	Health	Real
	Growth	Large-Cap	Small-Cap	Value	Sciences	Estate
	Class I	Class I	Class I	Class I	Class I	Class I
ASSETS
Investments in mutual funds, at value	$9,421	$5,714,149	$436,519	$15,964,620	$5,017,769	$3,620,819
Receivables:
Due from Pacific Life Insurance Company	-	1,304	40	43,320	2,706	-
Investments sold	-	-	17	-	-	1,208
Total Assets	9,421	5,715,453	436,576	16,007,940	5,020,475	3,622,027
LIABILITIES
Payables:
Due to Pacific Life Insurance Company	-	-	-	-	-	845
Investments purchased	-	727	-	43,188	2,601	-
Total Liabilities	-	727	-	43,188	2,601	845
NET ASSETS	$9,421	$5,714,726	$436,576	$15,964,752	$5,017,874	$3,621,182
Units Outstanding	1,042	272,302	28,688	642,429	66,142	48,380
Accumulation Unit Value	$9.04	$20.99	$15.22	$24.85	$75.86	$74.85
Cost of Investments	$7,936	$1,815,348	$175,872	$7,631,823	$549,637	$757,148

See Notes to Financial Statements	SA-4

PACIFIC SELECT VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2024

	Variable Accounts
			Pacific	Pacific
		PSF Avantis	Dynamix -	Dynamix -	Pacific	Portfolio
		Balanced	Conservative	Moderate	Dynamix -	Optimization
	Technology	Allocation	Growth	Growth	Growth	Conservative
	Class I	Class D	Class I	Class I	Class I	Class I
ASSETS
Investments in mutual funds, at value	$4,762,036	$561,765	$2,190,120	$1,991,240	$5,080,784	$30,586,313
Receivables:
Due from Pacific Life Insurance Company	-	-	-	133	-	-
Investments sold	2,530	19	75	68	249	1,082
Total Assets	4,764,566	561,784	2,190,195	1,991,441	5,081,033	30,587,395
LIABILITIES
Payables:
Due to Pacific Life Insurance Company	2,290	68	188	-	269	277
Investments purchased	-	-	-	-	-	-
Total Liabilities	2,290	68	188	-	269	277
NET ASSETS	$4,762,276	$561,716	$2,190,007	$1,991,441	$5,080,764	$30,587,118
Units Outstanding	172,742	34,376	101,735	70,828	144,910	2,282,922
Accumulation Unit Value	$27.57	$16.34	$21.53	$28.12	$35.06	$13.40
Cost of Investments	$2,893,854	$319,485	$1,472,265	$768,327	$1,705,332	$19,554,866

	Portfolio			Portfolio	Invesco
	Optimization	Portfolio	Portfolio	Optimization	Oppenheimer	Invesco V.I.
	Moderate-	Optimization	Optimization	Aggressive-	V.I. International	Balanced-Risk
	Conservative	Moderate	Growth	Growth	Growth	Allocation
	Class I	Class I	Class I	Class I	Series II	Series II
ASSETS
Investments in mutual funds, at value	$27,674,890	$84,847,733	$73,382,166	$30,257,121	$146,055	$460,032
Receivables:
Due from Pacific Life Insurance Company	-	-	-	-	-	108
Investments sold	9,472	17,914	6,664	3,095	5	16
Total Assets	27,684,362	84,865,647	73,388,830	30,260,216	146,060	460,156
LIABILITIES
Payables:
Due to Pacific Life Insurance Company	9,465	17,239	6,641	2,866	21	-
Investments purchased	-	-	-	-	-	-
Total Liabilities	9,465	17,239	6,641	2,866	21	-
NET ASSETS	$27,674,897	$84,848,408	$73,382,189	$30,257,350	$146,039	$460,156
Units Outstanding	1,747,758	4,569,987	3,553,558	1,371,782	11,395	21,571
Accumulation Unit Value	$15.83	$18.57	$20.65	$22.06	$12.82	$21.33
Cost of Investments	$14,789,712	$37,743,834	$29,222,499	$10,981,045	$145,138	$573,704

	Invesco V.I.	Invesco V.I.		American Funds		American Funds
	Equity and	Global	Invesco V.I.	IS American	American Funds	IS Capital
	Income	Real Estate	Global	High-Income	IS Asset Allocation	Income Builder
	Series II	Series II	Series II	Trust Class 4	Class 4	Class 4
ASSETS
Investments in mutual funds, at value	$131,497	$54,963	$161,516	$388,951	$13,851,392	$448,441
Receivables:
Due from Pacific Life Insurance Company	-	-	50	235	-	-
Investments sold	21	2	6	-	483	25
Total Assets	131,518	54,965	161,572	389,186	13,851,875	448,466
LIABILITIES
Payables:
Due to Pacific Life Insurance Company	188	14	-	-	104	57
Investments purchased	-	-	-	320	-	-
Total Liabilities	188	14	-	320	104	57
NET ASSETS	$131,330	$54,951	$161,572	$388,866	$13,851,771	$448,409
Units Outstanding	7,117	5,691	7,712	25,983	735,801	31,004
Accumulation Unit Value	$18.45	$9.66	$20.95	$14.97	$18.83	$14.46
Cost of Investments	$118,295	$57,422	$141,235	$374,413	$11,557,589	$366,279

See Notes to Financial Statements	SA-5

PACIFIC SELECT VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2024

	Variable Accounts

		American Funds
	American Funds	IS Capital World			American Funds
	IS Capital	Growth and	American Funds	American Funds	IS Global Small	American Funds
	World Bond	Income	IS Global Balanced	IS Global Growth	Capitalization	IS Growth
	Class 4	Class 4	Class 4	Class 4	Class 4	Class 4
ASSETS
Investments in mutual funds, at value	$83,660	$575,667	$226,299	$1,002,130	$197,617	$9,079,400
Receivables:
Due from Pacific Life Insurance Company	-	-	58	-	-	-
Investments sold	11	20	17	1,715	11	2,914
Total Assets	83,671	575,687	226,374	1,003,845	197,628	9,082,314
LIABILITIES
Payables:
Due to Pacific Life Insurance Company	24	39	-	1,922	19	2,556
Investments purchased	-	-	-	-	-	-
Total Liabilities	24	39	-	1,922	19	2,556
NET ASSETS	$83,647	$575,648	$226,374	$1,001,923	$197,609	$9,079,758
Units Outstanding	9,456	29,544	14,744	39,338	13,080	241,351
Accumulation Unit Value	$8.85	$19.48	$15.35	$25.47	$15.11	$37.62
Cost of Investments	$101,983	$536,128	$206,391	$786,138	$231,038	$5,175,890

			American Funds	American Funds		American Funds
	American Funds	American Funds	IS International	IS Managed Risk	American Funds IS	IS The Bond Fund
	IS Growth-Income	IS International	Growth and Income	Asset Allocation	New World Fund	of America
	Class 4	Class 4	Class 4	Class P2	Class 4	Class 4
ASSETS
Investments in mutual funds, at value	$6,973,160	$368,230	$884,165	$612,859	$562,909	$678,461
Receivables:
Due from Pacific Life Insurance Company	-	-	-	-	-	-
Investments sold	806	12	30	21	19	23
Total Assets	6,973,966	368,242	884,195	612,880	562,928	678,484
LIABILITIES
Payables:
Due to Pacific Life Insurance Company	254	148	120	53	48	70
Investments purchased	-	-	-	-	-	-
Total Liabilities	254	148	120	53	48	70
NET ASSETS	$6,973,712	$368,094	$884,075	$612,827	$562,880	$678,414
Units Outstanding	261,185	30,173	70,936	37,506	38,747	66,602
Accumulation Unit Value	$26.70	$12.20	$12.46	$16.34	$14.53	$10.19
Cost of Investments	$4,742,856	$341,902	$879,262	$612,202	$469,552	$755,462

	American Funds IS	American Funds	BlackRock	BlackRock
	U.S. Government	IS Washington	60/40 Target	Global	Fidelity VIP	Fidelity VIP
	Securities	Mutual Investors	Allocation ETF	Allocation	Contrafund	FundsManager 60%
	Class 4	Class 4	V.I. Class I	V.I. Class III	Service Class 2	Service Class 2
ASSETS
Investments in mutual funds, at value	$482,131	$2,302,172	$635,999	$4,049,279	$3,533,111	$178,011
Receivables:
Due from Pacific Life Insurance Company	-	211	-	-	-	-
Investments sold	17	-	22	197	276	6
Total Assets	482,148	2,302,383	636,021	4,049,476	3,533,387	178,017
LIABILITIES
Payables:
Due to Pacific Life Insurance Company	48	-	80	197	43	9
Investments purchased	-	345	-	-	-	-
Total Liabilities	48	345	80	197	43	9
NET ASSETS	$482,100	$2,302,038	$635,941	$4,049,279	$3,533,344	$178,008
Units Outstanding	49,261	98,574	37,413	226,893	82,439	8,636
Accumulation Unit Value	$9.79	$23.35	$17.00	$17.85	$42.86	$20.61
Cost of Investments	$503,147	$1,805,875	$604,547	$3,400,278	$2,356,796	$163,318

See Notes to Financial Statements	SA-6

PACIFIC SELECT VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2024

	Variable Accounts

	Fidelity VIP		First Trust	First Trust/Dow
	Government	Fidelity VIP	Dorsey Wright	Jones Dividend &	Franklin	Franklin
	Money Market	Strategic Income	Tactical Core	Income Allocation	Allocation	Income
	Service Class	Service Class 2	Class I	Class I	VIP Class 4	VIP Class 2
ASSETS
Investments in mutual funds, at value	$5,105,946	$193,002	$439,518	$1,330,185	$356,921	$451,375
Receivables:
Due from Pacific Life Insurance Company	-	-	-	-	53	-
Investments sold	11,140	12	15	46	12	25
Total Assets	5,117,086	193,014	439,533	1,330,231	356,986	451,400
LIABILITIES
Payables:
Due to Pacific Life Insurance Company	10,754	9	69	174	-	81
Investments purchased	-	-	-	-	-	-
Total Liabilities	10,754	9	69	174	-	81
NET ASSETS	$5,106,332	$193,005	$439,464	$1,330,057	$356,986	$451,319
Units Outstanding	500,444	15,478	28,608	66,337	19,166	31,345
Accumulation Unit Value	$10.20	$12.47	$15.36	$20.05	$18.63	$14.40
Cost of Investments	$5,105,946	$193,989	$373,878	$1,225,411	$309,643	$440,874

						LVIP
	Franklin	Franklin		Janus	Janus	American
	Mutual Global	Rising	Templeton	Henderson	Henderson	Century
	Discovery	Dividends	Global Bond	Balanced	Flexible Bond	MidCap Value
	VIP Class 2	VIP Class 2	VIP Class 2	Service Shares	Service Shares	Service Class
ASSETS
Investments in mutual funds, at value	$394,054	$1,538,562	$276,611	$3,676,713	$100,974	$658,081
Receivables:
Due from Pacific Life Insurance Company	26	214	-	437	-	16
Investments sold	13	53	9	-	3	33
Total Assets	394,093	1,538,829	276,620	3,677,150	100,977	658,130
LIABILITIES
Payables:
Due to Pacific Life Insurance Company	-	-	26	-	19	-
Investments purchased	-	-	-	280	-	-
Total Liabilities	-	-	26	280	19	-
NET ASSETS	$394,093	$1,538,829	$276,594	$3,676,870	$100,958	$658,130
Units Outstanding	19,518	47,982	38,344	149,014	9,911	24,224
Accumulation Unit Value	$20.19	$32.07	$7.21	$24.67	$10.19	$27.17
Cost of Investments	$370,032	$1,308,427	$348,318	$2,115,156	$112,832	$568,468

						PIMCO
	Lord Abbett		Macquarie	MFS	MFS	Commodity-
	Bond	Lord Abbett	VIP Energy	Total Return	Utilities	RealReturn
	Debenture	Total Return	Series	Series -	Series -	Strategy -
	Class VC	Class VC	Service Class	Service Class	Service Class	Advisor Class
ASSETS
Investments in mutual funds, at value	$679,070	$283,132	$65,482	$1,014,169	$297,854	$153,726
Receivables:
Due from Pacific Life Insurance Company	-	17	4	-	-	18
Investments sold	23	10	2	35	10	5
Total Assets	679,093	283,159	65,488	1,014,204	297,864	153,749
LIABILITIES
Payables:
Due to Pacific Life Insurance Company	42	-	-	90	14	-
Investments purchased	-	-	-	-	-	-
Total Liabilities	42	-	-	90	14	-
NET ASSETS	$679,051	$283,159	$65,488	$1,014,114	$297,850	$153,749
Units Outstanding	48,679	27,187	9,894	48,220	14,515	22,119
Accumulation Unit Value	$13.95	$10.42	$6.62	$21.03	$20.52	$6.95
Cost of Investments	$687,431	$313,763	$39,664	$998,355	$257,558	$182,666

See Notes to Financial Statements	SA-7

PACIFIC SELECT VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2024

	Variable Accounts
		VanEck VIP
	PIMCO Income -	Global Resources
	Advisor Class	Class S
ASSETS
Investments in mutual funds, at value	$518,610	$344,074
Receivables:
Due from Pacific Life Insurance Company	-	-
Investments sold	22	12
Total Assets	518,632	344,086
LIABILITIES
Payables:
Due to Pacific Life Insurance Company	59	51
Investments purchased	-	-
Total Liabilities	59	51
NET ASSETS	$518,573	$344,035
Units Outstanding	45,754	43,460
Accumulation Unit Value	$11.33	$7.92
Cost of Investments	$515,091	$221,859

See Notes to Financial Statements	SA-8

PACIFIC SELECT VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENTS OF OPERATIONS

FOR THE YEAR OR PERIOD ENDED DECEMBER 31, 2024

	Variable Accounts
	Core	Diversified	Floating	High Yield	Inflation	Intermediate
	Income	Bond	Rate Income	Bond	Managed	Bond
	Class I	Class I	Class I	Class I	Class I	Class I
INVESTMENT INCOME
Dividends	$-	$-	$-	$-	$-	$-
EXPENSES
Mortality and expense risk	4,421	11,811	19,453	117,719	104,414	2,468
Net Investment Income (Loss)	(4,421)	(11,811)	(19,453)	(117,719)	(104,414)	(2,468)
REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of investments	1,268	19,518	79,115	700,451	271,520	252
Capital gain distributions	-	-	-	-	-	-
Realized Gain (Loss) on Investments	1,268	19,518	79,115	700,451	271,520	252
CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	6,929	(4,668)	41,531	(53,063)	(77,868)	4,009
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$3,776	$3,039	$101,193	$529,669	$89,238	$1,793

	Managed	Short Duration	Emerging	Dividend	Equity	Focused
	Bond	Bond	Markets Debt	Growth	Index	Growth
	Class I	Class I	Class I	Class I	Class I	Class I
INVESTMENT INCOME
Dividends	$-	$-	$-	$-	$-	$-
EXPENSES
Mortality and expense risk	259,235	29,675	1,821	95,779	758,025	91,027
Net Investment Income (Loss)	(259,235)	(29,675)	(1,821)	(95,779)	(758,025)	(91,027)
REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of investments	524,314	64,329	4,616	992,083	6,790,172	1,360,676
Capital gain distributions	-	-	-	-	-	-
Realized Gain (Loss) on Investments	524,314	64,329	4,616	992,083	6,790,172	1,360,676
CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	21,546	47,556	4,932	(38,219)	6,396,836	379,686
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$286,625	$82,210	$7,727	$858,085	$12,428,983	$1,649,335

					Large-Cap
		Hedged	Large-Cap	Large-Cap	Plus Bond	Large-Cap
	Growth	Equity	Core	Growth	Alpha	Value
	Class I	Class I	Class I	Class I	Class I (1)	Class I
INVESTMENT INCOME
Dividends	$-	$-	$-	$-	$-	$-
EXPENSES
Mortality and expense risk	1,020,474	28,853	757,269	46,772	8	115,211
Net Investment Income (Loss)	(1,020,474)	(28,853)	(757,269)	(46,772)	(8)	(115,211)
REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of investments	7,034,623	64,974	6,306,906	594,724	-	1,531,253
Capital gain distributions	-	-	-	-	-	-
Realized Gain (Loss) on Investments	7,034,623	64,974	6,306,906	594,724	-	1,531,253
CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	14,793,195	314,349	6,481,463	365,849	(62)	(829,670)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$20,807,344	$350,470	$12,031,100	$913,801	$(70)	$586,372

(1) Operations commenced or resumed during 2024 (See Financial Highlights for commencement date of operations).

See Notes to Financial Statements	SA-9

PACIFIC SELECT VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR OR PERIOD ENDED DECEMBER 31, 2024

	Variable Accounts
		Mid-Cap
	Mid-Cap	Plus Bond	Mid-Cap	Small-Cap	Small-Cap	Small-Cap
	Growth	Alpha	Value	Equity	Growth	Index
	Class I	Class I	Class I	Class I	Class I	Class I
INVESTMENT INCOME
Dividends	$-	$-	$-	$-	$-	$-
EXPENSES
Mortality and expense risk	83,126	136,231	13,470	11,368	58,809	95,267
Net Investment Income (Loss)	(83,126)	(136,231)	(13,470)	(11,368)	(58,809)	(95,267)
REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of investments	520,766	1,001,866	153,302	115,301	402,344	317,566
Capital gain distributions	-	-	-	-	-	-
Realized Gain (Loss) on Investments	520,766	1,001,866	153,302	115,301	402,344	317,566
CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	(364,598)	505,341	(44,760)	(31,214)	(99,551)	441,913
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$73,042	$1,370,976	$95,072	$72,719	$243,984	$664,212

						International
	Small-Cap					Equity
	Plus Bond	Small-Cap		Value	Emerging	Plus Bond
	Alpha	Value	Value	Advantage	Markets	Alpha
	Class I (1)	Class I	Class I	Class I	Class I	Class I (1)
INVESTMENT INCOME
Dividends	$-	$-	$-	$-	$-	$-
EXPENSES
Mortality and expense risk	9	30,682	34,683	10,389	77,768	8
Net Investment Income (Loss)	(9)	(30,682)	(34,683)	(10,389)	(77,768)	(8)
REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of investments	-	473,990	355,308	34,259	287,175	-
Capital gain distributions	-	-	-	-	-	-
Realized Gain (Loss) on Investments	-	473,990	355,308	34,259	287,175	-
CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	(247)	(336,037)	(85,362)	90,524	(374,525)	(53)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(256)	$107,271	$235,263	$114,394	$(165,118)	$(61)

	International	International	International	International	Health	Real
	Growth	Large-Cap	Small-Cap	Value	Sciences	Estate
	Class I	Class I	Class I	Class I	Class I	Class I
INVESTMENT INCOME
Dividends	$-	$-	$-	$-	$-	$-
EXPENSES
Mortality and expense risk	162	77,590	5,723	209,635	72,150	48,943
Net Investment Income (Loss)	(162)	(77,590)	(5,723)	(209,635)	(72,150)	(48,943)
REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of investments	767	561,673	48,610	717,873	767,577	574,299
Capital gain distributions	-	-	-	-	-	-
Realized Gain (Loss) on Investments	767	561,673	48,610	717,873	767,577	574,299
CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	319	(317,466)	(51,558)	(55,447)	(493,332)	(277,334)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$924	$166,617	$(8,671)	$452,791	$202,095	$248,022

(1) Operations commenced or resumed during 2024 (See Financial Highlights for commencement date of operations).

See Notes to Financial Statements	SA-10

PACIFIC SELECT VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2024

	Variable Accounts
			Pacific	Pacific
		PSF Avantis	Dynamix -	Dynamix -	Pacific	Portfolio
		Balanced	Conservative	Moderate	Dynamix -	Optimization
	Technology	Allocation	Growth	Growth	Growth	Conservative
	Class I	Class D	Class I	Class I	Class I	Class I
INVESTMENT INCOME
Dividends	$-	$-	$-	$-	$-	$-
EXPENSES
Mortality and expense risk	56,297	7,802	27,267	25,767	61,860	385,792
Net Investment Income (Loss)	(56,297)	(7,802)	(27,267)	(25,767)	(61,860)	(385,792)
REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of investments	1,226,867	59,974	79,917	167,302	125,201	501,598
Capital gain distributions	-	-	-	-	-	-
Realized Gain (Loss) on Investments	1,226,867	59,974	79,917	167,302	125,201	501,598
CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	132,084	7,980	95,777	65,736	506,175	1,395,486
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$1,302,654	$60,152	$148,427	$207,271	$569,516	$1,511,292

	Portfolio			Portfolio	Invesco
	Optimization	Portfolio	Portfolio	Optimization	Oppenheimer	Invesco V.I.
	Moderate-	Optimization	Optimization	Aggressive-	V.I. International	Balanced-Risk
	Conservative	Moderate	Growth	Growth	Growth	Allocation
	Class I	Class I	Class I	Class I	Series II	Series II
INVESTMENT INCOME
Dividends	$-	$-	$-	$-	$576	$27,759
EXPENSES
Mortality and expense risk	355,512	1,143,882	927,096	388,049	2,029	5,592
Net Investment Income (Loss)	(355,512)	(1,143,882)	(927,096)	(388,049)	(1,453)	22,167
REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of investments	1,077,775	9,834,382	3,789,805	2,113,565	26	(10,503)
Capital gain distributions	-	-	-	-	10,236	-
Realized Gain (Loss) on Investments	1,077,775	9,834,382	3,789,805	2,113,565	10,262	(10,503)
CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	1,272,005	(40,607)	4,057,372	1,485,478	(13,183)	(3,266)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$1,994,268	$8,649,893	$6,920,081	$3,210,994	$(4,374)	$8,398

	Invesco V.I.	Invesco V.I.		American Funds		American Funds
	Equity and	Global	Invesco V.I.	IS American	American Funds	IS Capital
	Income	Real Estate	Global	High-Income	IS Asset Allocation	Income Builder
	Series II	Series II	Series II	Trust Class 4	Class 4	Class 4
INVESTMENT INCOME
Dividends	$2,057	$740	$-	$23,361	$263,388	$13,292
EXPENSES
Mortality and expense risk	1,660	426	2,311	4,654	165,926	5,054
Net Investment Income (Loss)	397	314	(2,311)	18,707	97,462	8,238
REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of investments	1,419	94	5,268	(1,223)	49,510	465
Capital gain distributions	5,025	-	9,762	-	575,871	-
Realized Gain (Loss) on Investments	6,444	94	15,030	(1,223)	625,381	465
CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	6,406	(2,657)	11,620	11,317	1,075,665	21,419
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$13,247	$(2,249)	$24,339	$28,801	$1,798,508	$30,122

See Notes to Financial Statements	SA-11

PACIFIC SELECT VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2024

	Variable Accounts
		American Funds
	American Funds	IS Capital World			American Funds
	IS Capital	Growth and	American Funds	American Funds	IS Global Small	American Funds
	World Bond	Income	IS Global Balanced	IS Global Growth	Capitalization	IS Growth
	Class 4	Class 4	Class 4	Class 4	Class 4	Class 4
INVESTMENT INCOME
Dividends	$1,700	$8,551	$4,309	$14,159	$1,679	$15,538
EXPENSES
Mortality and expense risk	1,194	7,064	3,666	11,745	2,635	111,705
Net Investment Income (Loss)	506	1,487	643	2,414	(956)	(96,167)
REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of investments	(3,991)	462	13,834	1,081	(6,940)	520,362
Capital gain distributions	-	-	-	29,667	7,355	218,738
Realized Gain (Loss) on Investments	(3,991)	462	13,834	30,748	415	739,100
CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	(956)	62,502	2,185	57,261	1,859	1,639,835
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(4,441)	$64,451	$16,662	$90,423	$1,318	$2,282,768

			American Funds	American Funds		American Funds
	American Funds	American Funds	IS International	IS Managed Risk	American Funds IS	IS The Bond Fund
	IS Growth-Income	IS International	Growth and Income	Asset Allocation	New World Fund	of America
	Class 4	Class 4	Class 4	Class P2	Class 4	Class 4
INVESTMENT INCOME
Dividends	$64,804	$3,800	$20,474	$11,700	$6,535	$27,140
EXPENSES
Mortality and expense risk	92,643	5,045	10,952	7,634	6,111	8,040
Net Investment Income (Loss)	(27,839)	(1,245)	9,522	4,066	424	19,100
REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of investments	363,661	5,462	1,770	(2,224)	668	(23,928)
Capital gain distributions	346,468	-	-	8,394	2,507	-
Realized Gain (Loss) on Investments	710,129	5,462	1,770	6,170	3,175	(23,928)
CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	799,709	3,581	3,104	64,703	13,439	1,696
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$1,481,999	$7,798	$14,396	$74,939	$17,038	$(3,132)

	American Funds IS	American Funds	BlackRock	BlackRock
	U.S. Government	IS Washington	60/40 Target	Global	Fidelity VIP	Fidelity VIP
	Securities	Mutual Investors	Allocation ETF	Allocation	Contrafund	FundsManager 60%
	Class 4	Class 4	V.I. Class I	V.I. Class III	Service Class 2	Service Class 2
INVESTMENT INCOME
Dividends	$18,588	$30,859	$14,321	$58,981	$1,223	$3,419
EXPENSES
Mortality and expense risk	6,744	24,733	7,591	51,427	44,635	2,228
Net Investment Income (Loss)	11,844	6,126	6,730	7,554	(43,412)	1,191
REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of investments	(108,436)	4,406	1,213	69,328	264,678	690
Capital gain distributions	-	16,211	35,142	319,310	408,921	-
Realized Gain (Loss) on Investments	(108,436)	20,617	36,355	388,638	673,599	690
CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	57,532	275,028	16,997	(98,675)	318,866	11,769
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(39,060)	$301,771	$60,082	$297,517	$949,053	$13,650

See Notes to Financial Statements	SA-12

PACIFIC SELECT VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2024

	Variable Accounts
	Fidelity VIP		First Trust	First Trust/Dow
	Government	Fidelity VIP	Dorsey Wright	Jones Dividend &	Franklin	Franklin
	Money Market	Strategic Income	Tactical Core	Income Allocation	Allocation	Income
	Service Class	Service Class 2	Class I	Class I	VIP Class 4	VIP Class 2
INVESTMENT INCOME
Dividends	$257,506	$6,793	$4,021	$32,558	$6,838	$23,332
EXPENSES
Mortality and expense risk	66,151	2,375	5,666	17,185	4,612	5,509
Net Investment Income (Loss)	191,355	4,418	(1,645)	15,373	2,226	17,823
REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of investments	-	(233)	3,731	7,507	3,529	635
Capital gain distributions	-	-	-	11,811	-	1,912
Realized Gain (Loss) on Investments	-	(233)	3,731	19,318	3,529	2,547
CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	-	4,339	42,785	28,426	21,087	5,957
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$191,355	$8,524	$44,871	$63,117	$26,842	$26,327

						LVIP
	Franklin	Franklin		Janus	Janus	American
	Mutual Global	Rising	Templeton	Henderson	Henderson	Century
	Discovery	Dividends	Global Bond	Balanced	Flexible Bond	MidCap Value
	VIP Class 2	VIP Class 2	VIP Class 2	Service Shares	Service Shares	Service Class
INVESTMENT INCOME
Dividends	$7,022	$15,901	$-	$61,899	$4,747	$15,963
EXPENSES
Mortality and expense risk	5,101	19,678	3,715	44,405	1,716	9,256
Net Investment Income (Loss)	1,921	(3,777)	(3,715)	17,494	3,031	6,707
REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of investments	5,940	10,797	(3,716)	72,252	(7,355)	31,237
Capital gain distributions	29,508	75,656	-	-	-	33,273
Realized Gain (Loss) on Investments	35,448	86,453	(3,716)	72,252	(7,355)	64,510
CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	(24,350)	58,044	(29,942)	357,113	3,925	(17,545)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$13,019	$140,720	$(37,373)	$446,859	$(399)	$53,672

						PIMCO
	Lord Abbett		Macquarie	MFS	MFS	Commodity-
	Bond	Lord Abbett	VIP Energy	Total Return	Utilities	RealReturn
	Debenture	Total Return	Series	Series -	Series -	Strategy -
	Class VC	Class VC	Service Class	Service Class	Service Class	Advisor Class
INVESTMENT INCOME
Dividends	$37,841	$13,357	$2,472	$24,646	$6,293	$3,064
EXPENSES
Mortality and expense risk	8,409	3,636	1,028	9,213	3,827	1,924
Net Investment Income (Loss)	29,432	9,721	1,444	15,433	2,466	1,140
REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of investments	326	(8,240)	9,482	(5,502)	4,175	(5,091)
Capital gain distributions	-	-	-	52,866	8,762	-
Realized Gain (Loss) on Investments	326	(8,240)	9,482	47,364	12,937	(5,091)
CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	5,330	1,638	(16,864)	(32,550)	15,580	8,558
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$35,088	$3,119	$(5,938)	$30,247	$30,983	$4,607

See Notes to Financial Statements	SA-13

PACIFIC SELECT VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2024

	Variable Accounts
		VanEck VIP
	PIMCO Income -	Global Resources
	Advisor Class	Class S
INVESTMENT INCOME
Dividends	$29,873	$9,245
EXPENSES
Mortality and expense risk	6,490	4,753
Net Investment Income (Loss)	23,383	4,492
REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of investments	(215)	3,755
Capital gain distributions	-	-
Realized Gain (Loss) on Investments	(215)	3,755
CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	(3,535)	(22,667)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$19,633	$(14,420)

See Notes to Financial Statements	SA-14

PACIFIC SELECT VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

	Variable Accounts
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2024	2023	2024	2023	2024	2023

	Core Income		Diversified Bond		Floating Rate Income
	Class I		Class I		Class I
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$(4,421)	$(3,709)	$(11,811)	$(14,618)	$(19,453)	$(18,309)
Realized gain (loss) on investments	1,268	(1,263)	19,518	134,718	79,115	23,402
Change in net unrealized appreciation (depreciation) on investments	6,929	23,344	(4,668)	(84,364)	41,531	164,705
Net Increase (Decrease) in Net Assets Resulting from Operations	3,776	18,372	3,039	35,736	101,193	169,798
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT OWNER TRANSACTIONS
Payments received from contract owners	-	-	2,102	81,622	15,300	21,731
Transfers between variable and fixed accounts, net	59,944	61,834	(21,563)	(249,210)	189,214	6,601
Contract benefits and terminations	(883)	(352)	(53,381)	(450,305)	(414,142)	(146,184)
Contract charges and deductions	(534)	(456)	(2,046)	(2,791)	(4,059)	(4,561)
Other	-	(4)	308	27	(33)	(38)
Net Increase (Decrease) in Net Assets Derived from Contract Owner Transactions	58,527	61,022	(74,580)	(620,657)	(213,720)	(122,451)
NET INCREASE (DECREASE) IN NET ASSETS	62,303	79,394	(71,541)	(584,921)	(112,527)	47,347
NET ASSETS
Beginning of Year	332,494	253,100	964,691	1,549,612	1,477,860	1,430,513
End of Year	$394,797	$332,494	$893,150	$964,691	$1,365,333	$1,477,860

	High Yield Bond		Inflation Managed		Intermediate Bond
	Class I		Class I		Class I

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$(117,719)	$(120,393)	$(104,414)	$(123,194)	$(2,468)	$(1,745)
Realized gain (loss) on investments	700,451	575,272	271,520	216,974	252	(554)
Change in net unrealized appreciation (depreciation) on investments	(53,063)	533,700	(77,868)	120,870	4,009	9,613
Net Increase (Decrease) in Net Assets Resulting from Operations	529,669	988,579	89,238	214,650	1,793	7,314
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT OWNER TRANSACTIONS
Payments received from contract owners	37,370	68,888	28,471	35,698	-	-
Transfers between variable and fixed accounts, net	143,657	45,826	92,880	(14,222)	20,982	88,241
Contract benefits and terminations	(1,334,428)	(1,177,465)	(1,511,616)	(1,431,417)	(10,597)	(9,791)
Contract charges and deductions	(17,403)	(18,699)	(13,978)	(16,947)	(319)	(232)
Other	1,094	(162)	112	297	(1)	(7)
Net Increase (Decrease) in Net Assets Derived from Contract Owner Transactions	(1,169,710)	(1,081,612)	(1,404,131)	(1,426,591)	10,065	78,211
NET INCREASE (DECREASE) IN NET ASSETS	(640,041)	(93,033)	(1,314,893)	(1,211,941)	11,858	85,525
NET ASSETS
Beginning of Year	9,643,447	9,736,480	9,242,762	10,454,703	188,619	103,094
End of Year	$9,003,406	$9,643,447	$7,927,869	$9,242,762	$200,477	$188,619

See Notes to Financial Statements	SA-15

PACIFIC SELECT VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2024	2023	2024	2023	2024	2023

	Managed Bond		Short Duration Bond		Emerging Markets Debt
	Class I		Class I		Class I
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$(259,235)	$(264,968)	$(29,675)	$(31,772)	$(1,821)	$(1,827)
Realized gain (loss) on investments	524,314	304,175	64,329	36,542	4,616	1,386
Change in net unrealized appreciation (depreciation) on investments	21,546	1,039,536	47,556	83,651	4,932	15,678
Net Increase (Decrease) in Net Assets Resulting from Operations	286,625	1,078,743	82,210	88,421	7,727	15,237
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT OWNER TRANSACTIONS
Payments received from contract owners	87,004	259,994	2,029	58,839	600	521
Transfers between variable and fixed accounts, net	218,112	747,083	87,386	249,405	(10,916)	4,956
Contract benefits and terminations	(2,126,583)	(2,230,995)	(376,414)	(519,116)	(5,919)	(11,498)
Contract charges and deductions	(36,514)	(37,796)	(4,146)	(4,570)	(516)	(547)
Other	(1,042)	(296)	8	12	2	(1)
Net Increase (Decrease) in Net Assets Derived from Contract Owner Transactions	(1,859,023)	(1,262,010)	(291,137)	(215,430)	(16,749)	(6,569)
NET INCREASE (DECREASE) IN NET ASSETS	(1,572,398)	(183,267)	(208,927)	(127,009)	(9,022)	8,668
NET ASSETS
Beginning of Year	21,366,804	21,550,071	2,448,471	2,575,480	151,135	142,467
End of Year	$19,794,406	$21,366,804	$2,239,544	$2,448,471	$142,113	$151,135

	Dividend Growth		Equity Index		Focused Growth
	Class I		Class I		Class I
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$(95,779)	$(92,573)	$(758,025)	$(667,007)	$(91,027)	$(75,486)
Realized gain (loss) on investments	992,083	819,198	6,790,172	5,766,103	1,360,676	419,195
Change in net unrealized appreciation (depreciation) on investments	(38,219)	108,027	6,396,836	6,584,652	379,686	1,508,030
Net Increase (Decrease) in Net Assets Resulting from Operations	858,085	834,652	12,428,983	11,683,748	1,649,335	1,851,739
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT OWNER TRANSACTIONS
Payments received from contract owners	15,155	311,737	202,786	361,361	3,374	526,783
Transfers between variable and fixed accounts, net	(151,495)	(316,544)	(717,009)	(524,388)	(174,861)	(88,581)
Contract benefits and terminations	(953,067)	(1,188,517)	(6,430,022)	(5,923,420)	(1,205,692)	(838,259)
Contract charges and deductions	(12,213)	(12,476)	(104,567)	(94,094)	(13,164)	(11,234)
Other	108	138	60,297	981	1,772	(64)
Net Increase (Decrease) in Net Assets Derived from Contract Owner Transactions	(1,101,512)	(1,205,662)	(6,988,515)	(6,179,560)	(1,388,571)	(411,355)
NET INCREASE (DECREASE) IN NET ASSETS	(243,427)	(371,010)	5,440,468	5,504,188	260,764	1,440,384
NET ASSETS
Beginning of Year	7,489,972	7,860,982	56,048,277	50,544,089	6,720,755	5,280,371
End of Year	$7,246,545	$7,489,972	$61,488,745	$56,048,277	$6,981,519	$6,720,755

See Notes to Financial Statements	SA-16

PACIFIC SELECT VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Year Ended	Year Ended	Year/Period Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2024	2023	2024	2023	2024	2023

	Growth		Hedged Equity		Large-Cap Core
	Class I		Class I		Class I
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$(1,020,474)	$(811,258)	$(28,853)	$(20,709)	$(757,269)	$(653,950)
Realized gain (loss) on investments	7,034,623	5,254,045	64,974	(1,884)	6,306,906	4,679,802
Change in net unrealized appreciation (depreciation) on investments	14,793,195	14,394,130	314,349	185,461	6,481,463	7,888,026
Net Increase (Decrease) in Net Assets Resulting from Operations	20,807,344	18,836,917	350,470	162,868	12,031,100	11,913,878
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT OWNER TRANSACTIONS
Payments received from contract owners	333,118	350,700	-	-	244,804	358,292
Transfers between variable and fixed accounts, net	(910,690)	(729,949)	140,121	1,433,851	(1,377,382)	(736,822)
Contract benefits and terminations	(6,781,582)	(5,536,731)	(427,828)	(68,753)	(5,771,274)	(5,139,584)
Contract charges and deductions	(139,506)	(115,329)	(8,337)	(2,727)	(102,209)	(91,668)
Other	85,403	957	6	(52)	(3,478)	(1,403)
Net Increase (Decrease) in Net Assets Derived from Contract Owner Transactions	(7,413,257)	(6,030,352)	(296,038)	1,362,319	(7,009,539)	(5,611,185)
NET INCREASE (DECREASE) IN NET ASSETS	13,394,087	12,806,565	54,432	1,525,187	5,021,561	6,302,693
NET ASSETS
Beginning of Year	70,643,309	57,836,744	2,252,995	727,808	55,839,202	49,536,509
End of Year	$84,037,396	$70,643,309	$2,307,427	$2,252,995	$60,860,763	$55,839,202

	Large-Cap Growth		Large-Cap Plus Bond Alpha		Large-Cap Value
	Class I		Class I (1)		Class I
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$(46,772)	$(39,444)	$(8)		$(115,211)	$(112,787)
Realized gain (loss) on investments	594,724	550,204	-		1,531,253	374,609
Change in net unrealized appreciation (depreciation) on investments	365,849	619,240	(62)		(829,670)	910,690
Net Increase (Decrease) in Net Assets Resulting from Operations	913,801	1,130,000	(70)		586,372	1,172,512
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT OWNER TRANSACTIONS
Payments received from contract owners	10,486	51,931	-		12,960	68,488
Transfers between variable and fixed accounts, net	(296,865)	(202,719)	5,306		(247,996)	34,980
Contract benefits and terminations	(366,445)	(375,241)	-		(1,577,323)	(473,060)
Contract charges and deductions	(6,382)	(5,505)	(1)		(14,839)	(14,899)
Other	604	136	-		710	8
Net Increase (Decrease) in Net Assets Derived from Contract Owner Transactions	(658,602)	(531,398)	5,305		(1,826,488)	(384,483)
NET INCREASE (DECREASE) IN NET ASSETS	255,199	598,602	5,235		(1,240,116)	788,029
NET ASSETS
Beginning of Year or Period	3,458,392	2,859,790	-		9,700,571	8,912,542
End of Year or Period	$3,713,591	$3,458,392	$5,235		$8,460,455	$9,700,571

(1) Operations commenced or resumed during 2024 (See Financial Highlights for commencement date of operations).

See Notes to Financial Statements	SA-17

PACIFIC SELECT VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2024	2023	2024	2023	2024	2023

	Mid-Cap Growth		Mid-Cap Plus Bond Alpha		Mid-Cap Value
	Class I		Class I		Class I
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$(83,126)	$(79,530)	$(136,231)	$(125,178)	$(13,470)	$(12,375)
Realized gain (loss) on investments	520,766	355,124	1,001,866	674,112	153,302	49,125
Change in net unrealized appreciation (depreciation) on investments	(364,598)	761,879	505,341	781,545	(44,760)	101,352
Net Increase (Decrease) in Net Assets Resulting from Operations	73,042	1,037,473	1,370,976	1,330,479	95,072	138,102
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT OWNER TRANSACTIONS
Payments received from contract owners	14,389	451,612	23,319	126,768	87,131	6,716
Transfers between variable and fixed accounts, net	121,285	(12,229)	(14,946)	(91,187)	(76,609)	101,749
Contract benefits and terminations	(659,601)	(782,758)	(1,174,401)	(877,713)	(217,946)	(114,735)
Contract charges and deductions	(10,627)	(10,549)	(18,242)	(17,388)	(2,264)	(2,215)
Other	17	(120)	598	(47)	(5)	17
Net Increase (Decrease) in Net Assets Derived from Contract Owner Transactions	(534,537)	(354,044)	(1,183,672)	(859,567)	(209,693)	(8,468)
NET INCREASE (DECREASE) IN NET ASSETS	(461,495)	683,429	187,304	470,912	(114,621)	129,634
NET ASSETS
Beginning of Year	6,652,424	5,968,995	10,569,980	10,099,068	1,095,978	966,344
End of Year	$6,190,929	$6,652,424	$10,757,284	$10,569,980	$981,357	$1,095,978

	Small-Cap Equity		Small-Cap Growth		Small-Cap Index
	Class I		Class I		Class I
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$(11,368)	$(11,965)	$(58,809)	$(56,771)	$(95,267)	$(88,963)
Realized gain (loss) on investments	115,301	63,662	402,344	244,655	317,566	762,268
Change in net unrealized appreciation (depreciation) on investments	(31,214)	48,133	(99,551)	362,962	441,913	325,956
Net Increase (Decrease) in Net Assets Resulting from Operations	72,719	99,830	243,984	550,846	664,212	999,261
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT OWNER TRANSACTIONS
Payments received from contract owners	79,697	904	31,248	9,684	5,944	156,117
Transfers between variable and fixed accounts, net	(58,825)	(32,523)	(91,137)	15,617	734,781	4,892
Contract benefits and terminations	(168,464)	(77,233)	(381,605)	(299,230)	(1,042,343)	(1,081,522)
Contract charges and deductions	(1,683)	(1,793)	(8,505)	(8,492)	(13,551)	(13,041)
Other	4	(33)	(227)	105	(1,173)	(986)
Net Increase (Decrease) in Net Assets Derived from Contract Owner Transactions	(149,271)	(110,678)	(450,226)	(282,316)	(316,342)	(934,540)
NET INCREASE (DECREASE) IN NET ASSETS	(76,552)	(10,848)	(206,242)	268,530	347,870	64,721
NET ASSETS
Beginning of Year	954,499	965,347	4,706,646	4,438,116	7,369,872	7,305,151
End of Year	$877,947	$954,499	$4,500,404	$4,706,646	$7,717,742	$7,369,872

See Notes to Financial Statements	SA-18

PACIFIC SELECT VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Year/Period Ended	Year Ended	Year Ended	Year Ended	Year/Period Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2024	2023	2024	2023	2024	2023

	Small-Cap Plus Bond Alpha		Small-Cap Value		Value
	Class I (1)		Class I		Class I
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$(9)		$(30,682)	$(33,495)	$(34,683)	$(38,156)
Realized gain (loss) on investments	-		473,990	147,604	355,308	351,124
Change in net unrealized appreciation (depreciation) on investments	(247)		(336,037)	51,682	(85,362)	(263,524)
Net Increase (Decrease) in Net Assets Resulting from Operations	(256)		107,271	165,791	235,263	49,444
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT OWNER TRANSACTIONS
Payments received from contract owners	-		5,966	8,898	2,170	11,560
Transfers between variable and fixed accounts, net	5,467		(286,275)	18,169	(230,911)	(517,333)
Contract benefits and terminations	-		(368,450)	(211,214)	(210,938)	(418,547)
Contract charges and deductions	(1)		(4,327)	(5,447)	(5,088)	(5,653)
Other	1		179	50	36	18
Net Increase (Decrease) in Net Assets Derived from Contract Owner Transactions	5,467		(652,907)	(189,544)	(444,731)	(929,955)
NET INCREASE (DECREASE) IN NET ASSETS	5,211		(545,636)	(23,753)	(209,468)	(880,511)
NET ASSETS
Beginning of Year or Period	-		2,791,710	2,815,463	2,845,890	3,726,401
End of Year or Period	$5,211		$2,246,074	$2,791,710	$2,636,422	$2,845,890

	Value Advantage		Emerging Markets		International Equity
	Class I		Class I		Plus Bond Alpha Class I (1)
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$(10,389)	$(13,415)	$(77,768)	$(82,560)	$(8)
Realized gain (loss) on investments	34,259	(27,072)	287,175	606,716	-
Change in net unrealized appreciation (depreciation) on investments	90,524	82,238	(374,525)	(17,795)	(53)
Net Increase (Decrease) in Net Assets Resulting from Operations	114,394	41,751	(165,118)	506,361	(61)
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT OWNER TRANSACTIONS
Payments received from contract owners	633	1,201	36,213	106,426	-
Transfers between variable and fixed accounts, net	(20,680)	(781,716)	144,581	(46,987)	5,306
Contract benefits and terminations	(67,631)	(39,117)	(476,449)	(834,775)	-
Contract charges and deductions	(1,373)	(1,808)	(11,032)	(12,632)	(1)
Other	(8)	(111)	(26)	(124)	-
Net Increase (Decrease) in Net Assets Derived from Contract Owner Transactions	(89,059)	(821,551)	(306,713)	(788,092)	5,305
NET INCREASE (DECREASE) IN NET ASSETS	25,335	(779,800)	(471,831)	(281,731)	5,244
NET ASSETS
Beginning of Year or Period	824,260	1,604,060	6,300,524	6,582,255	-
End of Year or Period	$849,595	$824,260	$5,828,693	$6,300,524	$5,244

(1) Operations commenced or resumed during 2024 (See Financial Highlights for commencement date of operations).

See Notes to Financial Statements	SA-19

PACIFIC SELECT VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2024	2023	2024	2023	2024	2023

	International Growth		International Large-Cap		International Small-Cap
	Class I		Class I		Class I
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$(162)	$(206)	$(77,590)	$(75,890)	$(5,723)	$(5,766)
Realized gain (loss) on investments	767	260	561,673	382,365	48,610	17,344
Change in net unrealized appreciation (depreciation) on investments	319	1,086	(317,466)	659,613	(51,558)	56,568
Net Increase (Decrease) in Net Assets Resulting from Operations	924	1,140	166,617	966,088	(8,671)	68,146
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT OWNER TRANSACTIONS
Payments received from contract owners	3,453	3,395	17,604	10,960	1,749	2,100
Transfers between variable and fixed accounts, net	(3,715)	16,770	(199,173)	(134,429)	(31,122)	5,671
Contract benefits and terminations	(3,453)	(16,258)	(542,527)	(400,476)	(12,433)	(30,573)
Contract charges and deductions	(23)	(28)	(10,581)	(11,547)	(1,087)	(1,116)
Other	-	(1)	551	(113)	18	10
Net Increase (Decrease) in Net Assets Derived from Contract Owner Transactions	(3,738)	3,878	(734,126)	(535,605)	(42,875)	(23,908)
NET INCREASE (DECREASE) IN NET ASSETS	(2,814)	5,018	(567,509)	430,483	(51,546)	44,238
NET ASSETS
Beginning of Year	12,235	7,217	6,282,235	5,851,752	488,122	443,884
End of Year	$9,421	$12,235	$5,714,726	$6,282,235	$436,576	$488,122

	International Value		Health Sciences		Real Estate
	Class I		Class I		Class I
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$(209,635)	$(206,361)	$(72,150)	$(71,359)	$(48,943)	$(48,062)
Realized gain (loss) on investments	717,873	1,104,625	767,577	670,798	574,299	221,810
Change in net unrealized appreciation (depreciation) on investments	(55,447)	1,924,688	(493,332)	(492,251)	(277,334)	259,244
Net Increase (Decrease) in Net Assets Resulting from Operations	452,791	2,822,952	202,095	107,188	248,022	432,992
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT OWNER TRANSACTIONS
Payments received from contract owners	57,026	101,800	20,485	188,386	11,752	35,732
Transfers between variable and fixed accounts, net	514,090	(574,489)	(26,727)	(182,546)	(47,044)	47,379
Contract benefits and terminations	(1,629,148)	(1,904,234)	(757,643)	(673,270)	(627,086)	(341,342)
Contract charges and deductions	(28,951)	(29,441)	(11,941)	(11,795)	(8,054)	(8,455)
Other	4,087	556	41	55	93	(376)
Net Increase (Decrease) in Net Assets Derived from Contract Owner Transactions	(1,082,896)	(2,405,808)	(775,785)	(679,170)	(670,339)	(267,062)
NET INCREASE (DECREASE) IN NET ASSETS	(630,105)	417,144	(573,690)	(571,982)	(422,317)	165,930
NET ASSETS
Beginning of Year	16,594,857	16,177,713	5,591,564	6,163,546	4,043,499	3,877,569
End of Year	$15,964,752	$16,594,857	$5,017,874	$5,591,564	$3,621,182	$4,043,499

See Notes to Financial Statements	SA-20

PACIFIC SELECT VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2024	2023	2024	2023	2024	2023

	Technology		PSF Avantis		Pacific Dynamix -
	Class I		Balanced Allocation Class D		Conservative Growth Class I
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$(56,297)	$(36,456)	$(7,802)	$(7,371)	$(27,267)	$(25,818)
Realized gain (loss) on investments	1,226,867	334,113	59,974	4,894	79,917	453
Change in net unrealized appreciation (depreciation) on investments	132,084	879,726	7,980	71,949	95,777	235,113
Net Increase (Decrease) in Net Assets Resulting from Operations	1,302,654	1,177,383	60,152	69,472	148,427	209,748
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT OWNER TRANSACTIONS
Payments received from contract owners	5,163	1,582	-	-	-	-
Transfers between variable and fixed accounts, net	416,442	(128,482)	(18,218)	26,189	-	126,450
Contract benefits and terminations	(510,368)	(73,403)	(118,136)	(17,641)	(253,415)	(23,058)
Contract charges and deductions	(8,282)	(5,157)	(2,828)	(2,647)	(5,620)	(5,487)
Other	(120)	91	1	(5)	-	(24)
Net Increase (Decrease) in Net Assets Derived from Contract Owner Transactions	(97,165)	(205,369)	(139,181)	5,896	(259,035)	97,881
NET INCREASE (DECREASE) IN NET ASSETS	1,205,489	972,014	(79,029)	75,368	(110,608)	307,629
NET ASSETS
Beginning of Year	3,556,787	2,584,773	640,745	565,377	2,300,615	1,992,986
End of Year	$4,762,276	$3,556,787	$561,716	$640,745	$2,190,007	$2,300,615

	Pacific Dynamix -		Pacific Dynamix -		Portfolio Optimization
	Moderate Growth Class I		Growth Class I		Conservative Class I
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$(25,767)	$(24,186)	$(61,860)	$(53,283)	$(385,792)	$(375,320)
Realized gain (loss) on investments	167,302	112,032	125,201	47,589	501,598	446,108
Change in net unrealized appreciation (depreciation) on investments	65,736	165,761	506,175	630,597	1,395,486	2,191,837
Net Increase (Decrease) in Net Assets Resulting from Operations	207,271	253,607	569,516	624,903	1,511,292	2,262,625
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT OWNER TRANSACTIONS
Payments received from contract owners	3	3,612	49,474	42,104	8,144	146,899
Transfers between variable and fixed accounts, net	6,972	(1,208)	71,534	60,372	43,681	(21,080)
Contract benefits and terminations	(253,196)	(185,524)	(239,355)	(89,217)	(952,089)	(2,009,737)
Contract charges and deductions	(9,354)	(10,155)	(15,362)	(14,320)	(94,911)	(108,625)
Other	38	29	3	(5)	89	898
Net Increase (Decrease) in Net Assets Derived from Contract Owner Transactions	(255,537)	(193,246)	(133,706)	(1,066)	(995,086)	(1,991,645)
NET INCREASE (DECREASE) IN NET ASSETS	(48,266)	60,361	435,810	623,837	516,206	270,980
NET ASSETS
Beginning of Year	2,039,707	1,979,346	4,644,954	4,021,117	30,070,912	29,799,932
End of Year	$1,991,441	$2,039,707	$5,080,764	$4,644,954	$30,587,118	$30,070,912

See Notes to Financial Statements	SA-21

PACIFIC SELECT VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2024	2023	2024	2023	2024	2023

	Portfolio Optimization		Portfolio Optimization		Portfolio Optimization
	Moderate-Conservative Class I		Moderate Class I		Growth Class I
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$(355,512)	$(349,094)	$(1,143,882)	$(1,161,920)	$(927,096)	$(871,405)
Realized gain (loss) on investments	1,077,775	1,698,095	9,834,382	4,756,840	3,789,805	3,981,085
Change in net unrealized appreciation (depreciation) on investments	1,272,005	1,284,319	(40,607)	7,142,360	4,057,372	5,459,777
Net Increase (Decrease) in Net Assets Resulting from Operations	1,994,268	2,633,320	8,649,893	10,737,280	6,920,081	8,569,457
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT OWNER TRANSACTIONS
Payments received from contract owners	208,302	681,604	936,625	904,112	330,042	952,023
Transfers between variable and fixed accounts, net	214,116	(1,293,912)	(3,170,365)	2,134,006	416,504	(810,148)
Contract benefits and terminations	(2,179,365)	(3,287,754)	(14,480,254)	(11,768,165)	(5,403,185)	(6,473,416)
Contract charges and deductions	(80,008)	(79,323)	(391,859)	(415,917)	(420,884)	(415,348)
Other	18,658	182	1,485	1,373	17	1,395
Net Increase (Decrease) in Net Assets Derived from Contract Owner Transactions	(1,818,297)	(3,979,203)	(17,104,368)	(9,144,591)	(5,077,506)	(6,745,494)
NET INCREASE (DECREASE) IN NET ASSETS	175,971	(1,345,883)	(8,454,475)	1,592,689	1,842,575	1,823,963
NET ASSETS
Beginning of Year	27,498,926	28,844,809	93,302,883	91,710,194	71,539,614	69,715,651
End of Year	$27,674,897	$27,498,926	$84,848,408	$93,302,883	$73,382,189	$71,539,614

	Portfolio Optimization		Invesco Oppenheimer V.I.		Invesco V.I. Balanced-Risk
	Aggressive-Growth Class I		International Growth Series II		Allocation Series II
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$(388,049)	$(362,601)	$(1,453)	$(1,618)	$22,167	$(6,024)
Realized gain (loss) on investments	2,113,565	1,480,854	10,262	(34,067)	(10,503)	(80,864)
Change in net unrealized appreciation (depreciation) on investments	1,485,478	2,842,907	(13,183)	63,296	(3,266)	110,400
Net Increase (Decrease) in Net Assets Resulting from Operations	3,210,994	3,961,160	(4,374)	27,611	8,398	23,512
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT OWNER TRANSACTIONS
Payments received from contract owners	139,254	312,389	7,063	33,088	-	10,194
Transfers between variable and fixed accounts, net	(119,778)	(559,871)	6,466	33,136	84,680	(168,438)
Contract benefits and terminations	(2,915,325)	(1,944,308)	(14,803)	(86,809)	(33,085)	(148,073)
Contract charges and deductions	(100,517)	(96,495)	(262)	(261)	(2,089)	(2,176)
Other	557	733	-	(3)	3	199
Net Increase (Decrease) in Net Assets Derived from Contract Owner Transactions	(2,995,809)	(2,287,552)	(1,536)	(20,849)	49,509	(308,294)
NET INCREASE (DECREASE) IN NET ASSETS	215,185	1,673,608	(5,910)	6,762	57,907	(284,782)
NET ASSETS
Beginning of Year	30,042,165	28,368,557	151,949	145,187	402,249	687,031
End of Year	$30,257,350	$30,042,165	$146,039	$151,949	$460,156	$402,249

See Notes to Financial Statements	SA-22

PACIFIC SELECT VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2024	2023	2024	2023	2024	2023

	Invesco V.I. Equity and		Invesco V.I. Global		Invesco V.I.
	Income Series II		Real Estate Series II		Global Series II
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$397	$606	$314	$(98)	$(2,311)	$(1,434)
Realized gain (loss) on investments	6,444	6,136	94	(3,065)	15,030	16,829
Change in net unrealized appreciation (depreciation) on investments	6,406	3,603	(2,657)	4,960	11,620	16,117
Net Increase (Decrease) in Net Assets Resulting from Operations	13,247	10,345	(2,249)	1,797	24,339	31,512
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT OWNER TRANSACTIONS
Payments received from contract owners	-	-	-	-	4,705	3,990
Transfers between variable and fixed accounts, net	(406)	3,370	28,514	(4,704)	(24,311)	91,174
Contract benefits and terminations	(9,976)	(5,095)	(1,983)	(6,498)	(10,189)	(26,026)
Contract charges and deductions	(222)	(203)	(60)	(61)	(319)	(206)
Other	(17)	(13)	(9)	-	6	11
Net Increase (Decrease) in Net Assets Derived from Contract Owner Transactions	(10,621)	(1,941)	26,462	(11,263)	(30,108)	68,943
NET INCREASE (DECREASE) IN NET ASSETS	2,626	8,404	24,213	(9,466)	(5,769)	100,455
NET ASSETS
Beginning of Year	128,704	120,300	30,738	40,204	167,341	66,886
End of Year	$131,330	$128,704	$54,951	$30,738	$161,572	$167,341

	American Funds IS American		American Funds IS Asset		American Funds IS Capital
	High-Income Trust Class 4		Allocation Class 4		Income Builder Class 4
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$18,707	$16,745	$97,462	$87,914	$8,238	$4,979
Realized gain (loss) on investments	(1,223)	(24,259)	625,381	443,072	465	678
Change in net unrealized appreciation (depreciation) on investments	11,317	50,081	1,075,665	849,629	21,419	19,739
Net Increase (Decrease) in Net Assets Resulting from Operations	28,801	42,567	1,798,508	1,380,615	30,122	25,396
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT OWNER TRANSACTIONS
Payments received from contract owners	307	27,994	190,003	164,205	-	-
Transfers between variable and fixed accounts, net	81,726	(288,627)	495,485	80,692	65,728	(5,214)
Contract benefits and terminations	(39,188)	(67,495)	(655,657)	(791,956)	(10,508)	(10,780)
Contract charges and deductions	(584)	(733)	(96,179)	(89,542)	(670)	(589)
Other	(10)	(43)	59	(288)	(5)	(2)
Net Increase (Decrease) in Net Assets Derived from Contract Owner Transactions	42,251	(328,904)	(66,289)	(636,889)	54,545	(16,585)
NET INCREASE (DECREASE) IN NET ASSETS	71,052	(286,337)	1,732,219	743,726	84,667	8,811
NET ASSETS
Beginning of Year	317,814	604,151	12,119,552	11,375,826	363,742	354,931
End of Year	$388,866	$317,814	$13,851,771	$12,119,552	$448,409	$363,742

See Notes to Financial Statements	SA-23

PACIFIC SELECT VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2024	2023	2024	2023	2024	2023

	American Funds IS		American Funds IS Capital World		American Funds IS
	Capital World Bond Class 4		Growth and Income Class 4		Global Balanced Class 4
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$506	$(1,731)	$1,487	$2,420	$643	$643
Realized gain (loss) on investments	(3,991)	(14,697)	462	(2,074)	13,834	36,743
Change in net unrealized appreciation (depreciation) on investments	(956)	21,122	62,502	80,461	2,185	6,583
Net Increase (Decrease) in Net Assets Resulting from Operations	(4,441)	4,694	64,451	80,807	16,662	43,969
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT OWNER TRANSACTIONS
Payments received from contract owners	-	84,604	-	-	-	-
Transfers between variable and fixed accounts, net	2,331	3,501	26,260	8,249	2,007	5
Contract benefits and terminations	(18,411)	(133,793)	(19,140)	(987)	(168,411)	(95,318)
Contract charges and deductions	(157)	(210)	(863)	(699)	(472)	(590)
Other	-	(115)	(2)	(2)	11	15
Net Increase (Decrease) in Net Assets Derived from Contract Owner Transactions	(16,237)	(46,013)	6,255	6,561	(166,865)	(95,888)
NET INCREASE (DECREASE) IN NET ASSETS	(20,678)	(41,319)	70,706	87,368	(150,203)	(51,919)
NET ASSETS
Beginning of Year	104,325	145,644	504,942	417,574	376,577	428,496
End of Year	$83,647	$104,325	$575,648	$504,942	$226,374	$376,577

	American Funds IS		American Funds IS Global		American Funds IS
	Global Growth Class 4		Small Capitalization Class 4		Growth Class 4
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$2,414	$(3,644)	$(956)	$(2,520)	$(96,167)	$(74,281)
Realized gain (loss) on investments	30,748	53,957	415	(4,716)	739,100	391,332
Change in net unrealized appreciation (depreciation) on investments	57,261	78,011	1,859	35,670	1,639,835	1,785,507
Net Increase (Decrease) in Net Assets Resulting from Operations	90,423	128,324	1,318	28,434	2,282,768	2,102,558
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT OWNER TRANSACTIONS
Payments received from contract owners	3,824	3,585	-	-	6,763	12,483
Transfers between variable and fixed accounts, net	212,543	8,508	(20,678)	9,362	(338,291)	1,214,690
Contract benefits and terminations	(32,671)	(32,330)	(8,286)	(9,533)	(1,208,666)	(547,470)
Contract charges and deductions	(1,499)	(1,112)	(335)	(338)	(16,405)	(13,399)
Other	(97)	(36)	(8)	2	382	(36)
Net Increase (Decrease) in Net Assets Derived from Contract Owner Transactions	182,100	(21,385)	(29,307)	(507)	(1,556,217)	666,268
NET INCREASE (DECREASE) IN NET ASSETS	272,523	106,939	(27,989)	27,927	726,551	2,768,826
NET ASSETS
Beginning of Year	729,400	622,461	225,598	197,671	8,353,207	5,584,381
End of Year	$1,001,923	$729,400	$197,609	$225,598	$9,079,758	$8,353,207

See Notes to Financial Statements	SA-24

PACIFIC SELECT VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2024	2023	2024	2023	2024	2023

	American Funds IS		American Funds IS		American Funds IS International
	Growth-Income Class 4		International Class 4		Growth and Income Class 4
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$(27,839)	$1,166	$(1,245)	$(807)	$9,522	$8,564
Realized gain (loss) on investments	710,129	352,738	5,462	(11,407)	1,770	(83,991)
Change in net unrealized appreciation (depreciation) on investments	799,709	955,923	3,581	68,749	3,104	180,351
Net Increase (Decrease) in Net Assets Resulting from Operations	1,481,999	1,309,827	7,798	56,535	14,396	104,924
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT OWNER TRANSACTIONS
Payments received from contract owners	5,808	39,118	-	-	-	94,947
Transfers between variable and fixed accounts, net	(332,272)	1,004,235	(1,894)	(63,439)	45,236	22,383
Contract benefits and terminations	(1,197,530)	(802,243)	(47,649)	(7,640)	(21,697)	(131,740)
Contract charges and deductions	(12,198)	(10,041)	(661)	(690)	(1,344)	(1,243)
Other	870	65	(1)	(37)	(4)	(7)
Net Increase (Decrease) in Net Assets Derived from Contract Owner Transactions	(1,535,322)	231,134	(50,205)	(71,806)	22,191	(15,660)
NET INCREASE (DECREASE) IN NET ASSETS	(53,323)	1,540,961	(42,407)	(15,271)	36,587	89,264
NET ASSETS
Beginning of Year	7,027,035	5,486,074	410,501	425,772	847,488	758,224
End of Year	$6,973,712	$7,027,035	$368,094	$410,501	$884,075	$847,488

	American Funds IS Managed Risk		American Funds IS		American Funds IS The Bond
	Asset Allocation Class P2		New World Fund Class 4		Fund of America Class 4
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$4,066	$3,374	$424	$(15)	$19,100	$15,832
Realized gain (loss) on investments	6,170	55,740	3,175	228	(23,928)	(45,622)
Change in net unrealized appreciation (depreciation) on investments	64,703	(10,684)	13,439	45,578	1,696	52,218
Net Increase (Decrease) in Net Assets Resulting from Operations	74,939	48,430	17,038	45,791	(3,132)	22,428
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT OWNER TRANSACTIONS
Payments received from contract owners	-	-	36	36	-	194,325
Transfers between variable and fixed accounts, net	(191)	(172)	197,003	(7,193)	143,022	173,678
Contract benefits and terminations	(40,421)	(40,421)	(11,609)	(5,954)	(192,207)	(382,895)
Contract charges and deductions	(6,207)	(6,150)	(785)	(562)	(1,057)	(1,323)
Other	(4)	-	(5)	(5)	11	(347)
Net Increase (Decrease) in Net Assets Derived from Contract Owner Transactions	(46,823)	(46,743)	184,640	(13,678)	(50,231)	(16,562)
NET INCREASE (DECREASE) IN NET ASSETS	28,116	1,687	201,678	32,113	(53,363)	5,866
NET ASSETS
Beginning of Year	584,711	583,024	361,202	329,089	731,777	725,911
End of Year	$612,827	$584,711	$562,880	$361,202	$678,414	$731,777

See Notes to Financial Statements	SA-25

PACIFIC SELECT VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2024	2023	2024	2023	2024	2023

	American Funds IS U.S. Government		American Funds IS Washington		BlackRock 60/40 Target
	Securities Class 4		Mutual Investors Class 4		Allocation ETF V.I. Class I
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$11,844	$9,524	$6,126	$2,622	$6,730	$2,841
Realized gain (loss) on investments	(108,436)	(10,228)	20,617	15,297	36,355	(1,840)
Change in net unrealized appreciation (depreciation) on investments	57,532	6,933	275,028	220,220	16,997	38,155
Net Increase (Decrease) in Net Assets Resulting from Operations	(39,060)	6,229	301,771	238,139	60,082	39,156
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT OWNER TRANSACTIONS
Payments received from contract owners	-	28,109	127,175	245,989	-	-
Transfers between variable and fixed accounts, net	177,251	28,354	434,811	(774,292)	259,100	29,470
Contract benefits and terminations	(91,938)	(54,307)	(169,071)	(359,752)	(6,194)	(5,541)
Contract charges and deductions	(715)	(689)	(3,200)	(3,101)	(1,025)	(487)
Other	(3)	(49)	(81)	(125)	(33)	(3)
Net Increase (Decrease) in Net Assets Derived from Contract Owner Transactions	84,595	1,418	389,634	(891,281)	251,848	23,439
NET INCREASE (DECREASE) IN NET ASSETS	45,535	7,647	691,405	(653,142)	311,930	62,595
NET ASSETS
Beginning of Year	436,565	428,918	1,610,633	2,263,775	324,011	261,416
End of Year	$482,100	$436,565	$2,302,038	$1,610,633	$635,941	$324,011

	BlackRock Global Allocation		Fidelity VIP Contrafund		Fidelity VIP FundsManager 60%
	V.I. Class III		Service Class 2		Service Class 2
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$7,554	$36,140	$(43,412)	$(23,012)	$1,191	$1,556
Realized gain (loss) on investments	388,638	200,783	673,599	101,431	690	(1,752)
Change in net unrealized appreciation (depreciation) on investments	(98,675)	248,323	318,866	582,198	11,769	19,789
Net Increase (Decrease) in Net Assets Resulting from Operations	297,517	485,246	949,053	660,617	13,650	19,593
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT OWNER TRANSACTIONS
Payments received from contract owners	14,021	27,909	3,550	11,429	-	3,342
Transfers between variable and fixed accounts, net	(4,848)	19,644	373,772	608,408	1,206	1,032
Contract benefits and terminations	(299,448)	(1,784,176)	(760,884)	(168,013)	(6,120)	(6,057)
Contract charges and deductions	(13,182)	(15,166)	(5,880)	(4,024)	(1,827)	(2,011)
Other	(870)	155	164	106	2	1
Net Increase (Decrease) in Net Assets Derived from Contract Owner Transactions	(304,327)	(1,751,634)	(389,278)	447,906	(6,739)	(3,693)
NET INCREASE (DECREASE) IN NET ASSETS	(6,810)	(1,266,388)	559,775	1,108,523	6,911	15,900
NET ASSETS
Beginning of Year	4,056,089	5,322,477	2,973,569	1,865,046	171,097	155,197
End of Year	$4,049,279	$4,056,089	$3,533,344	$2,973,569	$178,008	$171,097

See Notes to Financial Statements	SA-26

PACIFIC SELECT VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2024	2023	2024	2023	2024	2023

	Fidelity VIP Government		Fidelity VIP Strategic Income		First Trust Dorsey Wright
	Money Market Service Class		Service Class 2		Tactical Core Class I
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$191,355	$187,595	$4,418	$4,239	$(1,645)	$3,407
Realized gain (loss) on investments	-	-	(233)	(1,612)	3,731	(1,511)
Change in net unrealized appreciation (depreciation) on investments	-	-	4,339	8,020	42,785	37,698
Net Increase (Decrease) in Net Assets Resulting from Operations	191,355	187,595	8,524	10,647	44,871	39,594
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT OWNER TRANSACTIONS
Payments received from contract owners	11,025	17,507	-	-	-	-
Transfers between variable and fixed accounts, net	2,013,384	1,648,809	47,914	1,676	(2,493)	(3,469)
Contract benefits and terminations	(2,623,391)	(1,081,155)	(6,507)	(11,076)	(39,567)	(12,964)
Contract charges and deductions	(10,119)	(10,417)	(334)	(261)	(935)	(903)
Other	12	29	(2)	2	(6)	(3)
Net Increase (Decrease) in Net Assets Derived from Contract Owner Transactions	(609,089)	574,773	41,071	(9,659)	(43,001)	(17,339)
NET INCREASE (DECREASE) IN NET ASSETS	(417,734)	762,368	49,595	988	1,870	22,255
NET ASSETS
Beginning of Year	5,524,066	4,761,698	143,410	142,422	437,594	415,339
End of Year	$5,106,332	$5,524,066	$193,005	$143,410	$439,464	$437,594

	First Trust/Dow Jones		Franklin		Franklin Income
	Dividend & Income Allocation Class I		Allocation VIP Class 4		VIP Class 2
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$15,373	$13,419	$2,226	$116	$17,823	$38,205
Realized gain (loss) on investments	19,318	17,754	3,529	3,672	2,547	(83,417)
Change in net unrealized appreciation (depreciation) on investments	28,426	84,065	21,087	43,003	5,957	94,512
Net Increase (Decrease) in Net Assets Resulting from Operations	63,117	115,238	26,842	46,791	26,327	49,300
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT OWNER TRANSACTIONS
Payments received from contract owners	4,089	3,616	-	556	-	110,903
Transfers between variable and fixed accounts, net	(8,070)	932	(666)	(9,343)	76,982	(767,720)
Contract benefits and terminations	(84,741)	(45,939)	(27,632)	(87,610)	(41,184)	(192,323)
Contract charges and deductions	(4,640)	(4,444)	(778)	(794)	(776)	(1,276)
Other	(5)	(4)	6	(249)	(12)	23
Net Increase (Decrease) in Net Assets Derived from Contract Owner Transactions	(93,367)	(45,839)	(29,070)	(97,440)	35,010	(850,393)
NET INCREASE (DECREASE) IN NET ASSETS	(30,250)	69,399	(2,228)	(50,649)	61,337	(801,093)
NET ASSETS
Beginning of Year	1,360,307	1,290,908	359,214	409,863	389,982	1,191,075
End of Year	$1,330,057	$1,360,307	$356,986	$359,214	$451,319	$389,982

See Notes to Financial Statements	SA-27

PACIFIC SELECT VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2024	2023	2024	2023	2024	2023

	Franklin Mutual Global		Franklin Rising		Templeton
	Discovery VIP Class 2		Dividends VIP Class 2		Global Bond VIP Class 2
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$1,921	$4,813	$(3,777)	$(4,709)	$(3,715)	$(3,193)
Realized gain (loss) on investments	35,448	15,312	86,453	145,407	(3,716)	(2,364)
Change in net unrealized appreciation (depreciation) on investments	(24,350)	53,756	58,044	4,529	(29,942)	9,882
Net Increase (Decrease) in Net Assets Resulting from Operations	13,019	73,881	140,720	145,227	(37,373)	4,325
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT OWNER TRANSACTIONS
Payments received from contract owners	3,756	3,645	108,842	211	-	72
Transfers between variable and fixed accounts, net	(27,582)	(53,439)	(30,321)	100,082	53,956	3,854
Contract benefits and terminations	(23,726)	(38,657)	(185,341)	(66,069)	(6,062)	(3,154)
Contract charges and deductions	(1,213)	(1,235)	(2,657)	(2,422)	(472)	(416)
Other	22	11	33	22	2	-
Net Increase (Decrease) in Net Assets Derived from Contract Owner Transactions	(48,743)	(89,675)	(109,444)	31,824	47,424	356
NET INCREASE (DECREASE) IN NET ASSETS	(35,724)	(15,794)	31,276	177,051	10,051	4,681
NET ASSETS
Beginning of Year	429,817	445,611	1,507,553	1,330,502	266,543	261,862
End of Year	$394,093	$429,817	$1,538,829	$1,507,553	$276,594	$266,543

	Janus Henderson		Janus Henderson		LVIP American Century
	Balanced Service Shares		Flexible Bond Service Shares		MidCap Value Service Class
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$17,494	$20,956	$3,031	$3,884	$6,707	$7,581
Realized gain (loss) on investments	72,252	55,622	(7,355)	(11,893)	64,510	80,416
Change in net unrealized appreciation (depreciation) on investments	357,113	367,613	3,925	14,912	(17,545)	(53,076)
Net Increase (Decrease) in Net Assets Resulting from Operations	446,859	444,191	(399)	6,903	53,672	34,921
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT OWNER TRANSACTIONS
Payments received from contract owners	5,109	15,311	-	-	1,055	729
Transfers between variable and fixed accounts, net	590,053	117,484	(16,166)	(20,806)	(142,498)	(84,262)
Contract benefits and terminations	(676,618)	(618,905)	(49,423)	(10,594)	(48,283)	(50,238)
Contract charges and deductions	(14,272)	(14,639)	(217)	(286)	(1,233)	(1,407)
Other	47	40	6	(3)	62	22
Net Increase (Decrease) in Net Assets Derived from Contract Owner Transactions	(95,681)	(500,709)	(65,800)	(31,689)	(190,897)	(135,156)
NET INCREASE (DECREASE) IN NET ASSETS	351,178	(56,518)	(66,199)	(24,786)	(137,225)	(100,235)
NET ASSETS
Beginning of Year	3,325,692	3,382,210	167,157	191,943	795,355	895,590
End of Year	$3,676,870	$3,325,692	$100,958	$167,157	$658,130	$795,355

See Notes to Financial Statements	SA-28

PACIFIC SELECT VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year/Period Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2024	2023	2024	2023	2024	2023

	Lord Abbett		Lord Abbett		Macquarie VIP
	Bond Debenture Class VC		Total Return Class VC		Asset Strategy Series Service Class (1)
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$29,432	$24,857	$9,721	$9,483		$698
Realized gain (loss) on investments	326	(25,883)	(8,240)	(24,018)		4,749
Change in net unrealized appreciation (depreciation) on investments	5,330	31,829	1,638	31,892		3,487
Net Increase (Decrease) in Net Assets Resulting from Operations	35,088	30,803	3,119	17,357		8,934
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT OWNER TRANSACTIONS
Payments received from contract owners	-	25,667	-	1,200		111
Transfers between variable and fixed accounts, net	35,085	147,431	48,085	10,453		-
Contract benefits and terminations	(29,525)	(69,936)	(86,186)	(113,050)		(80,266)
Contract charges and deductions	(1,080)	(957)	(504)	(583)		(103)
Other	(2)	(1)	3	9		(1)
Net Increase (Decrease) in Net Assets Derived from Contract Owner Transactions	4,478	102,204	(38,602)	(101,971)		(80,259)
NET INCREASE (DECREASE) IN NET ASSETS	39,566	133,007	(35,483)	(84,614)		(71,325)
NET ASSETS
Beginning of Year or Period	639,485	506,478	318,642	403,256		71,325
End of Year or Period	$679,051	$639,485	$283,159	$318,642		$-

	Macquarie VIP		MFS Total Return Series -		MFS Utilities Series -
	Energy Series Service Class		Service Class		Service Class
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$1,444	$2,057	$15,433	$2,885	$2,466	$5,287
Realized gain (loss) on investments	9,482	1,304	47,364	21,990	12,937	(42,101)
Change in net unrealized appreciation (depreciation) on investments	(16,864)	(2,291)	(32,550)	16,588	15,580	29,439
Net Increase (Decrease) in Net Assets Resulting from Operations	(5,938)	1,070	30,247	41,463	30,983	(7,375)
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT OWNER TRANSACTIONS
Payments received from contract owners	-	-	-	5,050	-	-
Transfers between variable and fixed accounts, net	(18,701)	5,944	635,228	437	(6,593)	(562,124)
Contract benefits and terminations	(5,586)	(3,750)	(143,660)	(42,818)	(19,152)	(17,492)
Contract charges and deductions	(155)	(159)	(3,334)	(3,401)	(531)	(646)
Other	219	(1)	(19)	1	1	20
Net Increase (Decrease) in Net Assets Derived from Contract Owner Transactions	(24,223)	2,034	488,215	(40,731)	(26,275)	(580,242)
NET INCREASE (DECREASE) IN NET ASSETS	(30,161)	3,104	518,462	732	4,708	(587,617)
NET ASSETS
Beginning of Year	95,649	92,545	495,652	494,920	293,142	880,759
End of Year	$65,488	$95,649	$1,014,114	$495,652	$297,850	$293,142

(1) There has been no activities in the Macquarie VIP Asset Strategy Series Service Class since December 29, 2023.

See Notes to Financial Statements	SA-29

PACIFIC SELECT VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2024	2023	2024	2023	2024	2023

	PIMCO CommodityRealReturn		PIMCO Income -		VanEck VIP
	Strategy - Advisor Class		Advisor Class		Global Resources Class S
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$1,140	$27,352	$23,383	$14,010	$4,492	$4,687
Realized gain (loss) on investments	(5,091)	(60,541)	(215)	(11,820)	3,755	3,646
Change in net unrealized appreciation (depreciation) on investments	8,558	9,757	(3,535)	24,941	(22,667)	(45,358)
Net Increase (Decrease) in Net Assets Resulting from Operations	4,607	(23,432)	19,633	27,131	(14,420)	(37,025)
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT OWNER TRANSACTIONS
Payments received from contract owners	-	-	-	-	36,751	299
Transfers between variable and fixed accounts, net	(9,860)	(201,513)	48,392	258,400	5,807	(202,888)
Contract benefits and terminations	(3,838)	(14,449)	(65,984)	(58,317)	(54,811)	(19,124)
Contract charges and deductions	(256)	(359)	(804)	(555)	(634)	(807)
Other	1	6	2	241	2	(335)
Net Increase (Decrease) in Net Assets Derived from Contract Owner Transactions	(13,953)	(216,315)	(18,394)	199,769	(12,885)	(222,855)
NET INCREASE (DECREASE) IN NET ASSETS	(9,346)	(239,747)	1,239	226,900	(27,305)	(259,880)
NET ASSETS
Beginning of Year	163,095	402,842	517,334	290,434	371,340	631,220
End of Year	$153,749	$163,095	$518,573	$517,334	$344,035	$371,340

See Notes to Financial Statements	SA-30

PACIFIC SELECT VARIABLE ANNUITY SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

    The Pacific Select Separate Account (the “Separate Account”), a separate account of Pacific Life Insurance Company (“Pacific Life”), was established by Pacific Life’s Board of Directors in 1990 to support operations of Pacific Life with respect to certain variable annuity contracts. The Separate Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended, and is subject to the rules and regulations of the United States Securities and Exchange Commission. The Separate Account consists of subaccounts (each, a “Variable Account” and collectively, the “Variable Accounts”) which invest in shares of corresponding portfolios (each, a “Portfolio” and collectively, the “Portfolios”) of registered investment management companies (each, a “Fund” and collectively, the “Funds”). As of December 31, 2024, the Fund investment options are Pacific Select Fund (See Note 4), AIM Variable Insurance Funds (Invesco Variable Insurance Funds), American Funds Insurance Series®, BlackRock Variable Series Funds, Inc., Fidelity Variable Insurance Products Funds, First Trust Variable Insurance Trust, Franklin Templeton Variable Insurance Products Trust, Ivy Variable Insurance Portfolios, Janus Aspen Series, Legg Mason Partners Variable Equity Trust, Lincoln Variable Insurance Products (LVIP) Trust, Lord Abbett Series Fund, Inc., MFS Variable Insurance Trust, Neuberger Berman Advisers Management Trust, PIMCO Variable Insurance Trust, State Street Variable Insurance Series Funds, Inc., and VanEck VIP Trust. The Variable Accounts which have not commenced operations as of December 31, 2024 are not presented in this annual report.

    Each of the Portfolios pursues different investment objectives and policies. The financial statements of the Funds, including the schedules of investments, are provided separately and should be read in conjunction with the Separate Account's financial statements.

    The following Variable Accounts changed names during 2024:

Current Variable Account Names	Former Variable Account Names
Mid-Cap Plus Bond Alpha Class I	Mid-Cap Equity Class I
LVIP American Century MidCap Value Service Class	American Century VP MidCap Value Class II
Macquarie VIP Asset Strategy Series Service Class	Delaware Ivy VIP Asset Strategy Class II
Macquarie VIP Energy Series Service Class	Delaware Ivy VIP Energy Class II

    The International Equity Plus Bond Alpha Class I, Large-Cap Plus Bond Alpha Class I, and Small-Cap Plus Bond Alpha Class I Variable Accounts commenced or resumed operations on Novemeber 14, 2024.

    On April 26, 2024, the net assets of the Neuberger Berman U.S. Equity Index PutWrite Strategy Class S Variable Account were transferred to the Fidelity VIP Government Money Market Service Class Variable Account. Such transfers were based on the applicable Variable Account accumulation unit values, as of the close of business on April 26, 2024. The Neuberger Berman U.S. Equity Index PutWrite Strategy Class S Variable Account is not included in this annual report.

    On April 30, 2024, the net assets of the First Trust Multi Income Allocation Class I, Clearbridge Variable Aggressive Growth – Class II, PIMCO All Asset - Advisor Class, and State Street Total Return V.I.S. Class 3 Variable Accounts (“Substituted Variable Accounts”), were transferred into the Franklin Income VIP Class 2, American Funds IS Growth Class 4,  Fidelity VIP Government Money Market, and American Funds IS Asset Allocation Class 4 Variable Accounts, respectively. Such transfers were based on the respective Variable Account accumulation unit values as of the close of business on April 30, 2024. The Substituted Variable Accounts are not included in this annual report.

    Under applicable insurance law, the assets and liabilities of the Separate Account are clearly identified and distinguished from the other assets and liabilities of Pacific Life. The assets of the Separate Account will not be charged with any liabilities arising out of any other business conducted by Pacific Life, but the obligations of the Separate Account, including benefits related to variable annuity contracts, are obligations of Pacific Life.

    The Separate Account funds individual flexible premium deferred variable annuity contracts (the "Contracts"). The investments of the Separate Account are carried at fair value.

2. SIGNIFICANT ACCOUNTING POLICIES

    The following is a summary of the significant accounting policies followed by the Separate Account in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Separate Account qualifies as an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to Investment Companies Topic of U.S. GAAP.

A. Valuation of Investments

    The fair value of the Variable Account’s investments in mutual funds is based on the computed net asset values (“NAV”) of the corresponding Portfolios, which are obtained from the transfer agents or Fund companies and reflect the fair values of the Portfolio investments. The NAV is calculated daily upon the close of the New York Stock Exchange and is based on the fair values of the underlying securities. Valuation of the underlying securities is discussed in the notes to the Funds’ financial statements.

SA-31

 PACIFIC SELECT VARIABLE ANNUITY SEPARATE ACCOUNT

 NOTES TO FINANCIAL STATEMENTS (Continued)

  B. Security Transactions and Income

    Transactions are recorded on the trade date. Realized gains and losses on sales of investments are determined on the basis of identified cost. Dividend and capital gain distributions, if any, from mutual fund investments are recorded on the ex-dividend date.

C. Federal Income Taxes

    The operations of the Separate Account are included within the total operations of Pacific Life, which files income tax returns as part of the Pacific Mutual Holding Company consolidated federal income tax return. Section 817(h) of the Internal Revenue Code (“the Code”) requires that the investments of the Separate Account must be adequately diversified in accordance with Treasury regulations in order to qualify as an annuity contract under Section 72 of the Code. The Separate Account complies with the diversification requirements. Under the current tax law, no federal income taxes are expected to be paid with respect to the operations of the Separate Account. Pacific Life will periodically review the status of this policy in the event of changes in the tax law.

D. Recent Accounting Pronouncement

    The Financial Accounting Standards Board recently adopted Accounting Standards Update 2023-07, Segment Reporting (Topic 280) – Improvements to Reportable Segment Disclosures (“ASU 2023-07”). The Separate Account’s adoption of the new standard impacted financial statement disclosures only and did not affect the Separate Account’s financial position or results of operations. The Chief Executive Officer acts as the Separate Account’s Chief Operating Decision Maker (“CODM”) and is responsible for assessing performance and allocating resources with respect to each Separate Account. The CODM has concluded that each Variable Account operates as a single operating segment based on the fact that each Portfolio has a single investment goal as disclosed in its prospectus, against which the CODM assesses the performance.

3. DIVIDENDS AND DISTRIBUTIONS FROM MUTUAL FUND INVESTMENTS

    All dividend and capital gain distributions, if any, received from the Portfolios are reinvested in additional full and fractional shares of the related Portfolios and are recorded by the Variable Accounts on the ex-dividend date.

    Each of the Portfolios in the Pacific Select Fund is treated as a partnership for federal income tax purposes only (the “Partnership Portfolios”). The Partnership Portfolios are not required to distribute taxable income and capital gains for federal income tax purposes. Therefore, no dividend or capital gain distributions were received from any Portfolios in the Pacific Select Fund nor were they recorded by the applicable Variable Accounts in the Statements of Operations for the year ended December 31, 2024.

4. CHARGES AND EXPENSES AND RELATED PARTY TRANSACTIONS

    Pacific Life deducts from the Separate Account daily charges for mortality and expense risks ("M&E") Pacific Life assumes at an annual rate of 1.25% of the average daily net assets of each Variable Account and result in a direct reduction in unit values. The mortality risk assumed by Pacific Life is the risk that the annuitant will live longer than predicted and will receive more annuity payments than anticipated. Pacific Life also assumes mortality risk in connection with any death benefit paid under the Contracts. The expense risk assumed is that expenses incurred in administering the Contracts and the Separate Account will exceed the amounts realized from fees and charges assessed against the Contracts. M&E fees are included in the Statements of Operations.

    Under the Contracts, Pacific Life makes certain deductions from the net assets of each Variable Account through a redemption of units for maintenance fees, any other optional benefit riders, any state premium taxes, and any withdrawal and surrender charges, and are shown as a decrease in net assets from contract owner transactions in the accompanying Statements of Changes in Net Assets. For some Contracts, a surrender charge is imposed if the Contract is partially or fully surrendered within the specified surrender charge period and charges will vary depending on the individual Contract. Most Contracts offer optional benefits that can be added to the Contract by rider. The charges for riders can range depending on the individual Contract. These fees and charges are assessed directly to each Contract owner account through redemption of units. Withdrawal and surrender charges are included in contract benefits and terminations; and maintenance fees, any other optional benefit riders, and state premium taxes are included in contract charges and deductions in the accompanying Statements of Changes in Net Assets. The operating expenses of the Separate Account are paid by Pacific Life and are not reflected in the accompanying financial statements.

    In addition to charges and expenses described above, the Variable Accounts also indirectly bear a portion of the operating expenses of the applicable Portfolios in which they invest.

    The assets of certain Variable Accounts invest in Class D, Class I, or Class P shares of the corresponding Portfolios of Pacific Select Fund ("PSF"). Each Portfolio of PSF pays an advisory fee to Pacific Life Fund Advisors LLC (“PLFA”), a wholly-owned subsidiary of Pacific Life, pursuant to PSF's Investment Advisory Agreement and pays a class-specific non-12b-1 service fee for Class I shares and a class-specific 12b-1 distribution and service fee for Class D shares to Pacific Select Distributors, LLC ("PSD"), also a wholly-owned subsidiary of Pacific Life, for providing shareholder servicing activities under PSF's non-12b-1 Service Plan and 12b-1 Distribution and Service Plan. Each Portfolio of PSF also compensates Pacific Life and PLFA on an approximate cost basis pursuant to PSF Administration and Support Services Agreement for providing services to PSF that are outside the scope of the Investment Adviser’s responsibilities under the Investment Advisory Agreement. The advisory fee and distribution and/or service fee rates are disclosed in the notes to financial statements of PSF. For the year ended December 31, 2024, PLFA received net advisory fees from the Portfolios of PSF at effective annual rates ranging from 0.05% to 0.90%, and PSD received a non-12b-1 service fee of 0.20% on Class I shares only and a 12b-1 service fee of 0.20% and a distribution fee of 0.05% on Class D shares only, all of which are based on the average daily net assets of each Portfolio. There was no investment by this Separate Account in Class P shares of PSF during the year ended December 31, 2024.

SA-32

PACIFIC SELECT VARIABLE ANNUITY SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS (Continued)

5. RELATED PARTY AGREEMENT

    PSD serves as principal underwriter of the Contracts funded by interests in the Separate Account, without remuneration from the Separate Account.

6. FAIR VALUE MEASUREMENTS

    The Variable Accounts characterize their holdings in the Portfolios as Level 1, Level 2, or Level 3 based upon the various inputs or methodologies used to value the holdings. The three-tier hierarchy of inputs is summarized in the three broad levels listed below:

    Level 1 – Quoted prices (unadjusted) in active markets for identical holdings

    Level 2 – Significant observable market-based inputs, other than Level 1 quoted prices, or unobservable inputs that are corroborated by market data

    Level 3 – Significant unobservable inputs that are not corroborated by observable market data

    The inputs or methodologies used for valuing the Variable Accounts' holdings are not necessarily an indication of risks associated with investing in those holdings. As of December 31, 2024, the Variable Accounts' holdings as presented in the Investments section were all categorized as Level 1 under the three-tier hierarchy of inputs.

7. CHANGES IN UNITS OUTSTANDING

     The changes in units outstanding for the year or period ended December 31, 2024 and 2023 were as follows:

	2024			2023
	Units	Units	Net Increase	Units	Units	Net Increase
Variable Accounts	Issued	Redeemed	(Decrease)	Issued	Redeemed	(Decrease)
Core Income Class I	8,154	(2,932)	5,222	6,555	(771)	5,784
Diversified Bond Class I	5,526	(10,971)	(5,445)	13,029	(58,292)	(45,263)
Floating Rate Income Class I	29,456	(44,143)	(14,687)	7,970	(17,441)	(9,471)
High Yield Bond Class I	4,989	(24,855)	(19,866)	10,279	(30,381)	(20,102)
Inflation Managed Class I	5,136	(40,173)	(35,037)	6,274	(42,859)	(36,585)
Intermediate Bond Class I	2,372	(1,232)	1,140	10,229	(1,182)	9,047
Managed Bond Class I	30,779	(74,602)	(43,823)	32,165	(63,229)	(31,064)
Short Duration Bond Class I	15,051	(40,994)	(25,943)	38,199	(58,078)	(19,879)
Emerging Markets Debt Class I	225	(1,729)	(1,504)	641	(1,274)	(633)
Dividend Growth Class I	4,203	(28,651)	(24,448)	15,809	(47,472)	(31,663)
Equity Index Class I	7,432	(48,202)	(40,770)	6,663	(52,214)	(45,551)
Focused Growth Class I	1,793	(24,677)	(22,884)	14,154	(23,231)	(9,077)
Growth Class I	3,942	(42,785)	(38,843)	4,755	(48,043)	(43,288)
Hedged Equity Class I	59,256	(84,170)	(24,914)	142,864	(12,037)	130,827
Large-Cap Core Class I	4,851	(58,125)	(53,274)	7,146	(62,169)	(55,023)
Large-Cap Growth Class I	4,276	(23,597)	(19,321)	13,016	(34,911)	(21,895)
Large-Cap Plus Bond Alpha Class I	511	-	511
Large-Cap Value Class I	3,086	(44,488)	(41,402)	8,600	(18,313)	(9,713)
Mid-Cap Growth Class I	6,698	(23,105)	(16,407)	58,908	(71,160)	(12,252)
Mid-Cap Plus Bond Alpha Class I	3,566	(20,486)	(16,920)	4,552	(19,018)	(14,466)
Mid-Cap Value Class I	3,050	(7,516)	(4,466)	3,663	(4,002)	(339)
Small-Cap Equity Class I	2,186	(5,985)	(3,799)	3,144	(6,376)	(3,232)
Small-Cap Growth Class I	7,688	(20,888)	(13,200)	4,807	(13,993)	(9,186)
Small-Cap Index Class I	21,081	(28,532)	(7,451)	8,725	(32,431)	(23,706)
Small-Cap Plus Bond Alpha Class I	517	-	517
Small-Cap Value Class I	1,752	(13,774)	(12,022)	2,172	(5,840)	(3,668)
Value Class I	1,843	(18,788)	(16,945)	4,837	(43,915)	(39,078)
Value Advantage Class I	693	(4,512)	(3,819)	4,417	(45,014)	(40,597)
Emerging Markets Class I	10,250	(19,153)	(8,903)	10,073	(32,774)	(22,701)
International Equity Plus Bond Alpha Class I	542	-	542
International Growth Class I	391	(784)	(393)	4,930	(4,446)	484
International Large-Cap Class I	7,239	(41,407)	(34,168)	11,580	(39,628)	(28,048)
International Small-Cap Class I	2,490	(5,166)	(2,676)	2,117	(3,774)	(1,657)
International Value Class I	30,687	(73,350)	(42,663)	17,951	(125,731)	(107,780)
Health Sciences Class I	4,713	(14,292)	(9,579)	5,039	(14,572)	(9,533)

SA-33

PACIFIC SELECT VARIABLE ANNUITY SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS (Continued)

	2024			2023
	Units	Units	Net Increase	Units	Units	Net Increase
Variable Accounts	Issued	Redeemed	(Decrease)	Issued	Redeemed	(Decrease)
Real Estate Class I	1,834	(10,811)	(8,977)	2,829	(6,862)	(4,033)
Technology Class I	100,136	(102,506)	(2,370)	153,000	(171,034)	(18,034)
PSF Avantis Balanced Allocation Class D	50	(8,866)	(8,816)	1,918	(1,572)	346
Pacific Dynamix - Conservative Growth Class I	-	(12,813)	(12,813)	6,609	(1,512)	5,097
Pacific Dynamix - Moderate Growth Class I	352	(9,847)	(9,495)	219	(8,456)	(8,237)
Pacific Dynamix - Growth Class I	4,023	(8,118)	(4,095)	3,790	(3,815)	(25)
Portfolio Optimization Conservative Class I	10,103	(84,884)	(74,781)	16,189	(178,828)	(162,639)
Portfolio Optimization Moderate-Conservative Class I	144,936	(256,391)	(111,455)	313,664	(593,484)	(279,820)
Portfolio Optimization Moderate Class I	151,384	(1,100,298)	(948,914)	400,212	(982,214)	(582,002)
Portfolio Optimization Growth Class I	174,041	(430,199)	(256,158)	143,448	(530,064)	(386,616)
Portfolio Optimization Aggressive-Growth Class I	9,853	(149,442)	(139,589)	23,442	(146,547)	(123,105)
Invesco Oppenheimer V.I. International Growth Series II	1,546	(1,647)	(101)	10,121	(11,712)	(1,591)
Invesco V.I. Balanced-Risk Allocation Series II	3,982	(1,695)	2,287	743	(16,069)	(15,326)
Invesco V.I. Equity and Income Series II	2	(593)	(591)	214	(350)	(136)
Invesco V.I. Global Real Estate Series II	2,980	(366)	2,614	362	(1,611)	(1,249)
Invesco V.I. Global Series II	3,156	(4,576)	(1,420)	5,849	(1,564)	4,285
American Funds IS American High-Income Trust Class 4	6,029	(2,984)	3,045	3,986	(29,358)	(25,372)
American Funds IS Asset Allocation Class 4	52,225	(54,597)	(2,372)	17,677	(59,764)	(42,087)
American Funds IS Capital Income Builder Class 4	4,510	(809)	3,701	607	(1,919)	(1,312)
American Funds IS Capital World Bond Class 4	317	(2,121)	(1,804)	9,893	(15,073)	(5,180)
American Funds IS Capital World Growth and Income Class 4	1,952	(1,505)	447	533	(108)	425
American Funds IS Global Balanced Class 4	349	(11,356)	(11,007)	684	(7,763)	(7,079)
American Funds IS Global Growth Class 4	11,378	(4,106)	7,272	3,843	(4,828)	(985)
American Funds IS Global Small Capitalization Class 4	632	(2,611)	(1,979)	740	(769)	(29)
American Funds IS Growth Class 4	13,014	(59,551)	(46,537)	63,675	(38,359)	25,316
American Funds IS Growth-Income Class 4	8,716	(69,593)	(60,877)	60,592	(50,984)	9,608
American Funds IS International Class 4	1,899	(5,929)	(4,030)	1,876	(8,159)	(6,283)
American Funds IS International Growth and Income Class 4	5,577	(3,878)	1,699	13,752	(15,272)	(1,520)
American Funds IS Managed Risk Asset Allocation Class P2	11	(3,013)	(3,002)	3	(3,467)	(3,464)
American Funds IS New World Fund Class 4	13,603	(964)	12,639	1,785	(2,850)	(1,065)
American Funds IS The Bond Fund of America Class 4	14,208	(19,242)	(5,034)	38,000	(39,860)	(1,860)
American Funds IS U.S. Government Securities Class 4	208,835	(203,820)	5,015	9,973	(9,785)	188
American Funds IS Washington Mutual Investors Class 4	28,971	(11,343)	17,628	19,310	(69,798)	(50,488)
BlackRock 60/40 Target Allocation ETF V.I. Class I	16,843	(445)	16,398	2,075	(420)	1,655
BlackRock Global Allocation V.I. Class III	2,076	(19,654)	(17,578)	3,592	(115,518)	(111,926)
Fidelity VIP Contrafund Service Class 2	23,537	(32,528)	(8,991)	25,385	(9,346)	16,039
Fidelity VIP FundsManager 60% Service Class 2	62	(397)	(335)	260	(457)	(197)
Fidelity VIP Government Money Market Service Class	320,563	(381,524)	(60,961)	368,706	(308,181)	60,525
Fidelity VIP Strategic Income Service Class 2	6,285	(2,820)	3,465	958	(1,809)	(851)
First Trust Dorsey Wright Tactical Core Class I	457	(3,505)	(3,048)	229	(1,594)	(1,365)
First Trust/Dow Jones Dividend & Income Allocation Class I	462	(5,152)	(4,690)	343	(2,880)	(2,537)
Franklin Allocation VIP Class 4	122	(1,693)	(1,571)	484	(6,532)	(6,048)
Franklin Income VIP Class 2	5,811	(3,139)	2,672	10,639	(75,912)	(65,273)
Franklin Mutual Global Discovery VIP Class 2	653	(3,135)	(2,482)	280	(5,382)	(5,102)
Franklin Rising Dividends VIP Class 2	3,917	(7,362)	(3,445)	4,947	(3,758)	1,189
Templeton Global Bond VIP Class 2	7,818	(1,814)	6,004	740	(683)	57
Janus Henderson Balanced Service Shares	26,354	(30,599)	(4,245)	56,856	(80,826)	(23,970)
Janus Henderson Flexible Bond Service Shares	93	(6,650)	(6,557)	3,461	(6,657)	(3,196)
LVIP American Century MidCap Value Service Class	681	(7,831)	(7,150)	3,648	(9,267)	(5,619)
Lord Abbett Bond Debenture Class VC	2,618	(2,250)	368	23,494	(15,448)	8,046
Lord Abbett Total Return Class VC	4,667	(8,495)	(3,828)	5,308	(15,514)	(10,206)
Macquarie VIP Energy Series Service Class	696	(4,274)	(3,578)	6,061	(5,979)	82
MFS Total Return Series - Service Class	30,179	(6,969)	23,210	336	(2,509)	(2,173)
MFS Utilities Series - Service Class	626	(1,819)	(1,193)	2,171	(31,986)	(29,815)
PIMCO CommodityRealReturn Strategy - Advisor Class	1,630	(3,600)	(1,970)	12,044	(42,056)	(30,012)
PIMCO Income - Advisor Class	5,854	(7,570)	(1,716)	30,591	(11,612)	18,979
VanEck VIP Global Resources Class S	5,429	(6,862)	(1,433)	6,432	(34,013)	(27,581)

SA-34

PACIFIC SELECT VARIABLE ANNUITY SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS (Continued)

8. FINANCIAL HIGHLIGHTS

     A summary of accumulation unit values ("AUV"), units outstanding, net assets, investment income ratios, expense ratios, and total returns for each year or period ended December 31 are presented in the table below.

	At the End of Each Year or Period
Variable Accounts		Units	Net	Investment Income	Expense	Total
For Each Year or Period	AUV	Outstanding	Assets	Ratios (1)	Ratios (2)	Returns (3)
Core Income Class I
2024	$10.98	35,953	$394,797	0.00%	1.25%	1.49%
2023	10.82	30,731	332,494	0.00%	1.25%	6.64%
2022	10.15	24,947	253,100	0.00%	1.25%	(13.49)%
2021	11.73	27,316	320,348	0.00%	1.25%	(1.63)%
2020	11.92	25,034	298,459	0.00%	1.25%	8.21%
Diversified Bond Class I
2024	$13.76	64,888	$893,150	0.00%	1.25%	0.35%
2023	13.72	70,333	964,691	0.00%	1.25%	2.32%
2022	13.41	115,596	1,549,612	0.00%	1.25%	(19.63)%
2021	16.68	134,010	2,235,227	0.00%	1.25%	(3.15)%
2020	17.22	225,038	3,875,476	0.00%	1.25%	8.98%
Floating Rate Income Class I
2024	$14.41	94,768	$1,365,333	0.00%	1.25%	6.70%
2023	13.50	109,455	1,477,860	0.00%	1.25%	12.25%
2022	12.03	118,926	1,430,513	0.00%	1.25%	(2.76)%
2021	12.37	134,050	1,658,246	0.00%	1.25%	3.32%
2020	11.97	145,096	1,737,183	0.00%	1.25%	3.41%
High Yield Bond Class I
2024	$60.40	149,056	$9,003,406	0.00%	1.25%	5.81%
2023	57.09	168,922	9,643,447	0.00%	1.25%	10.83%
2022	51.51	189,024	9,736,480	0.00%	1.25%	(11.46)%
2021	58.18	231,432	13,463,653	0.00%	1.25%	4.11%
2020	55.88	270,994	15,142,628	0.00%	1.25%	4.43%
Inflation Managed Class I
2024	$40.37	196,381	$7,927,869	0.00%	1.25%	1.08%
2023	39.94	231,418	9,242,762	0.00%	1.25%	2.38%
2022	39.01	268,003	10,454,703	0.00%	1.25%	(12.97)%
2021	44.82	319,237	14,308,434	0.00%	1.25%	4.38%
2020	42.94	325,341	13,970,577	0.00%	1.25%	10.04%
Intermediate Bond Class I
2024	$9.02	22,217	$200,477	0.00%	1.25%	0.84%
2023	8.95	21,077	188,619	0.00%	1.25%	4.43%
03/18/2022 - 12/31/2022	8.57	12,030	103,094	0.00%	1.25%	(9.13)%
Managed Bond Class I
2024	$42.78	462,667	$19,794,406	0.00%	1.25%	1.42%
2023	42.19	506,490	21,366,804	0.00%	1.25%	5.23%
2022	40.09	537,554	21,550,071	0.00%	1.25%	(15.09)%
2021	47.21	639,405	30,187,879	0.00%	1.25%	(2.36)%
2020	48.35	752,644	36,393,258	0.00%	1.25%	6.99%
Short Duration Bond Class I
2024	$11.41	196,207	$2,239,544	0.00%	1.25%	3.56%
2023	11.02	222,150	2,448,471	0.00%	1.25%	3.58%
2022	10.64	242,029	2,575,480	0.00%	1.25%	(5.76)%
2021	11.29	286,519	3,235,241	0.00%	1.25%	(1.69)%
2020	11.49	434,273	4,987,811	0.00%	1.25%	2.45%
Emerging Markets Debt Class I
2024	$11.58	12,273	$142,113	0.00%	1.25%	5.55%
2023	10.97	13,777	151,135	0.00%	1.25%	10.96%
2022	9.89	14,410	142,467	0.00%	1.25%	(10.39)%
2021	11.03	16,295	179,789	0.00%	1.25%	(7.29)%
2020	11.90	17,133	203,897	0.00%	1.25%	0.49%
Dividend Growth Class I
2024	$46.18	156,909	$7,246,545	0.00%	1.25%	11.83%
2023	41.30	181,357	7,489,972	0.00%	1.25%	11.91%
2022	36.90	213,020	7,860,982	0.00%	1.25%	(11.60)%
2021	41.75	224,954	9,390,839	0.00%	1.25%	24.24%
2020	33.60	286,945	9,641,826	0.00%	1.25%	12.03%

SA-35

PACIFIC SELECT VARIABLE ANNUITY SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS (Continued)

	At the End of Each Year or Period
Variable Accounts		Units	Net	Investment Income	Expense	Total
For Each Year or Period	AUV	Outstanding	Assets	Ratios (1)	Ratios (2)	Returns (3)
Equity Index Class I
2024	$184.22	333,783	$61,488,745	0.00%	1.25%	23.11%
2023	149.64	374,553	56,048,277	0.00%	1.25%	24.38%
2022	120.31	420,104	50,544,089	0.00%	1.25%	(19.32)%
2021	149.13	465,348	69,397,264	0.00%	1.25%	26.78%
2020	117.63	524,883	61,743,138	0.00%	1.25%	16.64%
Focused Growth Class I
2024	$65.99	105,803	$6,981,519	0.00%	1.25%	26.35%
2023	52.23	128,687	6,720,755	0.00%	1.25%	36.26%
2022	38.33	137,764	5,280,371	0.00%	1.25%	(34.62)%
2021	58.62	160,572	9,413,508	0.00%	1.25%	18.30%
2020	49.56	171,430	8,495,583	0.00%	1.25%	36.58%
Growth Class I
2024	$203.93	412,086	$84,037,396	0.00%	1.25%	30.17%
2023	156.66	450,929	70,643,309	0.00%	1.25%	33.87%
2022	117.03	494,217	57,836,744	0.00%	1.25%	(32.07)%
2021	172.27	529,881	91,280,918	0.00%	1.25%	21.89%
2020	141.33	579,045	81,835,635	0.00%	1.25%	29.93%
Hedged Equity Class I
2024	$12.65	182,448	$2,307,427	0.00%	1.25%	16.40%
2023	10.87	207,362	2,252,995	0.00%	1.25%	14.25%
2022	9.51	76,535	727,808	0.00%	1.25%	(9.09)%
05/17/2021 - 12/31/2021	10.46	11,405	119,297	0.00%	1.25%	4.20%
Large-Cap Core Class I
2024	$140.66	432,668	$60,860,763	0.00%	1.25%	22.41%
2023	114.91	485,942	55,839,202	0.00%	1.25%	25.49%
2022	91.57	540,965	49,536,509	0.00%	1.25%	(21.60)%
2021	116.80	617,021	72,067,219	0.00%	1.25%	26.18%
2020	92.57	706,275	65,378,790	0.00%	1.25%	12.52%
Large-Cap Growth Class I
2024	$37.53	98,940	$3,713,591	0.00%	1.25%	28.35%
2023	29.24	118,261	3,458,392	0.00%	1.25%	43.32%
2022	20.40	140,156	2,859,790	0.00%	1.25%	(38.67)%
2021	33.27	202,743	6,745,316	0.00%	1.25%	18.78%
2020	28.01	258,592	7,243,317	0.00%	1.25%	36.63%
Large-Cap Plus Bond Alpha Class I (4)
11/14/2024 - 12/31/2024	$10.24	511	$5,235	0.00%	1.25%	(1.32)%
Large-Cap Value Class I
2024	$45.46	186,089	$8,460,455	0.00%	1.25%	6.62%
2023	42.64	227,491	9,700,571	0.00%	1.25%	13.49%
2022	37.57	237,204	8,912,542	0.00%	1.25%	(7.79)%
2021	40.75	265,606	10,822,559	0.00%	1.25%	24.55%
2020	32.71	303,285	9,921,919	0.00%	1.25%	4.56%
Mid-Cap Growth Class I
2024	$32.98	187,731	$6,190,929	0.00%	1.25%	1.20%
2023	32.59	204,138	6,652,424	0.00%	1.25%	18.14%
2022	27.58	216,390	5,968,995	0.00%	1.25%	(31.59)%
2021	40.32	229,420	9,250,077	0.00%	1.25%	15.22%
2020	34.99	252,019	8,819,038	0.00%	1.25%	48.27%
Mid-Cap Plus Bond Alpha Class I
2024	$73.36	146,641	$10,757,284	0.00%	1.25%	13.51%
2023	64.62	163,561	10,569,980	0.00%	1.25%	13.92%
2022	56.73	178,027	10,099,068	0.00%	1.25%	(18.28)%
2021	69.42	192,466	13,360,926	0.00%	1.25%	14.95%
2020	60.39	215,294	13,001,334	0.00%	1.25%	25.93%
Mid-Cap Value Class I
2024	$47.58	20,624	$981,357	0.00%	1.25%	8.93%
2023	43.68	25,090	1,095,978	0.00%	1.25%	14.95%
2022	38.00	25,429	966,344	0.00%	1.25%	(8.41)%
2021	41.49	40,968	1,699,903	0.00%	1.25%	25.46%
2020	33.07	32,378	1,070,874	0.00%	1.25%	4.21%

SA-36

PACIFIC SELECT VARIABLE ANNUITY SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS (Continued)

	At the End of Each Year or Period
Variable Accounts		Units	Net	Investment Income	Expense	Total
For Each Year or Period	AUV	Outstanding	Assets	Ratios (1)	Ratios (2)	Returns (3)
Small-Cap Equity Class I
2024	$41.07	21,376	$877,947	0.00%	1.25%	8.33%
2023	37.91	25,175	954,499	0.00%	1.25%	11.57%
2022	33.98	28,407	965,347	0.00%	1.25%	(14.00)%
2021	39.51	31,715	1,253,211	0.00%	1.25%	24.89%
2020	31.64	40,263	1,273,920	0.00%	1.25%	4.11%
Small-Cap Growth Class I
2024	$34.23	131,478	$4,500,404	0.00%	1.25%	5.22%
2023	32.53	144,678	4,706,646	0.00%	1.25%	12.78%
2022	28.84	153,864	4,438,116	0.00%	1.25%	(30.79)%
2021	41.68	186,618	7,777,843	0.00%	1.25%	0.43%
2020	41.50	210,171	8,722,230	0.00%	1.25%	53.65%
Small-Cap Index Class I
2024	$46.80	164,910	$7,717,742	0.00%	1.25%	9.45%
2023	42.76	172,361	7,369,872	0.00%	1.25%	14.76%
2022	37.26	196,067	7,305,151	0.00%	1.25%	(21.85)%
2021	47.67	212,226	10,117,415	0.00%	1.25%	12.82%
2020	42.26	235,339	9,944,566	0.00%	1.25%	17.68%
Small-Cap Plus Bond Alpha Class I (4)
11/14/2024 - 12/31/2024	$10.07	517	$5,211	0.00%	1.25%	(4.67)%
Small-Cap Value Class I
2024	$56.66	39,638	$2,246,074	0.00%	1.25%	4.86%
2023	54.04	51,660	2,791,710	0.00%	1.25%	6.19%
2022	50.89	55,328	2,815,463	0.00%	1.25%	(17.84)%
2021	61.94	67,766	4,197,297	0.00%	1.25%	33.92%
2020	46.25	72,759	3,364,992	0.00%	1.25%	2.15%
Value Class I
2024	$27.08	97,345	$2,636,422	0.00%	1.25%	8.77%
2023	24.90	114,290	2,845,890	0.00%	1.25%	2.48%
2022	24.30	153,368	3,726,401	0.00%	1.25%	(1.77)%
2021	24.73	144,797	3,581,450	0.00%	1.25%	20.13%
2020	20.59	155,993	3,211,727	0.00%	1.25%	(8.09)%
Value Advantage Class I
2024	$25.85	32,870	$849,595	0.00%	1.25%	15.05%
2023	22.47	36,689	824,260	0.00%	1.25%	8.25%
2022	20.75	77,286	1,604,060	0.00%	1.25%	(5.26)%
2021	21.91	45,603	998,990	0.00%	1.25%	26.93%
2020	17.26	9,439	162,900	0.00%	1.25%	(3.98)%
Emerging Markets Class I
2024	$33.50	173,972	$5,828,693	0.00%	1.25%	(2.75)%
2023	34.45	182,875	6,300,524	0.00%	1.25%	7.60%
2022	32.02	205,576	6,582,255	0.00%	1.25%	(26.20)%
2021	43.39	232,134	10,071,348	0.00%	1.25%	(9.42)%
2020	47.90	255,798	12,252,758	0.00%	1.25%	15.87%
International Equity Plus Bond Alpha Class I (4)
11/14/2024 - 12/31/2024	$9.68	542	$5,244	0.00%	1.25%	(1.15)%
International Growth Class I
2024	$9.04	1,042	$9,421	0.00%	1.25%	6.05%
2023	8.52	1,435	12,235	0.00%	1.25%	12.33%
07/21/2022 - 12/31/2022	7.59	951	7,217	0.00%	1.25%	0.56%
International Large-Cap Class I
2024	$20.99	272,302	$5,714,726	0.00%	1.25%	2.38%
2023	20.50	306,470	6,282,235	0.00%	1.25%	17.18%
2022	17.49	334,518	5,851,752	0.00%	1.25%	(16.25)%
2021	20.89	362,112	7,563,245	0.00%	1.25%	13.35%
2020	18.43	397,348	7,321,576	0.00%	1.25%	9.36%
International Small-Cap Class I
2024	$15.22	28,688	$436,576	0.00%	1.25%	(2.22)%
2023	15.56	31,364	488,122	0.00%	1.25%	15.78%
2022	13.44	33,021	443,884	0.00%	1.25%	(18.12)%
2021	16.42	35,496	582,718	0.00%	1.25%	12.46%
2020	14.60	46,369	676,887	0.00%	1.25%	7.07%

SA-37

PACIFIC SELECT VARIABLE ANNUITY SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS (Continued)

	At the End of Each Year
Variable Accounts		Units	Net	Investment Income	Expense	Total
For Each Year	AUV	Outstanding	Assets	Ratios (1)	Ratios (2)	Returns (3)
International Value Class I
2024	$24.85	642,429	$15,964,752	0.00%	1.25%	2.59%
2023	24.22	685,092	16,594,857	0.00%	1.25%	18.72%
2022	20.40	792,872	16,177,713	0.00%	1.25%	(2.49)%
2021	20.92	928,818	19,435,224	0.00%	1.25%	18.87%
2020	17.60	1,079,677	19,006,135	0.00%	1.25%	(8.32)%
Health Sciences Class I
2024	$75.86	66,142	$5,017,874	0.00%	1.25%	2.74%
2023	73.84	75,721	5,591,564	0.00%	1.25%	2.14%
2022	72.30	85,254	6,163,546	0.00%	1.25%	(6.97)%
2021	77.72	92,323	7,174,885	0.00%	1.25%	10.99%
2020	70.02	118,217	8,277,723	0.00%	1.25%	17.31%
Real Estate Class I
2024	$74.85	48,380	$3,621,182	0.00%	1.25%	6.17%
2023	70.50	57,357	4,043,499	0.00%	1.25%	11.61%
2022	63.16	61,390	3,877,569	0.00%	1.25%	(26.56)%
2021	86.01	65,775	5,657,274	0.00%	1.25%	38.58%
2020	62.07	75,962	4,714,607	0.00%	1.25%	(4.48)%
Technology Class I
2024	$27.57	172,742	$4,762,276	0.00%	1.25%	35.73%
2023	20.31	175,112	3,556,787	0.00%	1.25%	51.78%
2022	13.38	193,146	2,584,773	0.00%	1.25%	(36.85)%
2021	21.19	190,103	4,028,882	0.00%	1.25%	12.45%
2020	18.85	248,803	4,689,233	0.00%	1.25%	45.41%
PSF Avantis Balanced Allocation Class D
2024	$16.34	34,376	$561,716	0.00%	1.25%	10.15%
2023	14.83	43,192	640,745	0.00%	1.25%	12.42%
2022	13.20	42,846	565,377	0.00%	1.25%	(16.05)%
2021	15.72	72,963	1,146,824	0.00%	1.25%	11.10%
2020	14.15	67,173	950,312	0.00%	1.25%	10.72%
Pacific Dynamix - Conservative Growth Class I
2024	$21.53	101,735	$2,190,007	0.00%	1.25%	7.18%
2023	20.08	114,548	2,300,615	0.00%	1.25%	10.30%
2022	18.21	109,451	1,992,986	0.00%	1.25%	(15.44)%
2021	21.53	119,283	2,568,536	0.00%	1.25%	5.12%
2020	20.48	120,516	2,468,679	0.00%	1.25%	10.82%
Pacific Dynamix - Moderate Growth Class I
2024	$28.12	70,828	$1,991,441	0.00%	1.25%	10.72%
2023	25.39	80,323	2,039,707	0.00%	1.25%	13.62%
2022	22.35	88,560	1,979,346	0.00%	1.25%	(16.74)%
2021	26.84	101,811	2,732,988	0.00%	1.25%	9.24%
2020	24.57	144,645	3,554,277	0.00%	1.25%	13.16%
Pacific Dynamix - Growth Class I
2024	$35.06	144,910	$5,080,764	0.00%	1.25%	12.47%
2023	31.17	149,005	4,644,954	0.00%	1.25%	15.53%
2022	26.98	149,030	4,021,117	0.00%	1.25%	(17.72)%
2021	32.79	158,288	5,190,783	0.00%	1.25%	12.91%
2020	29.04	168,674	4,898,706	0.00%	1.25%	14.35%
Portfolio Optimization Conservative Class I
2024	$13.40	2,282,922	$30,587,118	0.00%	1.25%	5.05%
2023	12.75	2,357,703	30,070,912	0.00%	1.25%	7.87%
2022	11.82	2,520,342	29,799,932	0.00%	1.25%	(14.74)%
2021	13.87	2,452,168	34,005,423	0.00%	1.25%	0.93%
2020	13.74	2,607,148	35,819,851	0.00%	1.25%	6.54%
Portfolio Optimization Moderate-Conservative Class I
2024	$15.83	1,747,758	$27,674,897	0.00%	1.25%	7.06%
2023	14.79	1,859,213	27,498,926	0.00%	1.25%	9.68%
2022	13.48	2,139,033	28,844,809	0.00%	1.25%	(15.96)%
2021	16.05	2,354,211	37,774,643	0.00%	1.25%	4.96%
2020	15.29	2,490,565	38,074,271	0.00%	1.25%	8.60%

SA-38

PACIFIC SELECT VARIABLE ANNUITY SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS (Continued)

	At the End of Each Year
Variable Accounts		Units	Net	Investment Income	Expense	Total
For Each Year	AUV	Outstanding	Assets	Ratios (1)	Ratios (2)	Returns (3)
Portfolio Optimization Moderate Class I
2024	$18.57	4,569,987	$84,848,408	0.00%	1.25%	9.82%
2023	16.91	5,518,901	93,302,883	0.00%	1.25%	12.47%
2022	15.03	6,100,903	91,710,194	0.00%	1.25%	(16.76)%
2021	18.06	6,715,925	121,284,681	0.00%	1.25%	7.82%
2020	16.75	7,348,445	123,076,971	0.00%	1.25%	10.44%
Portfolio Optimization Growth Class I
2024	$20.65	3,553,558	$73,382,189	0.00%	1.25%	9.97%
2023	18.78	3,809,716	71,539,614	0.00%	1.25%	13.03%
2022	16.61	4,196,332	69,715,651	0.00%	1.25%	(17.91)%
2021	20.24	4,536,876	91,815,756	0.00%	1.25%	11.71%
2020	18.12	5,002,500	90,624,778	0.00%	1.25%	11.32%
Portfolio Optimization Aggressive-Growth Class I
2024	$22.06	1,371,782	$30,257,350	0.00%	1.25%	10.96%
2023	19.88	1,511,371	30,042,165	0.00%	1.25%	14.53%
2022	17.36	1,634,476	28,368,557	0.00%	1.25%	(18.53)%
2021	21.30	1,730,430	36,864,706	0.00%	1.25%	14.25%
2020	18.65	2,039,099	38,022,860	0.00%	1.25%	11.06%
Invesco Oppenheimer V.I. International Growth Series II
2024	$12.82	11,395	$146,039	0.36%	1.25%	(3.04)%
2023	13.22	11,496	151,949	0.26%	1.25%	19.14%
2022	11.09	13,087	145,187	0.00%	1.25%	(28.07)%
2021	15.42	12,823	197,770	0.00%	1.25%	8.75%
2020	14.18	16,441	233,159	0.60%	1.25%	19.54%
Invesco V.I. Balanced-Risk Allocation Series II
2024	$21.33	21,571	$460,156	6.24%	1.25%	2.27%
2023	20.86	19,284	402,249	0.00%	1.25%	5.08%
2022	19.85	34,610	687,031	7.22%	1.25%	(15.58)%
2021	23.51	36,709	863,153	2.95%	1.25%	7.90%
2020	21.79	40,377	879,841	7.63%	1.25%	8.62%
Invesco V.I. Equity and Income Series II
2024	$18.45	7,117	$131,330	1.56%	1.25%	10.51%
2023	16.70	7,708	128,704	1.75%	1.25%	8.87%
2022	15.34	7,844	120,300	1.40%	1.25%	(8.86)%
2021	16.83	9,084	152,854	1.62%	1.25%	16.88%
2020	14.40	9,662	139,105	1.84%	1.25%	8.29%
Invesco V.I. Global Real Estate Series II
2024	$9.66	5,691	$54,951	2.18%	1.25%	(3.33)%
2023	9.99	3,077	30,738	0.98%	1.25%	7.48%
2022	9.29	4,326	40,204	2.54%	1.25%	(26.07)%
2021	12.57	4,543	57,108	2.55%	1.25%	23.89%
2020	10.15	10,496	106,514	5.00%	1.25%	(13.65)%
Invesco V.I. Global Series II
2024	$20.95	7,712	$161,572	0.00%	1.25%	14.34%
2023	18.32	9,132	167,341	0.00%	1.25%	32.78%
2022	13.80	4,847	66,886	0.00%	1.25%	(32.78)%
2021	20.53	11,661	239,393	0.00%	1.25%	13.74%
2020	18.05	12,049	217,483	0.61%	1.25%	25.76%
American Funds IS American High-Income Trust Class 4
2024	$14.97	25,983	$388,866	6.30%	1.25%	8.02%
2023	13.86	22,938	317,814	4.91%	1.25%	10.79%
2022	12.51	48,310	604,151	6.76%	1.25%	(10.65)%
2021	14.00	50,180	702,366	3.74%	1.25%	6.84%
2020	13.10	45,941	601,873	8.28%	1.25%	6.40%
American Funds IS Asset Allocation Class 4
2024	$18.83	735,801	$13,851,771	1.99%	1.25%	14.66%
2023	16.42	738,173	12,119,552	2.01%	1.25%	12.61%
2022	14.58	780,260	11,375,826	1.61%	1.25%	(14.73)%
2021	17.10	874,998	14,961,337	1.29%	1.25%	13.42%
2020	15.08	963,156	14,520,686	1.44%	1.25%	10.77%

SA-39

PACIFIC SELECT VARIABLE ANNUITY SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS (Continued)

	At the End of Each Year
Variable Accounts		Units	Net	Investment Income	Expense	Total
For Each Year	AUV	Outstanding	Assets	Ratios (1)	Ratios (2)	Returns (3)
American Funds IS Capital Income Builder Class 4
2024	$14.46	31,004	$448,409	3.30%	1.25%	8.56%
2023	13.32	27,303	363,742	2.68%	1.25%	7.41%
2022	12.40	28,615	354,931	2.46%	1.25%	(8.52)%
2021	13.56	33,284	451,318	2.49%	1.25%	13.26%
2020	11.97	33,509	401,175	2.66%	1.25%	2.82%
American Funds IS Capital World Bond Class 4
2024	$8.85	9,456	$83,647	1.79%	1.25%	(4.53)%
2023	9.27	11,260	104,325	0.00%	1.25%	4.58%
2022	8.86	16,440	145,644	0.21%	1.25%	(18.86)%
2021	10.92	16,259	177,526	1.50%	1.25%	(6.36)%
2020	11.66	10,740	125,231	1.32%	1.25%	8.26%
American Funds IS Capital World Growth and Income Class 4
2024	$19.48	29,544	$575,648	1.52%	1.25%	12.28%
2023	17.35	29,097	504,942	1.78%	1.25%	19.16%
2022	14.56	28,672	417,574	2.17%	1.25%	(18.59)%
2021	17.89	28,793	515,111	1.23%	1.25%	13.04%
2020	15.83	36,986	585,346	1.12%	1.25%	7.20%
American Funds IS Global Balanced Class 4
2024	$15.35	14,744	$226,374	1.48%	1.25%	4.99%
2023	14.62	25,751	376,577	1.42%	1.25%	12.04%
2022	13.05	32,830	428,496	0.00%	1.25%	(15.79)%
2021	15.50	34,619	536,569	0.81%	1.25%	9.09%
2020	14.21	34,049	483,770	0.89%	1.25%	8.63%
American Funds IS Global Growth Class 4
2024	$25.47	39,338	$1,001,923	1.51%	1.25%	11.97%
2023	22.75	32,066	729,400	0.71%	1.25%	20.78%
2022	18.83	33,051	622,461	0.44%	1.25%	(25.85)%
2021	25.40	34,245	869,787	0.21%	1.25%	14.69%
2020	22.15	35,915	795,346	0.15%	1.25%	28.55%
American Funds IS Global Small Capitalization Class 4
2024	$15.11	13,080	$197,609	0.80%	1.25%	0.84%
2023	14.98	15,059	225,598	0.03%	1.25%	14.35%
2022	13.10	15,088	197,671	0.00%	1.25%	(30.56)%
2021	18.87	13,732	259,076	0.00%	1.25%	5.10%
2020	17.95	19,942	357,967	0.12%	1.25%	27.78%
American Funds IS Growth Class 4
2024	$37.62	241,351	$9,079,758	0.17%	1.25%	29.66%
2023	29.02	287,888	8,353,207	0.18%	1.25%	36.43%
2022	21.27	262,572	5,584,381	0.10%	1.25%	(30.98)%
2021	30.82	332,982	10,260,866	0.06%	1.25%	20.17%
2020	25.64	388,299	9,956,844	0.21%	1.25%	49.83%
American Funds IS Growth-Income Class 4
2024	$26.70	261,185	$6,973,712	0.88%	1.25%	22.37%
2023	21.82	322,062	7,027,035	1.26%	1.25%	24.27%
2022	17.56	312,454	5,486,074	1.01%	1.25%	(17.74)%
2021	21.34	397,469	8,483,707	0.93%	1.25%	22.26%
2020	17.46	455,832	7,957,819	1.12%	1.25%	11.84%
American Funds IS International Class 4
2024	$12.20	30,173	$368,094	0.95%	1.25%	1.64%
2023	12.00	34,203	410,501	1.05%	1.25%	14.13%
2022	10.52	40,486	425,772	1.62%	1.25%	(22.00)%
2021	13.48	34,070	459,357	1.75%	1.25%	(2.93)%
2020	13.89	47,334	657,492	0.42%	1.25%	12.25%
American Funds IS International Growth and Income Class 4
2024	$12.46	70,936	$884,075	2.35%	1.25%	1.82%
2023	12.24	69,237	847,488	2.30%	1.25%	14.23%
2022	10.72	70,757	758,224	2.77%	1.25%	(16.57)%
2021	12.84	73,603	945,388	2.92%	1.25%	3.79%
2020	12.38	67,069	830,036	1.09%	1.25%	4.42%

SA-40

PACIFIC SELECT VARIABLE ANNUITY SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS (Continued)

	At the End of Each Year
Variable Accounts		Units	Net	Investment Income	Expense	Total
For Each Year	AUV	Outstanding	Assets	Ratios (1)	Ratios (2)	Returns (3)
American Funds IS Managed Risk Asset Allocation Class P2
2024	$16.34	37,506	$612,827	1.93%	1.25%	13.20%
2023	14.43	40,508	584,711	1.84%	1.25%	8.87%
2022	13.26	43,972	583,024	2.15%	1.25%	(15.04)%
2021	15.61	52,371	817,289	1.36%	1.25%	11.11%
2020	14.05	55,513	779,709	1.51%	1.25%	4.57%
American Funds IS New World Fund Class 4
2024	$14.53	38,747	$562,880	1.34%	1.25%	5.00%
2023	13.83	26,108	361,202	1.24%	1.25%	14.24%
2022	12.11	27,173	329,089	1.10%	1.25%	(23.22)%
2021	15.77	28,609	451,248	0.64%	1.25%	3.33%
2020	15.26	29,581	451,542	0.04%	1.25%	21.76%
American Funds IS The Bond Fund of America Class 4
2024	$10.19	66,602	$678,414	4.25%	1.25%	(0.28)%
2023	10.22	71,636	731,777	3.19%	1.25%	3.43%
2022	9.88	73,496	725,911	2.63%	1.25%	(13.83)%
2021	11.46	79,049	906,068	1.66%	1.25%	(1.82)%
2020	11.67	34,136	398,536	2.23%	1.25%	8.02%
American Funds IS U.S. Government Securities Class 4
2024	$9.79	49,261	$482,100	3.46%	1.25%	(0.81)%
2023	9.87	44,246	436,565	3.50%	1.25%	1.35%
2022	9.74	44,058	428,918	3.29%	1.25%	(12.30)%
2021	11.10	52,618	584,079	0.85%	1.25%	(2.11)%
2020	11.34	133,779	1,516,939	1.81%	1.25%	8.12%
American Funds IS Washington Mutual Investors Class 4
2024	$23.35	98,574	$2,302,038	1.57%	1.25%	17.37%
2023	19.90	80,946	1,610,633	1.39%	1.25%	15.52%
2022	17.22	131,434	2,263,775	2.09%	1.25%	(9.82)%
2021	19.10	81,840	1,563,063	1.31%	1.25%	25.93%
2020	15.17	80,653	1,223,231	1.61%	1.25%	7.12%
BlackRock 60/40 Target Allocation ETF V.I. Class I
2024	$17.00	37,413	$635,941	2.36%	1.25%	10.24%
2023	15.42	21,015	324,011	2.25%	1.25%	14.18%
2022	13.50	19,360	261,416	2.01%	1.25%	(15.88)%
2021	16.05	19,923	319,806	2.86%	1.25%	10.60%
2020	14.51	11,634	168,855	1.63%	1.25%	13.24%
BlackRock Global Allocation V.I. Class III
2024	$17.85	226,893	$4,049,279	1.44%	1.25%	7.57%
2023	16.59	244,471	4,056,089	1.98%	1.25%	11.10%
2022	14.93	356,397	5,322,477	0.00%	1.25%	(17.11)%
2021	18.02	445,039	8,018,665	0.81%	1.25%	5.09%
2020	17.14	505,173	8,660,975	1.23%	1.25%	19.21%
Fidelity VIP Contrafund Service Class 2
2024	$42.86	82,439	$3,533,344	0.03%	1.25%	31.78%
2023	32.52	91,430	2,973,569	0.29%	1.25%	31.47%
2022	24.74	75,391	1,865,046	0.25%	1.25%	(27.40)%
2021	34.07	100,060	3,409,500	0.03%	1.25%	25.93%
2020	27.06	96,227	2,603,817	0.06%	1.25%	28.62%
Fidelity VIP FundsManager 60% Service Class 2
2024	$20.61	8,636	$178,008	1.93%	1.25%	8.08%
2023	19.07	8,971	171,097	2.20%	1.25%	12.66%
2022	16.93	9,168	155,197	1.80%	1.25%	(16.30)%
2021	20.23	8,498	171,875	0.88%	1.25%	10.81%
2020	18.25	10,272	187,473	1.16%	1.25%	13.49%
Fidelity VIP Government Money Market Service Class
2024	$10.20	500,444	$5,106,332	4.90%	1.25%	3.70%
2023	9.84	561,405	5,524,066	4.72%	1.25%	3.50%
2022	9.51	500,880	4,761,698	1.32%	1.25%	0.11%
2021	9.50	484,847	4,604,373	0.01%	1.25%	(1.23)%
2020	9.62	836,592	8,043,866	0.24%	1.25%	(0.97)%

SA-41

PACIFIC SELECT VARIABLE ANNUITY SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS (Continued)

	At the End of Each Year
Variable Accounts		Units	Net	Investment Income	Expense	Total
For Each Year	AUV	Outstanding	Assets	Ratios (1)	Ratios (2)	Returns (3)
Fidelity VIP Strategic Income Service Class 2
2024	$12.47	15,478	$193,005	3.59%	1.25%	4.46%
2023	11.94	12,013	143,410	4.27%	1.25%	7.82%
2022	11.07	12,864	142,422	3.00%	1.25%	(12.62)%
2021	12.67	24,282	307,646	2.42%	1.25%	2.25%
2020	12.39	22,677	281,005	3.24%	1.25%	5.83%
First Trust Dorsey Wright Tactical Core Class I
2024	$15.36	28,608	$439,464	0.89%	1.25%	11.13%
2023	13.82	31,656	437,594	2.07%	1.25%	9.90%
2022	12.58	33,021	415,339	1.16%	1.25%	(18.08)%
2021	15.35	104,076	1,597,999	0.41%	1.25%	12.46%
2020	13.65	40,059	546,948	0.50%	1.25%	9.71%
First Trust/Dow Jones Dividend & Income Allocation Class I
2024	$20.05	66,337	$1,330,057	2.38%	1.25%	4.69%
2023	19.15	71,027	1,360,307	2.28%	1.25%	9.14%
2022	17.55	73,564	1,290,908	1.39%	1.25%	(13.29)%
2021	20.24	80,553	1,630,206	0.91%	1.25%	10.85%
2020	18.26	94,871	1,731,970	1.49%	1.25%	6.47%
Franklin Allocation VIP Class 4
2024	$18.63	19,166	$356,986	1.86%	1.25%	7.53%
2023	17.32	20,737	359,214	1.28%	1.25%	13.20%
2022	15.30	26,785	409,863	1.51%	1.25%	(17.23)%
2021	18.49	35,561	657,449	1.59%	1.25%	10.15%
2020	16.78	37,914	636,355	1.35%	1.25%	10.36%
Franklin Income VIP Class 2
2024	$14.40	31,345	$451,319	5.32%	1.25%	5.87%
2023	13.60	28,673	389,982	6.07%	1.25%	7.28%
2022	12.68	93,946	1,191,075	5.84%	1.25%	(6.65)%
2021	13.58	29,195	396,486	4.88%	1.25%	15.30%
2020	11.78	36,118	425,404	6.21%	1.25%	(0.56)%
Franklin Mutual Global Discovery VIP Class 2
2024	$20.19	19,518	$394,093	1.73%	1.25%	3.35%
2023	19.54	22,000	429,817	2.36%	1.25%	18.82%
2022	16.44	27,102	445,611	1.32%	1.25%	(5.93)%
2021	17.48	32,977	576,392	2.34%	1.25%	17.65%
2020	14.86	36,794	546,639	2.29%	1.25%	(5.65)%
Franklin Rising Dividends VIP Class 2
2024	$32.07	47,982	$1,538,829	1.02%	1.25%	9.40%
2023	29.31	51,427	1,507,553	0.91%	1.25%	10.69%
2022	26.48	50,238	1,330,502	0.76%	1.25%	(11.68)%
2021	29.99	63,305	1,898,285	0.77%	1.25%	25.22%
2020	23.95	68,589	1,642,555	1.15%	1.25%	14.53%
Templeton Global Bond VIP Class 2
2024	$7.21	38,344	$276,594	0.00%	1.25%	(12.48)%
2023	8.24	32,340	266,543	0.00%	1.25%	1.61%
2022	8.11	32,283	261,862	0.00%	1.25%	(6.13)%
2021	8.64	32,961	284,812	0.00%	1.25%	(6.17)%
2020	9.21	51,599	475,198	8.28%	1.25%	(6.46)%
Janus Henderson Balanced Service Shares
2024	$24.67	149,014	$3,676,870	1.75%	1.25%	13.71%
2023	21.70	153,259	3,325,692	1.81%	1.25%	13.71%
2022	19.08	177,229	3,382,210	0.95%	1.25%	(17.65)%
2021	23.17	236,362	5,477,584	0.64%	1.25%	15.46%
2020	20.07	277,221	5,564,371	1.55%	1.25%	12.61%
Janus Henderson Flexible Bond Service Shares
2024	$10.19	9,911	$100,958	3.49%	1.25%	0.36%
2023	10.15	16,468	167,157	3.44%	1.25%	3.99%
2022	9.76	19,664	191,943	1.89%	1.25%	(14.97)%
2021	11.48	33,998	390,280	1.77%	1.25%	(2.34)%
2020	11.75	17,405	204,591	2.42%	1.25%	8.88%

SA-42

PACIFIC SELECT VARIABLE ANNUITY SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS (Continued)

	At the End of Each Year or Period
Variable Accounts		Units	Net	Investment Income	Expense	Total
For Each Year or Period	AUV	Outstanding	Assets	Ratios (1)	Ratios (2)	Returns (3)
LVIP American Century MidCap Value Service Class
2024	$27.17	24,224	$658,130	2.17%	1.25%	7.17%
2023	25.35	31,374	795,355	2.15%	1.25%	4.71%
2022	24.21	36,993	895,590	2.07%	1.25%	(2.61)%
2021	24.86	33,789	839,923	1.03%	1.25%	21.49%
2020	20.46	36,857	754,132	1.64%	1.25%	(0.15)%
Lord Abbett Bond Debenture Class VC
2024	$13.95	48,679	$679,051	5.65%	1.25%	5.39%
2023	13.24	48,311	639,485	5.49%	1.25%	5.23%
2022	12.58	40,265	506,478	3.58%	1.25%	(13.88)%
2021	14.61	55,496	810,593	3.57%	1.25%	1.99%
2020	14.32	50,676	725,725	3.82%	1.25%	5.97%
Lord Abbett Total Return Class VC
2024	$10.42	27,187	$283,159	4.62%	1.25%	1.38%
2023	10.27	31,015	318,642	4.15%	1.25%	5.02%
2022	9.78	41,221	403,256	2.80%	1.25%	(15.11)%
2021	11.52	53,537	616,992	1.89%	1.25%	(1.48)%
2020	11.70	64,249	751,602	2.47%	1.25%	6.09%
Macquarie VIP Asset Strategy Series Service Class
2024 (5)
01/01/2023-12/29/2023(5)	$12.89	-	$-	2.17%	1.25%	12.52%
2022	11.46	6,224	71,325	1.59%	1.25%	(15.80)%
2021	13.61	6,224	84,698	1.62%	1.25%	9.07%
2020	12.48	6,224	77,654	2.48%	1.25%	12.46%
Macquarie VIP Energy Series Service Class
2024	$6.62	9,894	$65,488	3.03%	1.25%	(6.78)%
2023	7.10	13,472	95,649	3.78%	1.25%	2.73%
2022	6.91	13,390	92,545	0.65%	1.25%	48.61%
2021	4.65	41,310	192,119	1.43%	1.25%	40.24%
2020	3.32	37,315	123,749	2.05%	1.25%	(37.62)%
MFS Total Return Series - Service Class
2024	$21.03	48,220	$1,014,114	3.35%	1.25%	6.12%
2023	19.82	25,010	495,652	1.84%	1.25%	8.85%
2022	18.21	27,183	494,920	1.48%	1.25%	(10.96)%
2021	20.45	30,607	625,821	1.62%	1.25%	12.42%
2020	18.19	33,612	611,338	2.31%	1.25%	8.16%
MFS Utilities Series - Service Class
2024	$20.52	14,515	$297,850	2.07%	1.25%	9.95%
2023	18.66	15,708	293,142	2.70%	1.25%	(3.54)%
2022	19.35	45,523	880,759	2.78%	1.25%	(0.77)%
2021	19.50	11,318	220,672	1.53%	1.25%	12.41%
2020	17.34	11,647	202,007	1.21%	1.25%	4.31%
PIMCO CommodityRealReturn Strategy - Advisor Class
2024	$6.95	22,119	$153,749	2.00%	1.25%	2.67%
2023	6.77	24,089	163,095	14.50%	1.25%	(9.07)%
2022	7.45	54,101	402,842	24.87%	1.25%	7.32%
2021	6.94	101,742	705,925	2.44%	1.25%	31.46%
2020	5.28	1,422	7,503	3.97%	1.25%	(0.03)%
PIMCO Income - Advisor Class
2024	$11.33	45,754	$518,573	5.78%	1.25%	4.00%
2023	10.90	47,470	517,334	5.23%	1.25%	6.82%
2022	10.20	28,491	290,434	3.77%	1.25%	(8.93)%
2021	11.20	16,896	189,293	2.76%	1.25%	0.63%
06/17/2020 - 12/31/2020	11.13	30,064	334,709	2.91%	1.25%	6.27%
VanEck VIP Global Resources Class S
2024	$7.92	43,460	$344,035	2.45%	1.25%	(4.30)%
2023	8.27	44,893	371,340	2.24%	1.25%	(5.03)%
2022	8.71	72,474	631,220	1.67%	1.25%	6.78%
2021	8.16	55,035	448,891	0.26%	1.25%	17.20%
2020	6.96	56,069	390,202	0.80%	1.25%	17.35%

SA-43

PACIFIC SELECT VARIABLE ANNUITY SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS (Continued)

(1)	The investment income ratios represent the dividends, excluding distributions of capital gains, received by the variable accounts from the underlying portfolios, divided by the average daily net assets (See Note 3 in Notes to Financial Statements). These ratios exclude those expenses, such as mortality and expense risk ("M&E") fees that are assessed against contract owner accounts, either through reductions in the unit values or the redemption of units. The recognition of investment income by the variable accounts is affected by the timing of the declaration of dividends by the underlying portfolios in which the variable accounts invest. The investment income ratios for periods of less than one full year are annualized.
(2)	The expense ratios represent annualized contract fees and expenses of the Separate Account divided by the average daily net assets for each period indicated. These ratios include only those expenses that result in a direct reduction of unit values. Excluded are expenses of the underlying portfolios in which the variable accounts invest and charges made directly to contract owner accounts through the redemption of units (See Note 4 in Notes to Financial Statements). The expense ratios for periods of less than one full year are annualized.
(3)	Total returns reflect changes in unit values of the underlying portfolios and deductions for M&E fees assessed through the daily AUV calculation. Total returns do not include deductions at the separate account or contract level for any premium loads, maintenance fees, premium tax charges, withdrawal and surrender charges, or other charges that may be incurred under a contract which, if incurred, would have resulted in lower returns. Total returns are calculated for each period indicated and are not annualized for periods of less than one full year.
(4)	Operations commenced or resumed during 2024 (See Note 1 in Notes to Financial Statements).
(5)	There has been no activities in the Macquarie VIP Asset Strategy Series Service Class since December 29, 2023.

SA-44

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of

Pacific Life Insurance Company:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of Pacific Select Variable Annuity Separate Account of Pacific Life Insurance Company (the "Separate Account") comprising the variable accounts listed in Appendix A, including the schedules of investments as of December 31, 2024, the related statements of operations and statements of changes in net assets for the periods indicated in Appendix A, and the related notes, which include the financial highlights (collectively, the “financial statements”).In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Variable Accounts constituting the Pacific Select Variable Annuity Separate Account of Pacific Life Insurance Company as of December 31, 2024, and the results of their operations and changes in their net assets for the periods indicated in Appendix A in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on the Separate Account’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Separate Account is not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Separate Account’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of investments owned as of December 31, 2024, by correspondence with the transfer agents. We believe that our audits provide a reasonable basis for our opinion.

Costa Mesa, California

March 12, 2025

We have served as the auditor of Pacific Select Variable Annuity Separate Account of Pacific Life Insurance Company since 1990.

SA-45

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (Continued)

APPENDIX A

Variable Account Comprising the Separate Account	Statement of Operations	Statement of Changes in Net Assets
Core Income Class I	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Diversified Bond Class I	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Floating Rate Income Class I	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
High Yield Bond Class I	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Inflation Managed Class I	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Intermediate Bond Class I	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Managed Bond Class I	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Short Duration Bond Class I	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Emerging Markets Debt Class I	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Dividend Growth Class I	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Equity Index Class I	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Focused Growth Class I	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Growth Class I	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Hedged Equity Class I	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Large-Cap Core Class I	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Large-Cap Growth Class I	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Large-Cap Plus Bond Alpha Class I	For the period November 14, 2024 (commencement of operations) through December 31, 2024
Large-Cap Value Class I	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Mid-Cap Growth Class I	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Mid-Cap Plus Bond Alpha Class I (formerly Mid-Cap Equity Class I)	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Mid-Cap Value Class I	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Small-Cap Equity Class I	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Small-Cap Growth Class I	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Small-Cap Index Class I	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Small-Cap Plus Bond Alpha Class I	For the period November 14, 2024 (commencement of operations) through December 31, 2024
Small-Cap Value Class I	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Value Class I	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Value Advantage Class I	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Emerging Markets Class I	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
International Equity Plus Bond Alpha Class I	For the period November 14, 2024 (commencement of operations) through December 31, 2024
International Growth Class I	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
International Large-Cap Class I	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
International Small-Cap Class I	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
International Value Class I	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024

SA-46

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (Continued)

APPENDIX A (Continued)

Variable Account Comprising the Separate Account	Statement of Operations	Statement of Changes in Net Assets
Health Sciences Class I	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Real Estate Class I	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Technology Class I	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
PSF Avantis Balanced Allocation Class D	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Pacific Dynamix - Conservative Growth Class I	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Pacific Dynamix - Moderate Growth Class I	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Pacific Dynamix - Growth Class I	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Portfolio Optimization Conservative Class I	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Portfolio Optimization Moderate-Conservative Class I	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Portfolio Optimization Moderate Class I	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Portfolio Optimization Growth Class I	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Portfolio Optimization Aggressive-Growth Class I	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Invesco Oppenheimer V.I. International Growth Series II	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Invesco® V.I. Balanced-Risk Allocation Series II	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Invesco® V.I. Equity and Income Series II	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Invesco® V.I. Global Real Estate Series II	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Invesco® V.I. Global Series II	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
American Funds IS American High-Income Trust Class 4	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
American Funds IS Asset Allocation Class 4	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
American Funds IS Capital Income Builder® Class 4	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
American Funds IS New World Fund® Class 4	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
American Funds IS Capital World Growth and Income Class 4	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
American Funds IS Global Balanced Class 4	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
American Funds IS Global Growth Class 4	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
American Funds IS Global Small Capitalization Class 4	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
American Funds IS Growth Class 4	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
American Funds IS Growth-Income Class 4	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
American Funds IS International Class 4	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
American Funds IS International Growth and Income Class 4	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
American Funds IS Managed Risk Asset Allocation Class P2	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
American Funds IS New World Fund Class 4	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
American Funds IS The Bond Fund of America Class 4	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024

SA-47

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (Continued)

APPENDIX A (Continued)

Variable Account Comprising the Separate Account	Statement of Operations	Statement of Changes in Net Assets
American Funds IS U.S. Government Securities Class 4	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
American Funds IS Washington Mutual Investors Class 4	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
BlackRock® 60/40 Target Allocation ETF V.I. Class I	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
BlackRock® Global Allocation V.I. Class III	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Fidelity® VIP Contrafund® Service Class 2	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Fidelity® VIP FundsManager® 60% Service Class 2	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Fidelity® VIP Government Money Market Service Class	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Fidelity® VIP Strategic Income Service Class 2	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
First Trust Dorsey Wright Tactical Core Class I	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
First Trust/Dow Jones Dividend & Income Allocation Class I	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Franklin Allocation VIP Class 4	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Franklin Income VIP Class 2	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Franklin Mutual Global Discovery VIP Class 2	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Franklin Rising Dividends VIP Class 2	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Templeton Global Bond VIP Class 2	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Janus Henderson Balanced Service Shares	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Janus Henderson Flexible Bond Service Shares	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP American Century MidCap Value Service Class (formerly American Century VP MidCap Value Class II)	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Lord Abbett Bond Debenture Class VC	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Lord Abbett Total Return Class VC	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Macquarie VIP Asset Strategy Series Service Class (formerly Delaware Ivy VIP Asset Strategy Class II)	Not Applicable	For the period January 1, 2023 through December 29, 2023
Macquarie VIP Energy Series Service Class II (formerly Delaware Ivy VIP Energy Class II)	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
MFS® Total Return Series - Service Class	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
MFS® Utilities Series - Service Class	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
PIMCO CommodityRealReturn® Strategy - Advisor Class	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
PIMCO Income - Advisor Class	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
VanEck VIP Global Resources Class S	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024

SA-48

PACIFIC LIFE INSURANCE COMPANY

Financial Statements - Statutory Basis

as of December 31, 2024 and 2023 and

for the years ended December 31, 2024, 2023 and 2022,

Supplemental Schedule of Selected Financial Data

as of and for the year ended December 31, 2024,

Supplemental Summary Investment Schedule,

Supplemental Schedule of Investment Risk Interrogatories,

and Supplemental Schedule of Reinsurance Disclosures

as of December 31, 2024

and Independent Auditor's Report

INDEPENDENT AUDITOR'S REPORT

Pacific Life Insurance Company:

Opinions

We have audited the statutory-basis financial statements of Pacific Life Insurance Company (the "Company"), which comprise the statements of admitted assets, liabilities, and capital and surplus - statutory basis as of December 31, 2024 and 2023, and the related statements of operations - statutory basis, capital and surplus - statutory basis, and cash flows - statutory basis for each of the three years in the period ended December 31, 2024, and the related notes to the statutory-basis financial statements (collectively referred to as the “statutory-basis financial statements”).

Unmodified Opinion on Statutory-Basis of Accounting

In our opinion, the accompanying statutory-basis financial statements present fairly, in all material respects, the admitted assets, liabilities, and capital and surplus of the Company as of December 31, 2024 and 2023, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2024, in accordance with the accounting practices prescribed or permitted by the Nebraska Department of Insurance as described in Note 1.

Adverse Opinion on Accounting Principles Generally Accepted in the United States of America

In our opinion, because of the significance of the matter described in the Basis for Adverse Opinion on Accounting Principles Generally Accepted in the United States of America section of our report, the statutory-basis financial statements do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2024 and 2023, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2024.

Basis for Opinions

We conducted our audits in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditor’s Responsibilities for the Audit of the Statutory-Basis Financial Statements section of our report. We are required to be independent of the Company, and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audits. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on Accounting Principles Generally Accepted in the United States of America

As described in Note 1 to the statutory-basis financial statements, the statutory-basis financial statements are prepared by the Company using the accounting practices prescribed or permitted by the Nebraska Department of Insurance, which is a basis of accounting other than accounting principles generally accepted in the United States of America, to meet the requirements of the Nebraska Department of Insurance. The effects on the statutory-basis financial statements of the variances between the statutory-basis of accounting described in Note 2 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material and pervasive.

Responsibilities of Management for the Statutory-Basis Financial Statements

Management is responsible for the preparation and fair presentation of the statutory-basis financial statements in accordance with the accounting practices prescribed or permitted by the Nebraska Department of Insurance. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of statutory-basis financial statements that are free from material misstatement, whether due to fraud or error. In preparing the statutory-basis financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date that the statutory-basis financial statements are issued.

Auditor’s Responsibilities for the Audit of the Statutory-Basis Financial Statements

Our objectives are to obtain reasonable assurance about whether the statutory-basis financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditor’s report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the statutory-basis financial statements.

In performing an audit in accordance with GAAS, we:

•	Exercise professional judgment and maintain professional skepticism throughout the audit.
•	Identify and assess the risks of material misstatement of the statutory-basis financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the statutory-basis financial statements.
•	Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.
•	Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the statutory-basis financial statements.
•	Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control–related matters that we identified during the audit.

Report on Supplemental Schedules

Our 2024 audit was conducted for the purpose of forming an opinion on the 2024 statutory-basis financial statements as a whole. The supplemental schedule of selected financial data, the supplemental summary investment schedule, the supplemental schedule of investment risk interrogatories, and the supplemental schedule of reinsurance disclosures as of and for the year ended December 31, 2024 are presented for purposes of additional analysis and are not a required part of the 2024 statutory-basis financial statements. These schedules are the responsibility of the Company's management and were derived from and relate directly to the underlying accounting and other records used to prepare the statutory-basis financial statements. Such schedules have been subjected to the auditing procedures applied in our audit of the 2024 statutory-basis financial statements and certain additional procedures, including comparing and reconciling such schedules directly to the underlying accounting and other records used to prepare the statutory-basis financial statements or to the statutory-basis financial statements themselves, and other additional procedures in accordance with auditing standards generally accepted in the United States of America. In our opinion, such schedules are fairly stated in all material respects in relation to the 2024 statutory-basis financial statements as a whole.

/s/ Deloitte & Touche LLP

Costa Mesa, California

March 17, 2025

Pacific Life Insurance Company

S T A T E M E N T S   O F   A D M I T T E D   A S S E T S,

L I A B I L I T I E S   A N D   C A P I T A L   A N D   S U R P L U S - S T A T U T O R Y   B A S I S

	December 31,
(In Millions, except share data)	2024	2023
ADMITTED ASSETS
Bonds	$82,251	$76,921
Preferred stocks	1	1
Common stocks	755	687
Mortgage loans	19,596	18,648
Real estate	70	120
Cash, cash equivalents and short-term investments	2,864	3,018
Contract loans	8,527	8,187
Derivatives	3,209	2,530
Securities lending reinvested collateral assets	1,793	3,096
Other invested assets	13,563	10,710
Investment income due and accrued	945	957
Net deferred tax asset	1,009	746
Other assets	2,516	2,038
Separate account assets	72,114	65,576

TOTAL ADMITTED ASSETS	$209,213	$193,235

LIABILITIES AND CAPITAL AND SURPLUS
Liabilities:
Aggregate reserves	$73,036	$72,346
Liability for deposit-type contracts	28,797	22,005
Transfers to separate accounts due or accrued, net	(467)	(492)
Funds held under coinsurance	13,259	11,620
Other liabilities	8,275	8,965
Asset valuation reserve	2,050	1,423
Separate account liabilities	72,114	65,576
TOTAL LIABILITIES	197,064	181,443
Capital and Surplus:
Common stock - $50 par value; 600,000 shares authorized, issued and outstanding	30	30
Paid-in surplus	2,536	2,536
Other surplus adjustments	80	83
Special surplus adjustments	491	231
Unassigned surplus	7,557	7,457
Surplus notes	1,455	1,455
TOTAL CAPITAL AND SURPLUS	12,149	11,792

TOTAL LIABILITIES AND CAPITAL AND SURPLUS	$209,213	$193,235

See Notes to Financial Statements - Statutory Basis

Pacific Life Insurance Company

S T A T E M E N T S   O F   O P E R A T I O N S - S T A T U T O R Y   B A S I S

	Years Ended December 31,
(In Millions)	2024	2023	2022
REVENUES
Premiums and annuity considerations	$13,678	$3,955	$14,298
Net investment income	3,946	3,818	3,401
Reserve adjustments on reinsurance ceded	(1,023)	(526)	(450)
Separate account fees	1,406	1,329	1,324
Other income	394	169	157
TOTAL REVENUES	18,401	8,745	18,730

BENEFITS AND EXPENSES
Current and future policy benefits	16,624	7,702	15,322
Commission expense	1,563	1,078	1,057
Operating expenses	1,787	1,177	1,210
TOTAL BENEFITS AND EXPENSES	19,974	9,957	17,589

NET GAIN (LOSS) BEFORE FEDERAL INCOME TAXES	(1,573)	(1,212)	1,141
Federal income tax expense (benefit)	79	(26)	9

NET GAIN (LOSS) FROM OPERATIONS	(1,652)	(1,186)	1,132
Net realized capital gains (losses) less tax	1,830	1,237	(981)

NET INCOME	$178	$51	$151

See Notes to Financial Statements - Statutory Basis

Pacific Life Insurance Company

S T A T E M E N T S   O F   C A P I T A L   A N D   S U R P L U S - S T A T U T O R Y   B A S I S

	Common	Paid-in	Other Surplus	Special Surplus	Unassigned	Surplus
(In Millions)	Stock	Surplus	Adjustments	Adjustments	Surplus	Notes	Total
BALANCES, JANUARY 1, 2022	$30	$1,836	$122	$—	$7,690	$1,675	$11,353
Net income (loss)				254	(103)		151
Change in net unrealized capital gains (losses) less tax				74	(247)		(173)
Change in net deferred income tax					204		204
Change in nonadmitted assets					(445)		(445)
Capital contribution from parent		700					700
Change in asset valuation reserve					30		30
Surplus contributed to separate accounts					(194)		(194)
Other changes in surplus in separate accounts					194		194
Other surplus adjustment for derivatives			(31)				(31)
Net change in surplus notes						(87)	(87)
BALANCES, DECEMBER 31, 2022	30	2,536	91	328	7,129	1,588	11,702
Net income (loss)				(108)	159		51
Change in net unrealized capital gains (losses) less tax				(32)	113		81
Change in net deferred income tax					94		94
Change in nonadmitted assets					233		233
Change in asset valuation reserve					(252)		(252)
Surplus contributed to separate accounts					(198)		(198)
Other changes in surplus in separate accounts					198		198
Other surplus adjustment for derivatives			(8)				(8)
Prior period adjustment				26	(5)		21
Net change in surplus notes						(133)	(133)
Other surplus adjustments				17	(14)		3
BALANCES, DECEMBER 31, 2023	30	2,536	83	231	7,457	1,455	11,792
Net income				6	172		178
Change in net unrealized capital gains less tax				176	294		470
Change in net deferred income tax					58		58
Change in nonadmitted assets					147		147
Change in asset valuation reserve					(627)		(627)
Surplus contributed to separate accounts					(120)		(120)
Other changes in surplus in separate accounts					120		120
Other surplus adjustment for derivatives			(3)				(3)
Reinsurance gain deferral					134		134
Other surplus adjustments				78	(78)		—
BALANCES, DECEMBER 31, 2024	$30	$2,536	$80	$491	$7,557	$1,455	$12,149

See Notes to Financial Statements - Statutory Basis

Pacific Life Insurance Company

S T A T E M E N T S   O F   C A S H   F L O W S - S T A T U T O R Y   B A S I S

	Years Ended December 31,
(In Millions)	2024	2023	2022
CASH FLOWS FROM OPERATING ACTIVITIES
Premiums collected, net of reinsurance	$14,884	$15,354	$14,258
Net investment income	4,649	3,826	3,296
Other income	878	1,115	1,321
Benefits and loss related payments	(15,932)	(14,755)	(11,340)
Net transfers (to) from separate accounts	632	40	(285)
Commissions, expenses paid and other deductions	(3,397)	(2,304)	(2,190)
Dividends paid to policyholders	(8)	(8)	(8)
Federal income taxes recovered, net	26	4	358
NET CASH PROVIDED BY OPERATING ACTIVITIES	1,732	3,272	5,410

CASH FLOWS FROM INVESTING ACTIVITIES
Proceeds from investments sold, matured or repaid:
Bonds	12,064	6,211	8,369
Stocks	64	124	138
Mortgage loans	1,048	984	1,058
Other invested assets	6,351	5,634	2,998
Miscellaneous proceeds	4,050	2,705	2,182
Cost of investments acquired:
Bonds	(18,126)	(9,359)	(15,342)
Stocks	(72)	(66)	(182)
Mortgage loans	(2,344)	(790)	(4,183)
Other invested assets	(8,137)	(6,232)	(6,571)
Miscellaneous applications	(2,209)	(1,986)	(2,427)
Net increase in contract loans	(339)	(590)	(108)
NET CASH USED IN INVESTING ACTIVITIES	(7,650)	(3,365)	(14,068)
(Continued)
See Notes to Financial Statements - Statutory Basis

Pacific Life Insurance Company

S T A T E M E N T S   O F   C A S H   F L O W S - S T A T U T O R Y   B A S I S

	Years Ended December 31,
(In Millions)	2024	2023	2022
(Continued)
CASH FLOWS FROM FINANCING AND MISCELLANEOUS ACTIVITIES
Net deposits on deposit-type contracts	$6,557	$2,975	$7,180
Net change in surplus notes		(134)	(85)
Contribution from parent			700
Other cash provided (applied)	(793)	(618)	758
NET CASH PROVIDED BY FINANCING AND MISCELLANEOUS ACTIVITIES	5,764	2,223	8,553

Net change in cash, cash equivalents and short-term investments	(154)	2,130	(105)
Cash, cash equivalents and short-term investments, beginning of year	3,018	888	993

CASH, CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS, END OF YEAR	$2,864	$3,018	$888

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Interest paid	$81	$112	$111

SUPPLEMENTAL DISCLOSURES OF NON-CASH TRANSACTIONS
Bonds disposed and acquired	$828	$629	$947
Stocks disposed and acquired		184	515
Federal tax credits received	173	257	239
Bonds transferred to other invested assets		123	140
Bond interest in-kind received	38	1	2
Premiums received as asset in-kind and interest purchased and transferred to separate account	423
Reclassification from bonds to short-term investments	108
Reinsurance transaction	1,041	11,349
Asset transfer due to novation of reinsurance treaty	564
Assets in-kind received due to sale of Pacific Asset Management, LLC		169
Low income housing tax credit	50
Mortgage loan foreclosed and collateral directly contributed to affiliate	245
Other invested assets transferred to affiliated fund	95	1,043
Bond dividends received from Pacific Alliance Reinsurance Company of Vermont	49
Assets in-kind transferred to Pacific Life & Annuity Company		49

See Notes to Financial Statements - Statutory Basis

Pacific Life Insurance Company

N O T E S   T O   F I N A N C I A L   S T A T E M E N T S - S T A T U T O R Y   B A S I S

1.	NATURE OF OPERATIONS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

NATURE OF OPERATIONS

Pacific Life Insurance Company (Pacific Life or the Company) was established in 1868 and is domiciled in the State of Nebraska as a stock life insurance company. The Company is an indirect subsidiary of Pacific Mutual Holding Company (PMHC), a Nebraska mutual holding company, and a wholly owned subsidiary of Pacific LifeCorp, an intermediate Delaware stock holding company.

The Company and its subsidiaries have primary business operations in the United States consisting of life insurance, annuities, and reinsurance. The Company provides life insurance products, individual annuities and mutual funds, and investment products and services to individuals and businesses.

BASIS OF PRESENTATION

The Company prepares its financial statements - statutory basis in accordance with accounting practices prescribed or permitted by the Nebraska Department of Insurance (NE DOI). The National Association of Insurance Commissioners’ (NAIC) Accounting Practices and Procedures Manual (NAIC SAP) has been adopted as a component of prescribed or permitted practices by the NE DOI. Prescribed statutory accounting practices include state laws and regulations. Additionally, the Director of the NE DOI has the right to permit other specific practices, which deviate from prescribed practices.

The NE DOI has approved a permitted accounting practice, effective January 1, 2022, allowing the Company to calculate the policy reserves for funding agreements based on a methodology that differs from the NAIC SAP. Policy reserves for funding agreements are calculated based on Statement of Statutory Accounting Principle (SSAP) No. 52, Deposit-Type Contracts, and the reserving methodologies in Appendices A-820 and A-822 which utilizes a reference rate in the valuation interest rate calculation based on an average of a historical twelve-month period ending on June 30 of the calendar year of issue or purchase. In the permitted practice, the Company utilizes a reference rate in the valuation interest rate calculation based on the day of the funding agreement issuance which results in a policy reserve less than or equal to the NAIC SAP policy reserve.

The following table reconciles the Company's net income for the years ended December 31, 2024, 2023 and 2022 and statutory capital and surplus as of December 31, 2024 and 2023 between NAIC SAP and practices prescribed or permitted by the NE DOI:

	Years Ended December 31,
	2024	2023	2022
	(In Millions)
Net income, Nebraska basis	$178	$51	$151
State permitted practices that are an increase (decrease) from NAIC SAP
Change in policy reserves	(8)	21	20
Net income, NAIC SAP	$186	$30	$131

	December 31,
	2024	2023
	(In Millions)
Statutory capital and surplus, Nebraska basis	$12,149	$11,792
State permitted practices that are an increase from NAIC SAP
Change in policy reserves	29	37
Statutory capital and surplus, NAIC SAP	$12,120	$11,755

NAIC SAP and accounting practices prescribed or permitted by the NE DOI differ in certain respects from accounting principles generally accepted in the United States of America (U.S. GAAP), which in some cases may be material. See Note 2.

In October 2022, Pacific Life announced its agreement to sell its third-party credit asset management firm, Pacific Asset Management, LLC, (PAM), whose clients include Pacific Funds Series Trust, to Aristotle Capital Management, LLC and on April 17, 2023, Pacific Life completed the sale.

In September 2023, the Company signed an indemnity reinsurance agreement with Hannover Life Reassurance Company of America (Bermuda) LTD to cede risks under certain indexed universal life insurance policies issued by the Company. Upon inception of the agreement, the Company recognized a funds held under coinsurance balance and a reduction to aggregate reserves. See Note 9.

Effective September 2024, the Company entered into a coinsurance with funds withheld agreement to cede certain group annuities to Pacific Life Re Global Limited (RGBM). Upon inception of the agreement, the Company recognized additional funds held under coinsurance balance and a reduction to aggregate reserves. See Note 9.

The Company has evaluated events subsequent to December 31, 2024 through the date the financial statements - statutory basis were available to be issued and has concluded that no events have occurred that require adjustments to these financial statements - statutory basis.

USE OF ESTIMATES

The preparation of financial statements - statutory basis in conformity with accounting practices prescribed or permitted by regulatory authorities requires management to make estimates and assumptions that affect the reported amounts of admitted assets and liabilities. It also requires disclosure of contingent assets and liabilities at the date of the financial statements - statutory basis and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

ACCOUNTING CHANGES, CORRECTIONS OF ERRORS AND RECLASSIFICATIONS

In January 2024, the NAIC adopted Interpretation 23-04T, Scottish Re Life Reinsurance Liquidation Questions (INT 23-04T), which addresses accounting and reporting for reinsurance receivables from Scottish Re's estate including impairment analysis and admissibility of reinsurance recoverables. See Note 9.

Effective August 2023, the Company adopted revisions in Interpretation 23-01, Net Negative (Disallowed) Interest Maintenance Reserve (INT 23-01) that provides amendments to SSAP No. 7, Asset Valuation Reserve and Interest Maintenance Reserve, and the annual statement instructions for the reporting of net negative (disallowed) Interest Maintenance Reserve (IMR) which provides optional, limited-time guidance allowing the admittance of net negative (disallowed) IMR up to 10% of adjusted capital and surplus. As detailed within the revisions, this change will be effective until December 31, 2025, and automatically nullified on January 1, 2026, but the effective date can be adjusted. Net negative (disallowed) IMR totaled $102 million and $18 million in aggregate as of December 31, 2024 and 2023, respectively, and was allocated between the General Account and insulated Separate Account. As of December 31, 2024 and 2023, negative IMR admitted in the General Account was $95 million and $17 million, respectively, and reported in other assets. As of December 31, 2024 and 2023, the amount of negative IMR in the insulated Separate Account was $7 million and $1 million, respectively. As of December 31, 2024 and 2023, the calculated adjusted capital and surplus totaled $10.9 billion and $11.0 billion, respectively. The percentage of admitted net negative (disallowed) IMR recognized in the adjusted capital and surplus was 0.94% and 0.17% as of December 31, 2024 and 2023, respectively (total includes admitted General and Separate Account balance). Unamortized gains and losses in the IMR related to derivatives recorded at fair value were $39 million and $36 million, respectively, as of December 31, 2024.

In September 2023, the NAIC issued Inflation Reduction Act - Corporate Alternative Minimum Tax Interpretation 23-03 (INT 23-03) which provides Corporate Alternative Minimum Tax (CAMT) reporting guidance effective for the year-end 2023 financial statements - statutory basis and periods thereafter. See Note 6.

Variable annuity contracts are subject to the Valuation Manual section VM-21 (VM-21). The Company determined a portion of the change in derivative fair value for derivatives hedging variable annuity guarantees that did not offset the designated portion of the VM-21 liability was not deferred during the year ended December 31, 2022. During 2023, the cumulative adjustment of $26 million was recorded as an increase to the deferred asset, net derivative losses from variable annuity hedge, reported in other assets and an increase of $21 million, net of tax, to unassigned surplus and corresponding reallocation to variable annuity hedge reported in special surplus adjustments. In Note 5, the adjustment to the deferred asset was included in the current year deferred recognition.

During 2020, the NAIC issued Interpretation 20-01 to provide statutory accounting and reporting guidance for the adoption of Accounting Standards Update 2020-04 Reference Rate Reform: Facilitation of the Effects of Reference Rate Reform on Financial Reporting issued by the Financial Accounting Standards Board. This Interpretation adopts, with minor modification, the U.S. GAAP adopted guidance, which provides optional expedients and exceptions for applying current accounting guidance to contracts, hedging relationships and other transactions affected by reference rate reform if certain criteria are met, through December 31, 2024. The adoption of this standard did not have a material impact on the Company's financial statements - statutory basis.

FUTURE ADOPTION OF ACCOUNTING PRINCIPLES

During 2023, the NAIC adopted new statutory accounting principal revisions related to the principles-based bond project. These changes are primarily captured in amendments to SSAP No. 26 – Bonds and SSAP No. 43 – Loan-Backed and Structured Securities, which refine guidance for the principles-based bond project and are effective January 1, 2025.

INVESTMENTS AND DERIVATIVE INSTRUMENTS

Bonds not backed by other loans are generally stated at amortized cost using the effective interest method. Bonds, including loan-backed and structured securities (LBASS), with a NAIC designation of 6 are stated at the lower of amortized cost or fair value with changes in fair value recorded in unassigned surplus as a change in net unrealized capital gains (losses) less tax. Perpetual bonds that do not possess or no longer possess an effective call option shall be reported at fair value regardless of NAIC designation, otherwise reported at amortized cost.

LBASS are generally stated at amortized cost using the effective interest method. Income is determined considering anticipated cash flows based on industry prepayment models and internal estimates. These assumptions are consistent with the current interest rate and economic conditions at the time of valuation. For LBASS purchased with high credit quality and fixed interest rates, the effective yield is recalculated on a retrospective basis. For all other LBASS, including those where cash flows are deemed other than temporarily impaired, effective yield is recalculated on a prospective basis.

Preferred stocks are generally stated at amortized cost. Preferred stocks designated as low quality, lower quality and in or near default are stated at the lower of amortized cost or fair value with changes in fair value recorded in unassigned surplus as a change in net unrealized capital gains (losses) less tax. Perpetual preferred stocks are reported at fair value, not to exceed any current effective call price, with changes in fair value recorded in unassigned surplus as a change in net unrealized capital gains (losses) less tax.

Investments in unaffiliated common stocks are valued at fair value with changes in fair value recorded in unassigned surplus as a change in net unrealized capital gains (losses) less tax.

The Company has certain investments, including financial instruments, denominated in currencies other than the U.S. dollar. All assets and liabilities denominated in foreign currencies are remeasured at year end exchange rates, while revenue and expenses are measured at the transaction date and recorded in net unrealized capital gains (losses) less tax. The Company primarily uses foreign currency interest rate swaps to manage its foreign exchange risk.

Other than temporary impairment (OTTI) evaluation is a quantitative and qualitative process subject to significant estimates and management judgment. The Company has controls and procedures in place to monitor securities and identify those that are subject to greater analysis for OTTI. The Company has an investment impairment committee that reviews and evaluates investments for potential OTTI at least on a quarterly basis.

In determining whether a decline in value is other than temporary, the Company considers several factors including, but not limited to the following: the extent and duration of the decline in value, the reasons for the decline (credit event, currency or interest rate related including spread widening), the Company’s inability or lack of intent to retain the investment for a period of time sufficient to recover the amortized cost basis and the performance of the security’s underlying collateral and projected future cash flows. In projecting future cash flows, the Company incorporates inputs from third-party sources and applies reasonable judgment in developing assumptions used to estimate the probability and timing of collecting all contractual cash flows.

The Company writes down all investments that are deemed to be other than temporarily impaired in the period the securities are deemed to be impaired. Investments in common stock, preferred stock, and bonds, except for LBASS, are written down to fair value. Investments in LBASS are written down to the present value of cash flows expected to be collected, discounted at the security's effective interest rate. Any investment that the Company intends to sell at a realized loss or would be required to sell at a realized loss prior to recovery is written down to fair value. The Company records OTTI in net realized capital gains (losses) less tax.

Mortgage loans on real estate are carried at their unpaid principal balance, net of deferred origination fees, unamortized premiums and discounts and impairment losses. Mortgage loans on real estate do not include accrued interest, which is included in investment income due and accrued. The Company accrues interest income on impaired loans and bonds to the extent it is deemed collectible (delinquent less than 90 days) and the loans and bonds continue to perform under their original or restructured contractual terms. Interest income on non-performing loans is generally recognized on a cash basis. The Company generally recognizes interest income on its impaired loans upon receipt.

Investment real estate is valued at the lower of depreciated cost or market, less related mortgage debt, cumulative write downs and valuation adjustments. Depreciation of investment real estate is computed using the straight line method over estimated useful lives, which range from 5 to 30 years. Real estate investments are evaluated for impairment based on the future estimated undiscounted cash flows expected to be received during the estimated holding period. When the future estimated undiscounted cash flows are less than the current carrying value of the property (gross cost less accumulated depreciation), the property is considered impaired and is written-down to its fair value through net realized capital gains (losses) less tax.

Short-term investments are stated at amortized cost and approximate fair value. Short-term investments include, but are not limited to, bonds and commercial paper whose maturities at the time of purchase were greater than three months and less than or equal to one year. Cash and cash equivalents are stated at amortized cost and approximate fair value. Cash and cash equivalents include money market instruments, cash on deposit and highly liquid debt instruments with maturities of three months or less from purchase date.

Contract loans are carried at unpaid principal balances.

Other invested assets are generally carried at values based on the underlying audited equity of the investee as determined in accordance with U.S. GAAP with changes in value recorded in unassigned surplus as a change in net unrealized capital gains (losses) less tax. Other invested assets primarily consist of investments in joint ventures, hedge funds, and private equity funds. These investments include affiliated companies as well as those in which the Company has minor ownership interests. An impairment occurs if it is probable that the Company will be unable to recover the carrying amount of the investment. The investment is written down to fair value as the new cost basis, and OTTI is recorded in net realized capital gains (losses) less tax.

The Company applies hedge accounting as prescribed by SSAP No. 86, Derivatives, by designating derivative instruments as either fair value or cash flow hedges on the inception date of the hedging relationship. At the inception of the hedging relationship, the Company formally documents its risk management objective and strategy for undertaking the hedging transaction. In this documentation, the Company specifically identifies the asset, liability, firm commitment, or forecasted transaction that has been designated as the hedged item and states how the hedging instrument is expected to hedge the risks related to the hedged item. The Company formally assesses and measures effectiveness of its hedging relationships both at the hedge inception date and on an ongoing basis in accordance with its risk management policy.

Derivative instruments used in hedging transactions that meet the criteria of a highly effective hedge are considered effective hedges and are reported in the financial statements - statutory basis in a manner consistent with the hedged asset or liability (amortized cost or fair value). Changes in the carrying value of derivatives that qualify for hedge accounting are recorded consistently with how the changes in the carrying value of the hedged asset or liability are recorded. For foreign currency swaps, changes in fair value attributable to changes in foreign exchange rates are reflected as adjustments to unassigned surplus as a change in net unrealized capital gains (losses) less tax consistent with the hedged items.

To the extent the Company chooses not to designate a derivative as a hedge or the designated derivative no longer meets the criteria of an effective hedge, the derivative is accounted for at fair value with changes in fair value recorded in unassigned surplus as a change in net unrealized capital gains (losses) less tax. When these derivative instruments are terminated, the gains and losses are reported as net realized capital gains (losses) less tax.

Carrying value is calculated based on the gross derivative asset or liability position. If the carrying value of the derivative is positive, the amount is recorded in derivatives. If the carrying value of the derivative is negative, the amount is recorded in other liabilities. The Company’s receivable for the return of cash collateral pledged is recorded in other invested assets. The Company’s obligation to return cash collateral received is recorded in other liabilities.

Gains and losses on terminated derivative instruments that are hedging bonds are subject to the IMR. Gains and losses on terminated forward starting swap positions that are hedging anticipatory purchases of bonds are deferred to unearned investment income, included in other liabilities, if the effective date of the forward starting swap is beyond the current fiscal year. Once the effective date is within the current fiscal year, the gains and losses are transferred from unearned investment income to the IMR and amortized to net investment income over the life of the bond. Gains and losses on terminated derivative instruments that are hedging the surplus notes are recorded directly to surplus in other surplus adjustments and amortized as an increase in net investment income over the life of the surplus notes utilizing the effective interest method.

Periodic net settlements on derivatives designated as hedges are recorded on an accrual basis consistent with the hedged items and for hedging derivatives designated under SSAP No. 108, Derivatives Hedging Variable Annuity Guarantees, in net investment income. Periodic net settlements on derivatives not designated as hedging are recorded on an accrual basis in net investment income.

The Company also applies hedge accounting as prescribed by SSAP No. 108, Derivatives Hedging Variable Annuity Guarantees. Designated derivatives are reported at fair value and fair value fluctuations attributable to the hedged risk that offsets the current period change in the designated portion of the VM-21 reserve liability are reported in net realized capital gains (losses) less tax. Fair value fluctuations attributable to the hedged risk that do not offset the current period change in the designated portion of the VM-21 reserve liability are recognized as a deferred asset (admitted) reported in other assets or other liabilities. An amount equal to the net deferred asset or liability must be allocated from unassigned surplus and presented separately as special surplus adjustments. The deferred asset or liability is amortized on a straight-line basis over a period not to exceed 10 years into net realized capital gains (losses) less tax with a corresponding reallocation from special surplus adjustments to unassigned surplus. See Note 5.

The periodic cash flows resulting from the termination of derivative contracts are reflected on a gross basis within the statements of cash flows - statutory basis. Cash received on termination, resulting in a realized gain, is reported in miscellaneous proceeds with cash paid upon termination, resulting in a realized loss, reported in miscellaneous applications.

The asset valuation reserve (AVR) is computed in accordance with a prescribed formula and is designed to stabilize surplus against valuation and credit-related losses for certain investments. Changes to the AVR are reported as direct additions to, or deductions from, unassigned surplus. The IMR results in the deferral of after tax realized capital gains and losses attributable to interest rate fluctuations on bonds and other investments. These capital gains and losses are amortized into net investment income over the remaining life of the investment sold.

Net investment income consists of interest, dividend, accretion income, net of amortization and investment expenses, partnership realized income, and periodic net settlements on derivatives. Interest income for bonds and redeemable preferred stock is recognized on an accrual basis. Dividend income for perpetual preferred stock and common stock is recognized as earned on the ex-dividend date. Amortization and accretion are determined by the effective interest method based on estimated principal repayments. Accrual of interest income is suspended, and any existing accrual balances are written off, for bonds that are in default or when it is probable the interest due and accrued is uncollectible. Prepayment penalties for bonds and prepayment premiums for mortgage loans are recorded as net investment income. Investment income from subsidiary, controlled or affiliated (SCA) entities is described below. Interest expense on surplus notes is also recorded in net investment income.

The Company accrues interest income on impaired loans to the extent it is deemed collectible. If any interest income due and accrued is deemed uncollectible, interest accrual ceases and previously accrued amounts are written off. Accrued interest income more than 180 days past due deemed collectible on mortgage loans in default is nonadmitted. All other investment income due and accrued over 90 days past due is nonadmitted. Gross and admitted amounts for interest income due and accrued were $945 million as of December 31, 2024. Gross and admitted amounts for interest income due and accrued were $958 million and $957 million as of December 31, 2023, respectively.

Net realized capital gains (losses) less tax are determined on the specific identification method and are presented net of Federal income taxes and transfers to the IMR.

INFORMATION CONCERNING PARENT, SUBSIDIARIES AND AFFILIATES

Included in common stocks and other invested assets are the Company's SCA entities in which the Company, with its affiliates, holds a voting interest of 10% or more. The Company holds no investments in SCA entities that exceed 10% of admitted assets of the Company as of December 31, 2024 and 2023.

The Company carries its wholly owned State of Arizona domiciled life insurance common stock subsidiary, Pacific Life & Annuity Company (PL&A), based on PL&A’s underlying audited statutory surplus. PL&A’s carrying value was $600 million and $545 million as of December 31, 2024 and 2023, respectively. During the years ended December 31, 2024, 2023 and 2022, the Company made capital contributions in the form of bonds of zero, $49 million and zero, respectively, to PL&A.

The Company carries its wholly owned State of Vermont domiciled special purpose financial insurance company subsidiaries, Pacific Alliance Reinsurance Company of Vermont (PAR Vermont) and Pacific Baleine Reinsurance Company (PBRC) based on their underlying audited statutory surplus. However, the audited statutory surplus of PAR Vermont and PBRC both include an admitted asset based on approved practices in Vermont. Under NAIC SAP, these assets are not considered admitted assets. Based on the nonadmission of these assets, the Company nonadmits the carrying values of PAR Vermont and PBRC for reporting. The nonadmitted carrying values of PAR Vermont and PBRC were $145 million and $133 million, respectively as of December 31, 2024. The nonadmitted carrying values of PAR Vermont and PBRC were $191 million and $130 million, respectively, as of December 31, 2023. During the years ended December 31, 2024, 2023 and 2022, distributions recorded as a return of capital in the form of cash and bonds were $50 million, zero and zero, respectively, from PAR Vermont.

The Company has investments in mutual funds managed by affiliates. Investments in affiliated mutual funds are carried at fair value. See Note 4. Investments in affiliated bonds are generally valued at amortized cost except those with an NAIC designation of 6, which are reported at the lower of amortized cost or fair value.

The Company generally carries its investments in joint ventures, partnerships and limited liability companies (LLCs) based on the underlying audited U.S. GAAP equity of the investee, except as otherwise disclosed below. These investments include affiliated companies as well as those where the Company has minor ownership interests. The carrying value of non-insurance SCAs where an audit was not performed are nonadmitted.

Distributions to the Company from subsidiaries, reflecting net revenues and expenses, net of taxes, are recorded by the Company as net investment income, with a corresponding reduction to unassigned surplus, when dividends are declared to the extent they are not in excess of undistributed accumulated earnings. Any dividends declared in excess of the undistributed accumulated earnings are recorded as a return of capital which is a reduction of the investment. Any undistributed net revenue and expense, net of tax, is recorded to unassigned surplus as a change in net unrealized capital gains (losses) less tax.

Pacific Asset Holding LLC (PAH) is a wholly owned LLC subsidiary that invests in mortgage loans, commercial real estate properties and ventures, and other private equity investments. PAH is accounted for under SSAP No. 97 8.b.iii, Investments in Subsidiary, Controlled and Affiliated Entities, which requires it to be carried based on its audited U.S. GAAP equity, without any statutory adjustments. As of December 31, 2024 and 2023, PAH's carrying value was $6.2 billion and $4.2 billion, respectively. During the years ended December 31, 2024, 2023 and 2022, the Company made capital contributions of $2.5 billion, $1.1 billion and $1.5 billion, respectively, to PAH. Distributions from PAH to the Company in the form of cash included in net investment income were $50 million, $212 million and $115 million during the years ended December 31, 2024, 2023 and 2022, respectively. Distributions recorded as a return of capital were $604 million, $249 million and $22 million during the years ended December 31, 2024, 2023 and 2022, respectively.

Pacific Life Fund Advisors LLC (PLFA) is a non-life insurance LLC subsidiary 99% owned by the Company and 1% owned by PL&A. PLFA is the investment adviser for the Pacific Select Fund. The Pacific Select Fund is the investment vehicle provided to the Company's variable life insurance policyholders and variable annuity contract owners. Prior to the sale of PAM LLC in April 2023, PLFA also served as the investment advisor for Pacific Funds Series Trust (PFST). As a result of the sale, PLFA no longer receives investment advisory fees from PFST. Distributions from PLFA to the Company in the form of cash included in net investment income for the years ended December 31, 2024, 2023 and 2022 were $91 million, $98 million and $99 million, respectively. PLFA is carried based on its underlying audited U.S. GAAP equity. As of December 31, 2024 and 2023, PLFA’s carrying value was $41 million and $49 million, respectively.

The Company carries Pacific Select Distributors, LLC (PSD), a wholly owned non-life insurance LLC broker-dealer subsidiary, based on its underlying audited U.S. GAAP equity, adjusted to a statutory basis of accounting. As of December 31, 2024 and 2023, PSD’s carrying value was $33 million and $35 million, respectively. PSD primarily serves as the distributor of registered investment-related products and services, principally variable life and annuity contracts issued by the Company and PL&A. In connection with PSD’s distribution of these variable life and annuity contracts for the Company and PL&A, the Company incurred commission expense of $582 million, $486 million and $497 million during the years ended December 31, 2024, 2023 and 2022, respectively. A service plan was adopted by the Pacific Select Fund whereby the Pacific Select Fund pays PSD, as distributor of the funds, a service fee in connection with services rendered or procured for shareholders of the fund or their variable contract owners. These services may include, but are not limited to, payment of compensation to broker-dealers, including PSD itself, and other financial institutions and organizations, which assist in providing any of the services. From these service fees, PSD reimbursed the Company $74 million, $69 million and $74 million, included in commission expense, for the years ended December 31, 2024, 2023 and 2022, respectively. PSD also offers limited retail broker-dealer services that include selling variable annuities issued by the Company to customers advised by third-party fiduciaries such as trust companies and registered investment advisers. With respect to these sales, PSD acts as the broker-dealer of record for the initial sale, but does not receive commissions.

Pacific Global Asset Management LLC (PGAM) is a wholly owned non-insurance LLC subsidiary of the Company that serves as a holding company for Pacific Life's private equity asset management business. As of December 31, 2024 and 2023, the nonadmitted carrying value of PGAM was $31 million and $23 million, respectively. Distributions from PGAM to the Company in the form of cash included in net investment income were $21 million, zero and zero during the years ended December 31, 2024, 2023 and 2022, respectively. Distributions recorded as a return of capital from PGAM to the Company were zero, $40 million and zero during the years ended December 31, 2024, 2023 and 2022, respectively.

The Company also has the following noninsurance SCA investments that are classified as SSAP No. 97 8b(iii) entities:

	December 31, 2024				December 31, 2023
	Gross		Nonadmitted	Admitted	Gross		Nonadmitted	Admitted
	Amount		Amount	Amount	Amount		Amount	Amount

Description: (1)	(In Millions)
Pacific Funds PLFA Large Cap Bond Alpha	$2	(2)		$2
Pacific Funds PLFA QQQ Bond Alpha P	3	(2)		3
Pacific Funds PLFA QQQ Bond Alpha	3	(2)		3
Pacific Funds PLFA Bond Plus	1	(2)		1
Pacific Optimization Growth	1	(3)		1	$1	(3)		$1
Pacific Optimization Moderate	1	(3)		1	1	(3)		1
PSF ESG Diversified Growth Class I	14	(3)		14	13	(3)		13
PSF ESG Diversified Portfolio Class I				—	11	(3)		11
Other	2			2
Total	$27		$—	$27	$26		$—	$26

(1)	The Company received responses from the NAIC for all required SCA filings and no SCA investment valuations were disallowed or required to be resubmitted.
(2)	Includes NAIC Sub-1 filing types.
(3)	Includes NAIC Sub-2 filing types.

The Company is the owner and beneficiary of life insurance policies captured under SSAP No. 21, Other Admitted Assets. As of December 31, 2024 and 2023, the cash surrender value was $254 million and $208 million, respectively. As of December 31, 2024 and 2023, the investments in various fund structures of the underlying life insurance policies comprise investment characteristics of 99% of stocks and 1% of cash and short-term investments.

The Company provides certain subsidiaries and affiliates with services that are routine in nature. Fees for these services are determined using cost allocations or a negotiated basis intended to reflect market prices. The Company provides investment and administrative services for certain subsidiaries and affiliates under administrative services agreements. Effective March 2024, PL&A provides certain administrative and special services to the Company under an administrative service agreement. For the years ended December 31, 2024, 2023 and 2022, the Company received $132 million, $138 million and $127 million, respectively, for services provided to, and paid $17 million, $16 million, and $27 million, respectively, for services received from certain subsidiaries and affiliates, which are included in operating expenses. As of December 31, 2024 and 2023, the Company reported $338 million and $75 million, respectively, due from other affiliated companies. It is the Company’s practice to settle these amounts no later than 90 days after the due date.

In June 2022, the Company entered into a promissory note with Pacific LifeCorp to borrow up to $200 million at a variable interest rate. There were no borrowings outstanding as of December 31, 2024 and 2023. The promissory note matures on March 31, 2025.

The Company’s structured settlement transactions are typically designed such that an affiliated assignment company assumes settlement obligations from external parties in exchange for consideration. The affiliated assignment company then funds the assumed settlement obligations by purchasing annuity contracts from the Company. Consequently, substantially all of the Company’s structured settlement annuities are sold to an affiliated assignment company. Included in the liability for aggregate reserves are insurance contracts with the affiliated assignment company with contract values of $3.5 billion as of December 31, 2024 and 2023. Related to these contracts, the Company received $78 million, $241 million, and $503 million of premiums and annuity considerations and paid $219 million, $217 million and $201 million of current and future policy benefits for the years ended December 31, 2024, 2023 and 2022, respectively. In addition, included in the liability for deposit-type contracts are insurance contracts with the affiliated assignment company of $5.9 billion and $4.6 billion as of December 31, 2024 and 2023, respectively.

During 2023 and 2024, participants previously covered by a group annuity contract at the Company were transferred to PL&A. As a result, the Company surrendered $51 million and $8 million of premium revenue and recognized a decrease in reserves for the same amounts as of December 31, 2024 and 2023, respectively.

AGGREGATE RESERVES AND LIABILITY FOR DEPOSIT-TYPE CONTRACTS

Life insurance reserves are valued using the net level premium method, the Commissioners' Reserve Valuation Method (CRVM), or other modified reserve methods. Interest rate assumptions ranged from 2.0% to 6.0%. Reserves for individual variable annuities are held in accordance with VM-21. Reserves for individual fixed annuities are maintained using the Commissioners' Annuity Reserve Valuation Method, with appropriate statutory interest and mortality assumptions computed on the basis of interest rates ranging from 1.0% to 11.3%. Group annuity reserves are valued using the CRVM with statutory interest and mortality assumptions computed on the basis of interest rates ranging from 1.0% to 11.3%.

The Company establishes loss liabilities for claims that have been incurred before the valuation date, but have not yet been paid. An expense liability is established associated with paying those claims.

The Company waives deduction of deferred fractional premium upon death of insured. The Company does not return any portion of the final premium for periods beyond the date of death. Continuous or modal premium assumptions are used for all reserves. All reserves are equal to the greater of the computed reserve and surrender value or, on certain products, a higher alternative comparison value.

Payments received on deposit-type contracts, which do not incorporate any mortality or morbidity risk, are recorded directly to the liability for deposit-type contracts. Interest credited to deposit-type contracts is recorded as an expense in the statements of operations - statutory basis when earned under the terms of the contract. Payments to contract holders are recorded as current and future policy benefits expense to the extent that such payments differ from the recorded liability. Interest rates credited ranged from 0.3% to 8.8%.

TRANSFERS TO SEPARATE ACCOUNTS DUE OR ACCRUED, NET

Transfers to separate accounts due or accrued, net consist primarily of amounts accrued from the separate account for expense allowances recognized in reserves. These amounts represent the excess of separate account contract values over statutory reserves held in the separate account.

REVENUES, BENEFITS AND EXPENSES

Life insurance premiums are recognized as income when due from the policyholder under the terms of the insurance contract. Premiums for flexible premium products are recognized when received from the policyholder. Annuity considerations are recognized as premiums when received.

Expenses incurred in connection with acquiring new insurance business, including acquisition costs such as sales commissions, are charged to operations as incurred.

FEDERAL INCOME TAXES

The Company is taxed as a life insurance company for income tax purposes and its operations are included in the consolidated Federal income tax return of PMHC. The method of tax allocation between companies is subject to written tax sharing agreements, approved by the Company’s Board of Directors. Allocation is based upon separate return calculations with current credit for net losses to the extent utilized in the consolidated return. If the consolidated return has tax losses, intercompany balances are generally settled as refunds are received. If the consolidated return has a tax payable, the intercompany balances are generally settled as paid.

SEPARATE ACCOUNTS

Separate accounts primarily include variable life and annuity contracts, as well as other single separate accounts. The Company's separate accounts without guarantees consist of the variable annuities and variable life businesses where the assets of these accounts are carried at fair value and represent legally segregated contract holder funds. A separate account liability is recorded at fair value at an amount equal to the separate account asset. The investment results of separate account assets typically pass through to the contract holders so that the Company generally bears no investment risk on these assets. Amounts charged to the separate account for mortality, surrender, and expense charges are included in separate account fees in other income.

The Company has separate accounts with guarantees comprised of the group annuities business where the general account guarantees annuity payments if the separate account is unable to do so. Assets of the group annuities business are carried at amortized cost and the Company establishes an AVR as required. The Company's separate accounts without guarantees consist of the variable annuities and variable universal life businesses, with assets carried at fair value, and registered index-linked annuities, with assets carried at fair value and amortized cost. The Company contractually guarantees either a minimum return or account value on these separate account products, for which liabilities have been recorded in aggregate reserves.

Separate account assets are primarily invested in mutual funds, bonds, mortgage loans, and hedge funds.

The variable annuities, variable universal life, and group annuities are classified as separate account products under statutory accounting principles. Variable annuities and variable universal life products are also classified as separate account products under U.S. GAAP, however, group annuities are classified as general account products under U.S. GAAP due to the investment risk being retained by the general account.

RISK-BASED CAPITAL

Risk-based capital is a method developed by the NAIC to measure the minimum amount of capital appropriate for an insurance company to support its overall business operations in consideration of its size and risk profile. The formulas for determining the amount of risk-based capital specify various weighting factors that are applied to financial balances or various levels of activity based on the perceived degree of risk. Additionally, certain risks are required to be measured using actuarial cash flow modeling techniques, subject to formulaic minimums. The adequacy of a company's actual capital is measured by the risk-based capital results, as determined by the formulas and actuarial models. Companies below minimum risk-based capital requirements are classified within certain levels, each of which requires specified corrective action. As of December 31, 2024 and 2023, the Company exceeded the minimum risk-based capital requirements.

2.	COMPARISON OF NAIC SAP TO U.S. GAAP

The objectives of U.S. GAAP reporting differ from the objectives of NAIC SAP reporting. U.S. GAAP stresses measurement of earnings of a business from period to period, while NAIC SAP stresses measurement of ability to pay claims in the future.

The Company prepares its financial statements - statutory basis in accordance with statutory accounting practices prescribed or permitted by the NE DOI, which is a comprehensive basis of accounting other than U.S. GAAP. NAIC SAP and accounting practices prescribed or permitted by the NE DOI (Note 1) primarily differ from U.S. GAAP by charging policy acquisition costs to expense as incurred, recognizing certain policy fees as revenue when billed, establishing future policy benefit liabilities using different actuarial assumptions and methods, reporting surplus notes as surplus instead of debt, as well as reporting investments and certain assets and accounting for deferred income taxes on a different basis.

3.	INVESTMENTS

BONDS, SHORT-TERM INVESTMENTS, AND CASH EQUIVALENTS

The book/adjusted carrying value, fair value, and net unrealized gains (losses) of bonds, short-term investments, and cash equivalents are shown below. Short-term investments and cash equivalents were $1.5 billion and $1.8 billion as of December 31, 2024 and 2023, respectively. See Note 4 for information on the Company's fair value measurements.

	Book/Adjusted Carrying Value	Fair Value	Net Unrealized Losses
	(In Millions)
December 31, 2024:
U.S. Government	$1,110	$1,081	($29)
All other governments	943	849	(94)
U.S. states, territories, and possessions	102	88	(14)
U.S. political subdivisions of states, territories, and possessions	186	178	(8)
U.S. special revenue and special assessment obligations	2,273	2,082	(191)
Industrial and miscellaneous	55,504	51,084	(4,420)
Bank loans	1,952	1,926	(26)
Hybrid securities	15	14	(1)
LBASS:
Residential mortgage-backed securities (RMBS)	1,630	1,501	(129)
Commercial mortgage-backed securities (CMBS)	3,912	3,687	(225)
Other	16,143	15,830	(313)
Total	$83,770	$78,320	($5,450)

	Book/Adjusted Carrying Value	Fair Value	Net Unrealized Losses
	(In Millions)
December 31, 2023:
U.S. Government	$1,037	$991	($46)
All other governments	663	622	(41)
U.S. states, territories, and possessions	102	91	(11)
U.S. political subdivisions of states, territories, and possessions	196	195	(1)
U.S. special revenue and special assessment obligations	2,017	1,887	(130)
Industrial and miscellaneous	54,965	50,771	(4,194)
Bank loans	2,276	2,245	(31)
Hybrid securities	23	21	(2)
LBASS:
RMBS	1,291	1,151	(140)
CMBS	3,574	3,219	(355)
Other	12,543	12,123	(420)
Total	$78,687	$73,316	($5,371)

The book/adjusted carrying value and fair value of bonds, short-term investments, and cash equivalents as of December 31, 2024, by contractual repayment date of principal, are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

	Book/Adjusted Carrying Value	Fair Value
	(In Millions)
Due in one year or less	$5,520	$5,474
Due after one year through five years	18,764	18,245
Due after five years through ten years	16,267	14,940
Due after ten years	21,534	18,643
	62,085	57,302
LBASS	21,685	21,018
Total	$83,770	$78,320

The following tables present the fair value and gross unrealized losses for bonds where the fair value had declined and remained continuously below the amortized cost adjusted for OTTI for less than twelve months and for twelve months or greater:

	Less than 12 Months		12 Months or Greater		Total
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
	(In Millions)
December 31, 2024:
U.S. Government	$152	$2	$331	$29	$483	$31
All other governments	383	16	330	84	713	100
U.S. states, territories, and possessions	6		82	14	88	14
U.S. political subdivisions of states, territories, and possessions	14		102	10	116	10
U.S. special revenue and special assessment obligations	327	12	1,011	213	1,338	225
Industrial and miscellaneous	8,115	214	33,255	4,529	41,370	4,743
Bank loans	437	7	403	34	840	41
Hybrid securities			10	2	10	2
LBASS:
RMBS	215	26	781	137	996	163
CMBS	359	5	1,914	232	2,273	237
Other	2,348	57	4,102	386	6,450	443
Total	$12,356	$339	$42,321	$5,670	$54,677	$6,009

December 31, 2023:
U.S. Government			$640	$47	$640	$47
All other governments	$15		386	54	401	54
U.S. states, territories, and possessions			84	12	84	12
U.S. political subdivisions of states, territories, and possessions			116	6	116	6
U.S. special revenue and special assessment obligations	7		1,038	177	1,045	177
Industrial and miscellaneous	617	$10	41,604	4,563	42,221	4,573
Bank loans	824	16	578	26	1,402	42
Hybrid securities			17	4	17	4
LBASS:
RMBS	6		940	171	946	171
CMBS	355	6	2,035	356	2,390	362
Other	1,213	6	5,684	492	6,897	498
Total	$3,037	$38	$53,122	$5,908	$56,159	$5,946

The Company has evaluated investments with gross unrealized losses and determined that the unrealized losses are temporary. The Company does not have the intent to sell these securities and has the intent and ability to retain these investments for a period of time sufficient to recover the amortized cost basis.

The table below summarizes the OTTI by investment type:

	Years Ended December 31,
	2024	2023	2022
	(In Millions)
Bonds:
Industrial and miscellaneous			$13
Issuer obligation	$35	$2
Bank loans	5	8	1
LBASS	17	66	2
Mortgage loans	8	183	15
Real estate		12
Other invested assets	3	20	6
Total	$68	$291	$37

The following table presents all LBASS with an OTTI recognized during the year ended December 31, 2024, whereby the present value of cash flows expected to be collected is less than the amortized cost basis of the securities:

Cusip	Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows	Recognized OTTI	Amortized Cost after OTTI	Fair Value at Time of OTTI	Date of Financial Statement When Reported
			(In Millions)
44509PAA6	$10	$9	$2	$9	$9	6/30/2024
62878HAB7	19	16	4	16	15	6/30/2024
62883*AA0	22	17	4	17	17	6/30/2024
62883*AB8	5	4	1	4	4	6/30/2024
62883*AC6	12	10	2	10	10	6/30/2024
62883*AD4	13	10	2	10	10	6/30/2024
62883*AF9	10	8	2	8	8	6/30/2024
Total			$17

The assignment of an NAIC 5GI designation to a debt security occurs when the necessary documentation for a full credit analysis does not exist but the security is current on all contractual payments and the Company expects the security to make full payment of all contractual principal and interest. The following table presents the number of investments, the book/adjusted carrying value, and the fair value for bonds with an NAIC 5GI designation:

	December 31, 2024			December 31, 2023
	Number	Book/Adjusted Carrying Value	Fair Value	Number	Book/Adjusted Carrying Value	Fair Value
	($ In Millions)
Bank loans	1	$14	$11	1	$15	$12
LBASS	4	20	17	3	4	6
Total	5	$34	$28	4	$19	$18

Proceeds, gross gains, and gross losses recognized on sales of bonds were $3.3 billion, $10 million, and $96 million, respectively, for the year ended December 31, 2024. Proceeds, gross gains, and gross losses recognized on sales of bonds were $1.7 billion, $3 million, and $33 million, respectively, for the year ended December 31, 2023. Proceeds, gross gains, and gross losses recognized on sales of bonds were $4.3 billion, $10 million, and $190 million, respectively, for the year ended December 31, 2022.

SECURITIES LENDING

The Company participates in a securities lending program administered by an authorized financial institution whereby certain investment securities are loaned to third parties for the purpose of enhancing income on securities held through reinvestment of cash collateral received upon lending. With respect to securities loaned, the Company requires initial cash collateral equal to a minimum of 102% of the fair value of domestic securities loaned. The Company monitors the fair value of securities loaned with additional collateral obtained as necessary. This collateral is not restricted, and there is no collateral that extends beyond one year from December 31, 2024. The borrower of the loaned securities is permitted to sell or repledge those securities. Upon default of the borrower, the Company has the right to purchase replacement securities using the cash collateral held. Similarly, upon default of the Company, the borrower has the right to sell the loaned securities and apply the proceeds from such sale to the Company’s obligation to return the cash collateral held. As of December 31, 2024 and 2023, there were no separate accounts securities lending arrangements.

For securities lending transactions, the carrying value of securities classified as bonds and on loan as of December 31, 2024 and 2023 was $1.8 billion and $3.2 billion, respectively. The Company recorded cash collateral received of $1.8 billion and $3.1 billion as of December 31, 2024 and 2023, respectively, and established a corresponding liability for the same amount, which is included in other liabilities. As of December 31, 2024 and 2023, the Company has not sold or repledged collateral received from securities lending agreements. The Company may occasionally utilize amounts from the cash collateral for short-term liquidity for general corporate purposes. As of December 31, 2024 and 2023, none was utilized for general corporate purposes.

The aggregate amount of collateral reinvested broken down by the maturity date of the invested asset is as follows:

	December 31, 2024		December 31, 2023
	Amortized Cost	Fair Value	Amortized Cost	Fair Value
	(In Millions)
Overnight and continuous	$15	$15
30 days or less	428	428	$1,396	$1,396
31 to 60 days	350	350
61 to 90 days			1,700	1,700
91 to 120 days	1,000	1,000
Total collateral reinvested	$1,793	$1,793	$3,096	$3,096

The Company invests the cash collateral received from its securities lending arrangements primarily into short-term investments.

To manage the mismatch of maturity dates between the security lending transactions and the related reinvestment of the collateral received, the Company reinvests in assets with a maturity date of 95 days or less.

REPURCHASE AGREEMENTS

The Company entered into repurchase agreements with unaffiliated financial institutions. Under these agreements, the Company receives sales financing secured by securities as collateral in an amount equal to at least 102% of the estimated fair value of the bonds sold at the inception of the transaction, with a simultaneous agreement to repurchase such bonds at a future date or on demand in an amount equal to the cash initially received plus interest. The Company monitors the ratio of the cash-held to the estimated fair value of the bonds sold throughout the duration of the transaction and additional cash or securities are obtained as necessary. Bonds sold under such transactions may be sold or re-pledged by the transferee. Income and expense associated with repurchase agreements are recorded in net investment income. The repurchase agreements are both bilateral and tri-party trades. The maximum amount outstanding under repurchase agreements during the year ended December 31, 2024 was $20 million, which had a maturity time frame of two days to one week. The maximum amount outstanding under repurchase agreements during the year ended December 31, 2023 was $16 million, which had a maturity time frame of overnight. There are no amounts outstanding under these agreements as of December 31, 2024 and 2023.

The maximum fair value of securities sold outstanding under secured borrowing agreements during the years ended December 31, 2024 and 2023 was $20 million and $17 million, respectively. There were no outstanding securities sold as of December 31, 2024 and 2023.

The maximum amount of cash collateral received and securities collateral liability under secured borrowing agreements during the years ended December 31, 2024 and 2023 were $20 million and $16 million, respectively. There was no outstanding cash collateral received outstanding as of December 31, 2024 and 2023. There was no outstanding securities collateral liability outstanding as of December 31, 2024 and 2023.

REVERSE REPURCHASE AGREEMENTS

The Company invests cash collateral received into reverse repurchase agreements as part of its securities lending program. The Company requires that all reverse repurchase agreements must be collateralized by U.S. Treasury securities, U.S. agency securities, U.S. corporate bonds and/or U.S. equities with a minimum margin of 102%. For the securities lending program, reverse repurchase agreements had a maximum maturity of 95 days and are indemnified by the Company's securities lending agent against counterparty default. When counterparty default and price movements of the collateral received present the primary risks for repurchase agreements, the Company mitigates such risks by mandating short maturities, applying proper haircuts and monitoring fair values daily.

The Company entered into a reverse repurchase transaction commitment of $250 million with an unaffiliated financial institution. Under this agreement, the Company purchases U.S. Treasury securities and loans cash, with a simultaneous agreement to resell such securities at a future date or on demand in an amount equal to the cash initially loaned plus interest. There were no amounts outstanding under this agreement as of December 31, 2024 and 2023. The reverse repurchase agreements used are both bilateral and tri-party trades.

The following tables present the maximum amount and ending value during and as of the periods presented of the allocation of reverse repurchase agreements by maturity:

	Maximum Amount				Ending Balance
	First Quarter	Second Quarter	Third Quarter	Fourth Quarter	First Quarter	Second Quarter	Third Quarter	Fourth Quarter
	(In Millions)
December 31, 2024:
Overnight and continuous	$1,025	$860	$590	$475	$400	$300		$400
30 days or less	4,490	3,965	1,600		790	650
31 to 90 days	2,850	2,550	1,500	425	2,250	990		350
Over 90 days				1,000				1,000

December 31, 2023:
Overnight and continuous	$500	$575	$600	$400	$300	$400	$300
30 days or less	3,170	2,610	2,970	1,900	1,535	1,610	1,210	$1,150
31 to 90 days	2,835	2,900	2,500	2,850	1,700	1,600	2,000	1,700

The maximum and ending fair value of the bonds acquired under reverse repurchase-secured borrowings during and as of the periods presented are as follows. None of the bonds acquired were nonadmitted.

	First Quarter	Second Quarter	Third Quarter	Fourth Quarter
	(In Millions)
December 31, 2024:
Maximum amount	$4,131	$4,116	$2,196	$1,820
Ending balance	3,608	2,037		1,819

December 31, 2023:
Maximum amount	$4,828	$4,722	$4,219	$3,906
Ending balance	3,723	3,789	3,678	3,026

The following table presents, by NAIC designation, the fair value of securities acquired by the Company under reverse repurchase-secured borrowings:

	None	NAIC 1	NAIC 2	NAIC 3	NAIC 4	Total
	(In Millions)
December 31, 2024:
Bonds		$181	$544			$725
LBASS		874				874
Common stock	$220					220
Total	$220	$1,055	$544	$—	$—	$1,819

December 31, 2023:
Bonds		$494	$899	$609	$1,024	$3,026

The Company has not sold or acquired any securities that resulted in default.

The following table presents the aggregate allocation of collateral pledged of repurchase agreements by remaining contractual maturity:

	December 31, 2024		December 31, 2023
	Amortized Cost	Fair Value	Amortized Cost	Fair Value
	(In Millions)
Overnight and continuous	$400	$400
30 days or less			$1,150	$1,150
31 to 90 days	350	350	1,700	1,700
Over 90 days	1,000	1,000

The maximum amounts and ending balances of the cash collateral provided and recognized receivable for the return of collateral for reverse repurchase-secured borrowings during and as of the periods presented are as follows:

	First Quarter	Second Quarter	Third Quarter	Fourth Quarter
	(In Millions)
December 31, 2024:
Maximum amount	$3,965	$3,890	$2,090	$1,750
Ending balance	3,440	1,940		1,750

December 31, 2023:
Maximum amount	$3,985	$3,990	$4,010	$3,710
Ending balance	3,535	3,610	3,510	2,850

The maximum amounts and ending balances of the recognized liability to return collateral for reverse repurchase-secured borrowing securities sold/acquired with cash collateral during and as of the periods presented are as follows:

	First Quarter	Second Quarter	Third Quarter	Fourth Quarter
	(In Millions)
December 31, 2024:
Maximum amount	$3,965	$3,890	$2,090	$1,750
Ending balance	3,440	1,940		1,750

December 31, 2023:
Maximum amount	$3,985	$3,990	$4,010	$3,710
Ending balance	3,535	3,610	3,510	2,850

The Company did not have any transfers of financial assets accounted for as secured borrowings, excluding repurchase and reverse repurchase agreements disclosed above.

WORKING CAPITAL FINANCE INVESTMENTS

The tables below present the aggregate book/adjusted carrying value of working capital finance investments (WCFI) by designation:

	Gross Asset	Nonadmitted Asset	Net Admitted Asset
	(In Millions)
December 31, 2024:
WCFI Designation 1	$357		$357
WCFI Designation 2	275		275
Total	$632	$—	$632

December 31, 2023:
WCFI Designation 1	$668		$668
WCFI Designation 2	482	$11	471
Total	$1,150	$11	$1,139

The table below presents the aggregate maturity distribution on the underlying working capital finance programs by book/adjusted carrying value. The Company did not have any events of default on WCFI.

	December 31,
	2024	2023
	(In Millions)
Up to 180 days	$612	$1,041
181 to 365 days	20	109
Total	$632	$1,150

MORTGAGE LOANS

The maximum and minimum lending rates for newly issued mortgage loans, by category, are as follows:

	Maximum	Minimum
Year Ended December 31, 2024:
Farm	7.25%	5.80%
Construction and land development	9.48%	8.72%
Multi-family residential	13.50%	8.75%
Commercial	8.97%	5.90%

Year Ended December 31, 2023:
Farm	7.35%	5.70%
Construction and land development	8.91%	7.81%
Commercial	8.22%	6.11%

The maximum percentage of any one loan to the value of security at the time of the loan, exclusive of insured or guaranteed or purchase money mortgages was 99% as of December 31, 2024 and 2023.

The age analysis of mortgage loans by type and identification of mortgage loans in which the insurer is a participant or co-lender in a mortgage loan agreement is as follows:

	Farm	Residential	Commercial	Mezzanine	Total
	(In Millions)
December 31, 2024:
Current	$929	$811	$17,659	$107	$19,506
30 to 59 days past due	10	33			43
60 to 89 days past due		5			5
90 to 179 days past due	2	2			4
Over 180 days past due	4		34		38
Total	$945	$851	$17,693	$107	$19,596

Participant or co-lender in a mortgage loan agreement:
Recorded investment (1)	$19		$1,096	$107	$1,222

	Farm	Residential	Commercial	Mezzanine	Total
	(In Millions)
December 31, 2023:
Current	$947	$232	$17,042	$107	$18,328
30 to 59 days past due	5		32		37
60 to 89 days past due	4		225		229
90 to 179 days past due
Over 180 days past due	13		41		54
Total	$969	$232	$17,340	$107	$18,648

Participant or co-lender in a mortgage loan agreement:
Recorded investment (1)	$19		$936	$107	$1,062

(1)	Excluded from the commercial amounts are mortgage loan participations where the sole participants are the Company and PL&A. The total amounts were $3.0 billion and $2.8 billion as of December 31, 2024 and 2023, respectively.

The Company's investment in impaired commercial mortgage loans with no allowance for credit losses was $34 million and $374 million as of December 31, 2024 and 2023, respectively. Information on the Company's impaired commercial mortgage loans is as follows:

	Years Ended December 31,
	2024	2023	2022
	(In Millions)
Impairment loss recorded	$8	$183	$15
Average recorded investment	17	112	46
Interest income recognized		22	4
Recorded investment on nonaccrual status	34	73
Mortgage loans derecognized as a result of foreclosure	245	30
Real estate and other collateral recognized as a result of foreclosure	245	30

The Company's mortgage loans finance various types of properties primarily throughout the U.S. and Canada. The geographic distributions of the mortgage loans book/adjusted carrying value were as follows:

	December 31,		December 31,
	2024		2023
	($ In Millions)
Atlantic	$6,139	31%	$5,642	30%
Pacific	6,101	31%	5,607	30%
North Central	2,192	11%	2,344	12%
South Central	1,938	10%	1,807	10%
Mountain	1,819	9%	1,802	10%
New England	1,258	7%	1,280	7%
Canada	149	1%	166	1%
Total	$19,596	100%	$18,648	100%

As of December 31, 2024 and 2023, the carrying value of the largest single commercial loan was $456 million or 2% and $459 million or 2% of the mortgage loan carrying value, respectively. As of December 31, 2024 and 2023, the total carrying value of multiple commercial loans with a single sponsor, a related party to the Company, was $604 million or 3% and $639 million or 3% of the mortgage loan carrying value, respectively.

For commercial mortgage loans, the Company reviews performance and credit quality on an on-going basis, including loan payment delinquencies and collateral performance. Collateral performance includes a review of the most recent collateral inspection reports and financial statements. Analysts track each loan's debt service coverage ratio (DCR) and loan-to-value (LTV) ratio. The DCR compares the collateral’s net operating income to its debt service payments. DCRs less than 1.0 times indicate that the collateral operations do not generate enough income to cover the loan’s current debt payments. A larger DCR indicates a greater excess of net operating income over the debt service. The LTV ratio compares the amount of the loan to the fair value of the collateral and is commonly expressed as a percentage. LTV ratios greater than 100% indicate that the loan amount exceeds the collateral value. A smaller LTV ratio indicates a greater excess of collateral value over the loan amount. The monitoring process focuses on higher risk loans, which includes those that are classified as restructured, delinquent, or in foreclosure, as well as loans with higher LTV ratios and lower DCRs. The DCRs and LTV ratios are updated routinely.

For agricultural mortgage loans, the Company’s primary credit quality indicator is the LTV ratio. The values utilized in calculating this ratio are developed in connection with the ongoing review of the agricultural mortgage loan portfolio and are routinely updated. The original loan DCR is reviewed in detail prior to loan funding and is not updated or recalculated unless special circumstances warrant a review.

For residential mortgage loans, performance and credit quality are reviewed on an on-going basis including loan payment delinquencies and collateral performance. Residential loan credit models are run periodically using updated model inputs. Results are compared to initial loss adjusted returns to actual performance and market level prices, yields and spreads, and each loan is priced monthly. In addition to LTV ratio and borrower income qualifications, the borrower's credit score is considered based on the Fair Isaac Corporation (FICO) model, where applicable. FICO scores can range from 300 to 850, with the higher number indicating a better credit quality. The original loan metrics and borrower information (LTV ratio, FICO score, income verification, and borrower profile) are reviewed in detail prior to purchase and are not updated or recalculated unless special circumstances warrant a review.

The loan review process results in each loan being placed into a No Credit Concern category or one of three levels: Level 1 Minimal Credit Concern, Level 2 Moderate Credit Concern, or Level 3 Significant Credit Concern. Loans in the No Credit Concern category are performing and no issues are noted. The collateral exhibits a strong DCR and LTV ratio and there are no near term maturity concerns. The loan credit profile and borrower sponsorship have not experienced any significant changes and remain strong. For construction loans, projects are progressing as planned with no significant cost overruns or delays.

Level 1 loans are experiencing negative market pressure and outlook due to economic factors. Financial covenants may have been triggered due to declines in performance. There may be disputes between the borrower and contractors. Credit profile and/or borrower sponsorship remain stable but require monitoring. Near term (6 months or less) maturity requires monitoring due to negative trends. No impairment loss concerns exist under current conditions, however some possibility of loss may exist under stressed scenarios or changes in sponsorship financial strength. This includes troubled debt restructurings (TDRs) performing as agreed for more than one year.

Level 2 loans are experiencing significant or prolonged negative market pressure and uncertain outlook due to economic factors. Financial covenants may have been triggered due to declines in performance, and/or the borrower may have requested covenant relief. There may be disputes between the borrower and contractors. Loan credit profile, borrower sponsorship, and/or collateral value may have declined or given cause for concern. Near term maturity (12 months or less) coupled with negative market conditions, property performance and value, and/or borrower stability result in increased refinance risk. Likelihood for TDR, impairment, and loss is increased. This includes all loans performing as agreed during the first year of a TDR unless assigned to Level 3.

Level 3 loans are experiencing prolonged and/or severe negative market trends, declines in collateral performance and value, and/or borrower financial difficulties exist. Borrower may have asked for modification of loan terms. Without additional capital infusion and/or acceptable modification to existing loan terms, default is likely and foreclosure is the probable alternative. Impairment loss is possible depending on current fair market value of the collateral. This category includes loans in default and previously impaired restructured loans that underperform despite modified terms and/or for which future loss is probable.

Loans classified as Level 1 through Level 3 are placed on a watch list and monitored monthly, subject to the terms of the loan agreement. Loans that have been identified as Level 3 are evaluated to determine if the loan is impaired. A loan is impaired if it is probable that amounts due according to the contractual terms of the loan agreement will not be collected.

The following tables present mortgage loan credit levels by type:

	December 31, 2024
	No Credit Concern		Level 1		Level 2		Level 3		Total
	Carrying Amount	Weighted Average DCR	Carrying Amount	Weighted Average DCR	Carrying Amount	Weighted Average DCR	Carrying Amount	Weighted Average DCR	Carrying Amount	Weighted Average DCR
	($ In Millions)
Agricultural	$945	1.50							$945	1.50
Apartment	5,263	1.61							5,263	1.61
Golf course	11	2.18							11	2.18
Industrial	1,260	2.21							1,260	2.21
Lodging	939	3.20	$176	1.19					1,115	2.88
Mobile home park	212	3.06							212	3.06
Office	3,202	1.98	292	1.25	$60	0.95	$34	5.03	3,588	1.93
Parking	28	2.61							28	2.61
Residential	659	0.12							659	0.12
Retail	2,702	2.01			22	1.27	224	1.30	2,948	1.95
Construction (1)	3,265		199		103				3,567
Total	$18,486	1.86	$667	1.23	$185	1.03	$258	1.79	$19,596	1.83

	December 31, 2023
	No Credit Concern		Level 1		Level 2		Level 3		Total
	Carrying Amount	Weighted Average DCR	Carrying Amount	Weighted Average DCR	Carrying Amount	Weighted Average DCR	Carrying Amount	Weighted Average DCR	Carrying Amount	Weighted Average DCR
	($ In Millions)
Agricultural	$969	1.50							$969	1.50
Apartment	4,955	1.58							4,955	1.58
Golf course	10	2.21	$3	0.73					13	1.84
Industrial	878	2.47							878	2.47
Lodging	973	3.19	177	1.27					1,150	2.89
Mobile home park	238	3.02							238	3.02
Office	3,465	2.02			$60	1.62	$333	1.24	3,858	1.94
Residential	39	1.87							39	1.87
Retail	2,686	1.95			225	1.34	373	0.66	3,284	1.76
Construction (1)	3,108		43		113				3,264
Total	$17,321	1.94	$223	1.26	$398	1.40	$706	0.93	$18,648	1.88

(1)	Performance and credit quality does not consider DCRs for construction loans. These loans are reviewed based on LTV ratio, loan payment performance, and the construction progress and related costs for the underlying collateral project.

DEBT RESTRUCTURING

As of December 31, 2024 and 2023, the Company had investments in restructured loans and bonds of $34 million and $333 million, respectively. The realized capital losses related to these loans and bonds were zero for the years ended December 31, 2024, 2023 and 2022.

The Company did not have any modifications classified as TDRs during the year ended December 31, 2024 and 2022. During the year ended December 31, 2023, the Company modified two mortgage loans with a total carrying value of $323 million. The Company granted two term extensions on one of the loans with a carrying value of $291 million during the year ended December 31, 2023. The first modification extended the maturity date by five months, and the second modification further extended the maturity date by two months. The loan matured in 2024. The Company granted a term extension of four months on the other loan with a carrying value of $32 million during the year ended December 31, 2023. This loan is in the process of foreclosure. The modifications qualified as TDRs, and a total impairment loss of $38 million was recorded.

4.	FAIR VALUE OF FINANCIAL INSTRUMENTS

The Company's financial assets and liabilities that are carried at fair value have been classified, for disclosure purposes, based on a hierarchy defined by SSAP No. 100, Fair Value. The determination of fair value requires the use of observable market data when available. The hierarchy consists of the following three levels that are prioritized based on observable and unobservable inputs.

Level 1	Unadjusted quoted prices for identical instruments in active markets. Level 1 financial instruments include securities that are traded in an active exchange market.

Level 2	Observable inputs other than Level 1 prices, such as quoted prices for similar instruments in active markets, quoted prices for identical or similar instruments in inactive markets, and model-derived valuations for which all significant inputs are observable market data.

Level 3	Valuations derived from valuation techniques in which one or more significant inputs are not market observable.

The following tables present, by fair value hierarchy level, the Company's financial instruments that are carried at fair value or net asset value (NAV):

	December 31, 2024
	Level 1	Level 2	Level 3	NAV	Total
	(In Millions)
Assets:
Bonds:
Issuer obligations		$1	$27		$28

Preferred stocks:
Industrial and miscellaneous			1		1

Common stocks:
Industrial and miscellaneous	$49		79		128
Affiliates (1)	27				27
Total common stocks	76	—	79	—	155

Derivatives:
Foreign currency and interest rate swaps		352			352
Equity derivatives	9		2,815		2,824
Total derivatives	9	352	2,815	—	3,176

Other invested assets			198		198

Separate account assets (2)	62,698			$1,645	64,343
Total	$62,783	$353	$3,120	$1,645	$67,901

Liabilities:
Derivatives:
Foreign currency and interest rate swaps		$933			$933
Equity derivatives			$26		26
Total	$—	$933	$26	$—	$959

	December 31, 2023
	Level 1	Level 2	Level 3	NAV	Total
	(In Millions)
Assets:
Bonds:
Issuer obligations			$7		$7

Preferred stocks:
Industrial and miscellaneous			1		1

Common stocks:
Industrial and miscellaneous	$51		65		116
Affiliates (1)	26				26
Total common stocks	77	—	65	—	142

Derivatives:
Foreign currency and interest rate swaps		$336			336
Equity derivatives	36		2,093		2,129
Total derivatives	36	336	2,093	—	2,465

Other invested assets			169		169

Separate account assets (2)	58,754			$1,193	59,947
Total	$58,867	$336	$2,335	$1,193	$62,731

Liabilities:
Derivatives:
Foreign currency and interest rate swaps		$857			$857
Equity derivatives			$17		17
Total	$—	$857	$17	$—	$874

(1)	Consists of mutual funds managed by affiliated entities.
(2)	Consists of separate account assets that are primarily invested in mutual funds and hedge funds. Investment performance related to separate account assets is offset by corresponding amounts credited to contract holders whose liability is recorded in the separate account liabilities. Separate account liabilities are measured to equal the fair value of separate account assets.

FAIR VALUE MEASUREMENT

The following describes the valuation methodologies used by the Company to measure various types of financial instruments at fair value.

BONDS, PREFERRED STOCKS, COMMON STOCKS AND OTHER INVESTED ASSETS

The fair values of bonds, residual tranches (reported in other invested assets), preferred stocks and common stocks are determined by management after considering external pricing sources and internal valuation techniques. For securities with sufficient trading volume, prices are obtained from third-party pricing services. For securities that are traded infrequently, fair values are determined after evaluating prices obtained from third-party pricing services and independent brokers or are valued internally using various valuation techniques.

The Company's management analyzes and evaluates prices received from independent third parties and determines whether they are reasonable estimates of fair value. Management's analysis may include, but is not limited to, review of third-party pricing methodologies and inputs, analysis of recent trades, comparison to prices received from other third parties and development of internal models utilizing observable market data of comparable securities. The Company assesses the reasonableness of valuations received from independent brokers by considering current market dynamics and current pricing for similar securities.

For prices received from independent pricing services, the Company applies a formal process to challenge any prices received that are not considered representative of fair value. If prices received from independent pricing services are not considered reflective of market activity or representative of fair value, independent non-binding broker quotations are obtained or an internally developed valuation is prepared. Upon evaluation, the Company determines which source represents the best estimate of fair value. Overrides of third-party prices to internally developed valuations of fair value did not produce material differences in the fair values for the majority of the portfolio; accordingly, overrides were not material. In the absence of such market observable activity, management’s best estimate is used.

Fair values determined by internally derived valuation tools use market-observable data if available. Generally, this includes using an actively traded comparable security as a benchmark for pricing. These internal valuation methods primarily represent discounted cash flow models that incorporate significant assumptive inputs such as spreads, discount rates, default rates, severity and prepayment speeds. These inputs are analyzed by the Company’s portfolio managers and analysts, investment accountants and risk managers. Internally developed estimates may also use unobservable data, which reflect the Company’s own assumptions about the inputs market participants would use.

Most securities priced by a major independent third-party service have been classified as Level 2, as management has verified that the significant inputs used in determining their fair values are market observable and appropriate. Externally priced securities for which fair value measurement inputs are not sufficiently transparent, such as securities valued based on broker quotations, have been classified as Level 3. Internally valued securities, including adjusted prices received from independent third parties, where significant management assumptions have been utilized in determining fair value, have been classified as Level 3. Securities categorized as Level 1 consist primarily of investments in mutual funds.

The Company applies controls over the valuation process. Prices are reviewed and approved by the Company’s professional credit analysts that have industry expertise and considerable knowledge of the issuers. Management performs validation checks to determine the completeness and reasonableness of the pricing information, which include, but are not limited to, changes from identified pricing sources, significant or unusual price fluctuations above predetermined tolerance levels from the prior period, and back-testing of fair values against prices of actual trades. A group comprised of the Company’s investment accountants, portfolio managers and analysts and risk managers communicate on any unusual items above the tolerance levels that may have been identified in the pricing review process. These items are investigated, further analysis is performed and resolutions are appropriately documented.

DERIVATIVE INSTRUMENTS

Derivative instruments are reported at fair value using pricing valuation models which utilize market data inputs or independent broker quotations or exchange prices for exchange-traded futures. The Company calculates the fair value of derivatives using market standard valuation methodologies for foreign currency swaps, interest rate swaps, equity options and equity total return swaps. The derivatives are valued using mid-market inputs that are predominantly observable in the market. Inputs include, but are not limited to, interest swap rates, foreign currency forward and spot rates, credit spreads and correlations, interest volatility, equity volatility and equity index levels. The Company values certain derivatives that are designated as cash flow hedges in the same manner as the hedged item, which are determined using pricing models with inputs that are observable in the market or can be derived principally from or corroborated by observable market data. On a monthly basis, the Company performs an analysis of derivative valuations, which includes both quantitative and qualitative analyses. Examples of procedures performed include, but are not limited to, review of pricing statistics and trends, analysis of the impacts of changes in the market environment and review of changes in the market value for each derivative by both risk managers and investment accountants. Internally calculated fair values are reviewed and compared to external broker fair values for reasonableness.

Derivative instruments classified as Level 1 are exchange-traded. Derivative instruments classified as Level 2 primarily include foreign currency and interest rate swaps. The derivative valuations are determined using pricing models with inputs that are observable in the market or can be derived principally from or corroborated by observable market data, primarily interest swap rates, interest rate volatility and foreign currency forward and spot rates.

Derivative instruments classified as Level 3 include complex derivatives, such as equity options and total return swaps. These derivatives are valued using pricing models which utilize both observable and unobservable inputs, primarily interest rate volatility, equity volatility, equity index levels and, to a lesser extent, broker quotations. A derivative instrument containing Level 2 inputs would be classified as a Level 3 financial instrument in its entirety if it has at least one significant Level 3 input.

SEPARATE ACCOUNT ASSETS

The fair value of separate account assets is based on the fair value or NAV of the underlying assets. Separate account assets held at fair value primarily consist of investments in mutual funds and hedge funds.

Level 1 separate account assets include mutual funds that are valued based on reported net asset values provided by fund managers daily and can be redeemed without restriction. Management performs validation checks to determine the reasonableness of the pricing information, which include, but are not limited to, price fluctuations above predetermined thresholds from the prior day and validation against similar funds or indices. Variances are investigated, further analysis is performed and resolutions are appropriately documented.

The fair value of assets in the Separate Accounts in Level 2 consists of bonds based on the valuation methods described above. The fair value of assets in the Separate Accounts in Level 3 consists of bonds based on valuation methods described above and mortgage loans based on the valuation method described below.

Investments Measured Using the NAV Practical Expedient

Separate account assets include hedge funds where the fair value is based on the NAV obtained from the fund managers. Investment strategies related to separate account hedge funds include multi-strategy primarily invested in U.S. and international equity, fixed income, long/short equity, loans, precious metals, real estate, derivatives, privately held companies and private partnerships. The redemption frequency can be daily, monthly, quarterly, semi-annually or annually. The remaining lockup period ranges from zero to 35 months as of December 31, 2024. There are no unfunded commitments of investments measured using the NAV practical expedient as of December 31, 2024.

LEVEL 3 RECONCILIATION

The tables below present a reconciliation of the beginning and ending balances of the Level 3 financial instruments that are carried at fair value using significant unobservable inputs:

					Total Gains or (Losses)
	January 1,	Transfers Into	Transfers Out		Included in	Included in				December 31,
	2024	Level 3 (1)	of Level 3 (1)		Net Income	Surplus	Purchases	Sales	Settlements	2024
	(In Millions)
Bonds
Issuer obligations	$7	$26 (2)	($7)	(2)		($2)	$1		$2	$27
Preferred stocks
Industrial and misc	1									1
Common stocks
Industrial and misc	65				$4		52	($42)		79
Derivatives, net	2,076				1,186	140	1,531	(1)	(2,143)	2,789
Other invested assets	169					2	30		(3)	198
Total	$2,318	$26	($7)		$1,190	$140	$1,614	($43)	($2,144)	$3,094

					Total Gains or (Losses)
	January 1,	Transfers Into	Transfers Out		Included in	Included in				December 31,
	2023	Level 3 (1)	of Level 3 (1)		Net Loss	Surplus	Purchases	Sales	Settlements	2023
	(In Millions)
Bonds
Issuer obligations	$14	$17 (2)	($19)	(3)		($1)			($4)	$7
LBASS	4		(4)	(2)						—
Preferred stocks
Industrial and misc	4					(3)				1
Common stocks
Industrial and misc	65				$5		$56	($59)	(2)	65
Money market funds		7 (2)	(8)	(4)	1
Derivatives, net	877				727	249	1,154		(931)	2,076
Other invested assets	116				(14)	20	168	(117)	(4)	169
Total	$1,080	$24	($31)		$719	$265	$1,378	($176)	($941)	$2,318

(1) Transfers in and/or out are recognized at the end of each quarter.

(2) Transferred into/out of Level 3 due to carrying value adjustments down to fair value and reclassifications to Issuer Obligations.

(3) Transferred out of Level 3 due to changes in fair value.

(4) Transferred out of Level 3 due to changes in classification.

The admitted values and fair values of the Company's financial instruments are presented in the following table:

	December 31, 2024
							Not
							Practicable
	Fair	Admitted					(Carrying
	Value	Value	Level 1	Level 2	Level 3	NAV	Value)
	(In Millions)
Assets:
Bonds	$76,800	$82,251		$68,079	$8,721
Preferred stocks	1	1			1
Common stocks (1)	155	155	$76		79
Mortgage loans	18,332	19,596		16,875	1,457
Cash, cash equivalents and short-term investments	2,864	2,864	2,844	20
Contract loans	8,527	8,527			8,527
Derivatives, net	1,390	2,173	9	(1,408)	2,789
Securities lending reinvested collateral assets	1,793	1,793		1,793
Other invested assets (1)	1,027	1,076		802	225
Separate account assets	71,598	72,114	62,698	6,849	406	$1,645
Liabilities:
Liability for deposit-type contracts (2)	28,405	28,687		21,482	6,923
Separate account liability for deposit-type contracts	8	8			8

	December 31, 2023
							Not
							Practicable
	Fair	Admitted					(Carrying
	Value	Value	Level 1	Level 2	Level 3	NAV	Value)
	(In Millions)
Assets:
Bonds	$71,551	$76,921		$64,220	$7,331
Preferred stocks	1	1			1
Common stocks (1)	143	142	$77		66
Mortgage loans	16,238	18,648			16,238
Cash, cash equivalents and short-term investments	3,018	3,018	2,941	22	55
Contract loans	8,187	8,187			8,187
Derivatives, net	1,149	1,612	36	(962)	2,075
Securities lending reinvested collateral assets	3,096	3,096		3,096
Other invested assets (1)	1,523	1,563		1,323	200
Separate account assets	65,143	65,576	58,753	4,386	811	$1,193
Liabilities:
Liability for deposit-type contracts (2)	21,669	21,914		15,964	5,705
Separate account liability for deposit-type contracts	6	6			6

(1) Excludes investments accounted for under the equity method.

(2) Excludes deposit liabilities with no defined or contractual maturities.

The tables above exclude the following financial instruments: investment income due and accrued, derivatives collateral receivable and payable and payable for securities lending. The fair value of these financial instruments, which are primarily classified as Level 2, approximates carrying value as they are short-term in nature such that there is minimal risk of material changes in fair value due to changes in interest rates or counterparty credit.

The following methods and assumptions were used to estimate the fair value of these financial instruments as of December 31, 2024 and 2023:

MORTGAGE LOANS

The fair value of the mortgage loan portfolio is determined by discounting the estimated future cash flows, using current rates that are applicable to similar credit quality, property type and average maturity of the composite portfolio.

CASH, CASH EQUIVALENTS, AND SHORT-TERM INVESTMENTS (INCLUDING SECURITIES LENDING REINVESTED COLLATERAL ASSETS)

For cash and cash equivalents with maturities of three months or less from date of purchase, their fair values approximate their book/adjusted carrying values due to their short maturities. For short-term investments with maturities of one year or less from date of purchase, excluding cash equivalents and money market mutual funds, their fair values are determined using similar valuation techniques as described above for bonds. Cash equivalents that are money market mutual funds have fair values that approximate their book/adjusted carrying values due to the short maturities of the underlying investments of the funds. Securities lending reinvested collateral assets that are primarily reverse purchase agreements have fair values that approximate their book/adjusted carrying values due to their short maturities.

CONTRACT LOANS

Contract loans are not separable from their associated insurance contract and bear no credit risk since they do not exceed the contract's cash surrender value, making these assets fully secured by the cash surrender value of the contracts. Therefore, the carrying amount of the contract loans is a reasonable approximation of fair value.

OTHER INVESTED ASSETS

Other invested assets consist primarily of surplus note investments held from other insurance providers and WCFIs that are NAIC rated 1 or 2. The fair values of the surplus note investments are priced by an independent pricing service as described for bonds above. The WCFIs are held at accreted book value which approximates fair value due to the short-term nature of the investment.

LIABILITY FOR DEPOSIT-TYPE CONTRACTS

The primary methods used to determine the fair value of liability for deposit-type contracts are: discounted cash flow methodologies using significant unobservable inputs, discounted cash flow methodologies using current market risk-free interest rates and adding a spread to reflect nonperformance risk and the use of observable inputs, such as quoted prices for identical or similar instruments from third-party pricing services. The fair value of deposit-type contracts issued at floating rates or that are short-term in nature approximate their carrying value.

SEPARATE ACCOUNT LIABILITY FOR DEPOSIT-TYPE CONTRACTS

The statement value of separate account liability for deposit-type contracts is reported under separate account liabilities and is a reasonable estimate of their fair value because the contractual interest rates are variable and based on current market rates.

5.	DERIVATIVE INSTRUMENTS

The Company primarily utilizes derivative instruments to manage its exposure to interest rates, foreign currency, and equity risk (collectively “market risk”) and credit risk. Derivative instruments are also used to manage the duration mismatch of general account assets and liabilities. Derivatives may be exchange-traded or contracted in the over-the-counter (OTC) market. The Company’s OTC derivatives are primarily bilateral contracts between two counterparties. Certain of the Company’s OTC derivatives are cleared and settled through central clearing counterparties. The Company utilizes a variety of derivative instruments including swaps, exchange-traded futures and options.

The following table summarizes the notional amount, net carrying value, and net fair value of the Company's derivative instruments by derivative type. Cash collateral received from or pledged to counterparties is not included in the amounts below.

	Notional Amount	Net Carrying Value	Net Fair Value
	(In Millions)
December 31, 2024:
Equity call options	$69,335	$2,789	$2,789
Equity futures	2,135	9	9
Foreign currency swaps	8,546	157	11
Interest rate swaps	11,414	(782)	(1,419)
Total	$91,430	$2,173	$1,390

December 31, 2023:
Equity call options	$26,853	$2,077	$2,077
Equity futures	3,129	36	36
Equity total return swaps	160	(2)	(2)
Foreign currency swaps	8,807	197	136
Interest rate swaps	9,294	(696)	(1,098)
Total	$48,243	$1,612	$1,149

Notional amount represents a standard of measurement of the volume of derivatives. Notional amount is not a quantification of market risk or credit risk and is not recorded in the statements of admitted assets, liabilities and capital and surplus - statutory basis. Notional amounts generally represent those amounts used to calculate contractual cash flows to be exchanged and are not paid or received, except for certain contracts such as foreign currency swaps.

COLLATERAL

For OTC and OTC-cleared derivatives, the Company pledges and receives cash and asset collateral. Cash collateral received from counterparties was $2.3 billion and $1.5 billion as of December 31, 2024 and 2023, respectively. Cash collateral pledged to counterparties was $609 million and $344 million as of December 31, 2024 and 2023, respectively.

As of December 31, 2024 and 2023, the Company had also accepted collateral, consisting of various securities, of $224 million and $44 million, respectively, which are held in separate custodial accounts. As of December 31, 2024 and 2023, none of this collateral had been repledged.

The Company is required to pledge initial margin for all futures contracts. The amount of required margin is determined by the exchange on which it is traded. Cash pledged for initial margin was $9 million and $36 million as of December 31, 2024 and 2023, respectively. Assets pledged to satisfy this requirement for initial margin were $86 million and $118 million as of December 31, 2024 and 2023, respectively.

As of December 31, 2024 and 2023, the Company provided collateral in the form of various securities of $1.3 billion and $1.0 billion, respectively, which are included in bonds. The counterparties are permitted by contract to sell or repledge this collateral.

DERIVATIVES DESIGNATED AS FAIR VALUE HEDGES

The Company offers life insurance products with indexed account options. The interest credited on the indexed accounts is a function of the underlying domestic and/or international equity index, subject to various caps, thresholds and participation rates.

The Company utilizes equity call options to hedge the credit paid to the policyholder on the underlying index for its life insurance products with indexed account options. These equity call options are contracts to buy the index at a predetermined time at a contracted price. The contracts will be net settled in cash based on differentials in the index at the time of exercise and the strike price subject to a cap, net of option premiums. These equity call options are designated as a fair value hedge under statutory accounting principles with changes in fair value recorded in net realized capital gains (losses) less tax.

The Company utilizes foreign currency interest rate swap agreements to convert floating foreign denominated liabilities to floating U.S. dollar liabilities. A foreign currency interest rate swap involves the exchange of an initial principal amount in two currencies, and the agreement to re-exchange the currencies at a future date, at an agreed-upon exchange rate. There are also periodic exchanges of interest payments in the two currencies at specified intervals, calculated using agreed-upon interest rates, exchange rates and the exchanged principal amounts. The Company enters into these agreements primarily to manage the currency risk associated with investments and liabilities that are denominated in foreign currencies.

For the years ended December 31, 2024, 2023 and 2022, $932 million, $841 million and $728 million, respectively, of option premium expense recorded in net investment income for equity options hedging indexed life insurance products was excluded from the assessment of hedge effectiveness. For all other hedging relationships, no component of the hedging instrument’s fair value was excluded from the assessment of hedge effectiveness.

For the years ended December 31, 2024, 2023 and 2022, the Company recorded $12 million, $30 million and $36 million, respectively, in unrealized capital gain resulting from derivatives that no longer qualified for hedge accounting.

DERIVATIVES DESIGNATED AS CASH FLOW HEDGES

The Company utilizes foreign currency interest rate swap agreements to convert fixed or floating foreign denominated liabilities to U.S. dollar fixed liabilities.

The Company also utilizes interest rate swaps to hedge against reinvestment risk embedded in products with long durations. An interest rate swap agreement involves the exchange, at specified intervals, of interest payments resulting from the difference between fixed rate and floating rate interest amounts calculated by reference to an underlying notional amount. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party.

The maximum length of time over which the Company is hedging its exposure to the variability in future cash flows for forecasted transactions is 40 years. The Company may discontinue cash flow hedge accounting because it is no longer probable that the forecasted transaction will occur by the end of the originally specified time period or within two months of the anticipated date. The Company did not have cash flow hedges that have been discontinued.

DERIVATIVES NOT DESIGNATED AS HEDGING INSTRUMENTS

The Company offers a rider on certain variable annuity contracts that guarantees net principal over specified periods, as well as riders on certain variable annuity contracts that guarantee a minimum withdrawal benefit over specified periods, subject to certain restrictions.

The Company may utilize total return swaps, exchange-traded futures and equity put options based upon domestic and international equity market indices to economically hedge the equity risk of the guarantees in its variable annuity products. Total return swaps are swaps whereby the Company agrees to exchange the difference between the economic risk and reward of an equity index and a floating rate of interest, calculated by reference to an agreed upon notional amount. Cash is paid and received over the life of the contract based on the terms of the swap. In exchange-traded futures transactions, the Company agrees to purchase or sell a specified number of contracts, the values of which are determined by the underlying equity indices, and to post variation margin on a daily basis in an amount equal to the change in the daily fair value of those contracts. The equity put options involve the exchange of an upfront payment for the return, at the end of the option agreement, of the equity index below a specified strike price. The Company also utilizes interest rate swaps to manage interest rate risk in the variable annuity products.

The Company offers fixed indexed annuity products where interest is credited to the policyholder’s account balance based on domestic and/or international equity index changes, subject to various caps or participation rates. The Company utilizes total return swaps, exchange-traded equity futures and equity call options based upon market indices to economically hedge the interest credited to the policyholder based upon the underlying equity index. These equity call option contracts involve the exchange of an upfront premium payment for the return, at the end of the option agreement, of the differentials in the index at the time of exercise and the strike price subject to a cap.

Interest rate swaps are used by the Company to reduce market risk from changes in interest rates and other interest rate exposure arising from duration mismatches between assets and liabilities.

Foreign currency interest rate swap agreements are used to convert foreign-denominated assets or liabilities to U.S. dollar assets or liabilities.

The average and ending fair value of derivatives not designated as hedging instruments during and as of the periods presented are as follows:

	December 31, 2024			December 31, 2023
	Asset	Liability	Average Asset (Liability)	Asset	Liability	Average Asset (Liability)
	(In Millions)
Equity call options	$650		$554	$349		$236
Equity futures	9		30	36		44
Equity put options						1
Equity total return swaps			(1)		$2	(2)
Foreign currency swaps	352	$151	174	297	121	232
Interest rate swaps		119	(73)	29	150	(137)
Total	$1,011	$270	$684	$711	$273	$374

The following table summarizes the surplus and net realized capital gains (losses) impact from derivative instruments not designated as hedging instruments:

	Years Ended December 31,			Years Ended December 31,
	2024	2023	2022	2024	2023	2022
	Surplus			Net Realized Capital Gains (Losses)
	(In Millions)
Equity call options	$140	$250	($336)	$585	$164	$132
Equity futures	159	(163)	104	(435)	(201)	233
Equity total return swaps	2	(2)	2
Foreign currency swaps	25	(80)	94	8		128
Interest rate swaps		(1)	3	29	(8)	(1,100)
Total	$326	$4	($133)	$187	($45)	($607)

For the years ended December 31, 2024, 2023 and 2022, net losses from periodic net settlements and amortization recorded in net investment income were $322 million, $271 million and $188 million, respectively.

For equity call options with deferred financing premiums which are paid at the end of the derivative contract, summarized in the tables below are the undiscounted future settled premium commitments, equity call option fair value and equity call option fair value excluding impact of discounted future settled premiums:

Premium Payments Due (1)
(In Millions)
Years Ending December 31:
2025	$50
2026	49
2027	123
2028	25
Total	$247

(1) Premium payments are expected to be made monthly, based upon current maturity date of derivative contracts.

	December 31,
	2024	2023
	(In Millions)
Undiscounted future premium commitments	$247	$530
Equity call option fair value	649	697
Equity call option fair value excluding impact of discounted future settled premiums	649	697

DERIVATIVES DESIGNATED AS HEDGING UNDER SSAP NO. 108

The hedged obligation consists of a portion of the Company's guaranteed benefits on variable annuity contracts, including related minimum benefit guarantees that is sensitive to interest rate movement. Changes in interest rates impact the present value of future product cash flows (discount rate), as well as the value of the investments comprising the account value to be assessed against the guarantee. The hedged portion of the block is determined on a monthly basis based on the percentage of the economic liability being hedged.

Interest rate risk may be hedged by a duration matched portfolio of interest sensitive derivatives, such as treasury futures, interest rate swaps, interest rate swaptions or treasury caps/floors. The Company entered into this hedging relationship effective January 1, 2022 and no changes have been made to the hedging strategy since inception. Hedge effectiveness is measured in accordance with the requirements outlined under SSAP No. 108 on a quarterly basis, both prospectively and retrospectively, and remains highly effective as of December 31, 2024.

The following table summarizes the scheduled amortization for the recognition of gains/losses and deferred assets and liabilities:

	Deferred Assets	Deferred Liabilities
	(In Millions)
Amortization Year:
2025	$49
2026	49
2027	49
2028	49
Thereafter	200
Total	$396	$—

The following table presents the rollforward of future amortization and total deferred balance:

	Years Ended December 31,
	2024	2023
	(In Millions)
Prior year total deferred balance	$214	$328
Current year amortization	(34)	(38)
Current year deferred recognition	216	(76)
Ending deferred balance	$396	$214

The following table presents the open derivative removed from SSAP No. 108 and captured in scope of SSAP No. 86:

	Years Ended December 31,
	2024	2023
	(In Millions)
Total derivative fair value change		$7
Change in fair value reflected as a deferred asset/liability under SSAP No. 108		(4)
Unrealized gain/loss recognized for derivative under SSAP No. 86	$—	$3

The following table presents the open derivative removed from SSAP No. 86 and captured in scope of SSAP No. 108:

	Years Ended December 31,
	2024	2023
	(In Millions)
Total derivative fair value change	($37)	$6
Unrealized gain/loss recognized prior to reclassification to SSAP No. 108
Fair value changes available for applicants under SSAP No. 108	($37)	$6

The Company did not have any hedging strategies no longer identified as highly effective previously captured within the scope of SSAP No. 108. The Company did not elect to terminate the hedging strategy and/or discontinue the special accounting provisions permitted within SSAP No. 108.

DERIVATIVE CREDIT EXPOSURE

The Company is exposed to credit-related losses in the event of nonperformance by derivative counterparties to OTC derivatives. The Company manages its credit risk by dealing with creditworthy counterparties, establishing risk-control limits, executing legally enforceable master netting agreements, and obtaining collateral where appropriate. In addition, the Company evaluates the financial stability of each counterparty before entering into each agreement and throughout the period that the financial instrument is owned.

The Company’s OTC-cleared derivatives are effected through central clearing counterparties and its exchange-traded derivatives are effected through regulated exchanges. Such positions are marked to market and margined on a daily basis (both initial margin and variation margin), and the Company has minimal exposure to credit-related losses in the event of nonperformance by counterparties to such derivatives.

For OTC derivative transactions, the Company enters into legally enforceable master netting agreements which provide for the netting of payments and receipts with a single counterparty. The net position with each counterparty is calculated as the aggregate fair value of all derivative instruments with each counterparty, net of income or expense accruals and collateral paid or received. These master netting agreements include collateral arrangements with derivative counterparties, which require positions be marked to market and margined on a daily basis by the daily settlement of variation margin. The Company has minimal counterparty exposure to credit-related losses in the event of nonperformance by these counterparties.

The OTC agreements may include a termination event clause associated with financial strength ratings assigned by certain independent rating agencies. If these financial strength ratings were to fall below a specified level, as defined within each counterparty master agreement, or if one of the rating agencies were to cease to provide a financial strength rating, the counterparty could terminate the master agreement with payment due based on the net fair value of the underlying derivatives. As of December 31, 2024 and 2023, the Company’s financial strength ratings were above the specified level.

The Company’s credit exposure is measured on a counterparty basis as the net positive fair value of all derivative positions with the counterparty, net of income or expense accruals and collateral received. All of the net credit exposure for the Company from derivative contracts is with investment-grade counterparties. The Company has not incurred any losses on derivative financial instruments due to counterparty nonperformance for the years ended December 31, 2024, 2023 and 2022. The Company does not expect any counterparties to fail to meet their obligations given their investment-grade ratings.

6.	INCOME TAXES

The components of net deferred tax assets (DTAs) and deferred tax liabilities (DTLs) are as follows:

	December 31, 2024			December 31, 2023
	Ordinary	Capital	Total	Ordinary	Capital	Total
	(In Millions)
Gross DTAs	$1,977	$90	$2,067	$1,676	$81	$1,757
Statutory valuation allowance adjustment
Adjusted gross DTAs	1,977	90	2,067	1,676	81	1,757
Nonadmitted DTAs	205		205	337		337
Net admitted DTAs	1,772	90	1,862	1,339	81	1,420
DTLs	139	714	853	125	549	674
Net admitted DTAs (DTLs)	$1,633	($624)	$1,009	$1,214	($468)	$746

				Change during 2024
				Ordinary	Capital	Total
				(In Millions)
Gross DTAs				$301	$9	$310
Statutory valuation allowance adjustment
Adjusted gross DTAs				301	9	310
Nonadmitted DTAs				(132)		(132)
Net admitted DTAs				433	9	442
DTLs				14	165	179
Net admitted DTAs (DTLs)				$419	($156)	$263

The admission calculation components of SSAP No. 101, Income Taxes, are as follows:

	December 31, 2024			December 31, 2023
	Ordinary	Capital	Total	Ordinary	Capital	Total
	(In Millions)
Federal income taxes paid in prior years recoverable through loss carrybacks
Adjusted gross DTAs expected to be realized after application of the threshold limitation	$1,009		$1,009	$746		$746
Adjusted gross DTAs expected to be realized following the balance sheet date	1,009		1,009	746		746
Adjusted gross DTAs allowed per limitation threshold			1,670			1,656
Adjusted gross DTAs offset by gross DTLs	139	$714	853	125	$549	674
DTAs admitted as the result of application of SSAP No. 101	$1,148	$714	$1,862	$871	$549	$1,420

				Change during 2024
				Ordinary	Capital	Total
				(In Millions)
Federal income taxes paid in prior years recoverable through loss carrybacks				$—		$—
Adjusted gross DTAs expected to be realized after application of the threshold limitation				263		263
Adjusted gross DTAs expected to be realized following the balance sheet date				263		263
Adjusted gross DTAs allowed per limitation threshold						14
Adjusted gross DTAs offset by gross DTLs				14	$165	179
DTAs admitted as the result of application of SSAP No. 101				$277	$165	$442

The ratio percentage and adjusted capital and surplus used to determine recovery period and threshold limitation are as follows:

	December 31,
	2024	2023
	($ In Millions)
Ratio percentage	1,007%	1,017%
Amount of adjusted capital and surplus	$11,134	$11,037

As of December 31, 2024 and 2023, there was no impact on adjusted gross and net admitted DTAs due to tax planning strategies. The Company's tax planning strategies did not include the use of reinsurance.

Federal income taxes are as follows:

	Years Ended December 31,			Change	Change
	2024	2023	2022	2024-2023	2023-2022
	(In Millions)
Federal income tax expense (benefit)	$79	($26)	$9	$105	($35)
Federal income taxes on net capital gains (loss)	(8)	57	22	(65)	35
Other		5		(5)	5
Total	$71	$36	$31	$35	$5

The tax effects of temporary differences that give rise to significant portions of the DTAs and DTLs are as follows:

	December 31,
	2024	2023	Change
	(In Millions)
DTAs:
Ordinary:
Policyholder reserves	$899	$753	$146
Deferred acquisition costs	600	549	51
Tax credit carryforward	344	255	89
Compensation and benefits accrual	75	74	1
Fixed assets	45	32	13
Policyholder dividend accruals	2	2
Other	12	11	1
Total	1,977	1,676	301
Statutory valuation allowance adjustment
Nonadmitted DTAs	205	337	(132)
Admitted ordinary DTAs	1,772	1,339	433

Capital:
Investments	90	81	9
Net admitted DTAs	1,862	1,420	442

DTLs:
Ordinary:
Investments	133	118	15
Other	6	7	(1)
Total	139	125	14

Capital:
Investments	714	549	165

DTLs	853	674	179

Net admitted DTAs	$1,009	$746	$263

The change in net deferred income taxes, exclusive of the nonadmitted assets, is as follows:

	December 31,
	2024	2023	Change
	(In Millions)
Total DTAs	$2,067	$1,756	$311
Total DTLs	853	674	179
Net DTA	$1,214	$1,082	132
Excluding tax effect of unrealized gains (losses)			15
Change in net deferred income tax			147
Tax credits not reflected in change in net deferred income tax			(89)
Change in net operating deferred income tax			$58

Federal income tax expense (benefit) is different from that which would be incurred by applying the statutory Federal income tax rate of 21% to income before income taxes. The significant items causing these differences are as follows:

	Years Ended December 31,
	2024	2023	2022
	(In Millions)
Provision computed at statutory rate	$31	$1	$11
Tax impact from affiliates	22	(3)	19
Tax impact from surplus activities	24	(20)	(13)
Foreign tax reclaims		5
Prior year tax adjustments	(10)	(8)
Tax credits	(19)	(18)	(17)
Taxes allocated under tax sharing agreement	(16)	(19)	(23)
Dividend received deduction	(29)	(26)	(31)
Tax impact from derivative gains from surplus	49	46	(112)
Interest accrual	(25)
Other	(14)	(16)	(7)
Total statutory income tax	$13	($58)	($173)

Federal income taxes incurred	$71	$36	$31
Change in net deferred income taxes	(58)	(94)	(204)
Total statutory income tax	$13	($58)	($173)

The Company had no net operating loss carry-forwards available for tax purposes. The Company has $344 million of tax credit carry-forwards that originated in 2023 and 2024 and will expire in 2043 and 2044. The Company had no Alternative Minimum Tax credit carry-forward. The Company had no adjustments of DTAs and DTLs for enacted changes in tax laws or a change in tax status. The Company had no adjustments to gross DTAs because of a change in circumstances that causes a change in judgment about the realizability of the related DTAs. The Company had no deposits under Section 6603 of the Internal Revenue Code.

The following are income taxes incurred in the current and prior years that will be available for recoupment in the event of future net losses:

	Ordinary	Capital
	(In Millions)
2024 estimated
2023		$41
2022		29

The Company had no federal or foreign income tax loss contingencies for which it is reasonably possible that the total liability will significantly increase within 12 months from December 31, 2024.

PMHC and its subsidiaries file income tax returns in the U.S. Federal and various state jurisdictions. PMHC is under continuous audit by the Internal Revenue Service (IRS) and is audited periodically by some state taxing authorities. The IRS is currently examining PMHC’s tax returns for the years ended December 31, 2013 through 2022. The exam of the Federal tax returns through tax years ended December 31, 2012 has been completed and certain issues are under appeals. The State of California is auditing the tax year ended December 31, 2009 and certain issues are under protest. The Company does not expect the current Federal and California audits to result in any material assessments.

The Inflation Reduction Act enacted on August 16, 2022 is effective January 1, 2023 and imposes a 15% CAMT on corporations with three-year average adjusted financial statement income over $1.0 billion. The CAMT is payable to the extent the CAMT liability exceeds the regular corporate income tax liability; however, any CAMT paid would be available as a credit with indefinite carryover that could reduce future regular tax in excess of CAMT.

Following the guidance of Statutory Accounting Principles Working Group INT 23-03, the Company has determined that it is an applicable reporting entity starting in 2024. CAMT has not been recognized on the financial statements - statutory basis for the year ended December 31, 2024, since the Company's regular tax liability exceeds its CAMT liability.

7.	BORROWED MONEY

The Company maintains a commercial paper program with available borrowings up to $1.0 billion as of December 31, 2024 and 2023. There was no commercial paper debt outstanding as of December 31, 2024 and 2023. The Company maintains a $1.0 billion senior revolving credit facility available to both borrowers (the Company and Pacific LifeCorp) up to the full commitment amount with a maturity date of June 2026. This facility serves as a back-up line of credit to the commercial paper program. Interest is at variable rates. This facility had no debt outstanding as of December 31, 2024 and 2023. The revolving credit facility has certain debt covenants and the Company was in compliance with those debt covenants as of December 31, 2024.

The Company maintains a reverse repurchase line of credit with an unaffiliated financial institution. There was no debt outstanding in connection with this line of credit as of December 31, 2024 and 2023.

The Company is a member of the Federal Home Loan Bank (FHLB) of Topeka. The Company is eligible to receive advances from the FHLB based on a percentage of the Company’s statutory general account assets provided it has sufficient available eligible collateral and is in compliance with the FHLB requirements, debt covenant restrictions and insurance laws and regulations. The Company's estimated maximum borrowing capacity (after taking into account required collateralization levels) was $7.8 billion and $6.0 billion as of December 31, 2024 and 2023, respectively. However, asset eligibility determination is subject to the FHLB's discretion and to the availability of qualifying assets at the Company. The Company received advances under short-term debt arrangements to provide for additional liquidity, which were accounted for as borrowed money under SSAP No. 15, Debt and Holding Company Obligations. There was no debt outstanding with the FHLB as of December 31, 2024 and 2023.

Through its membership, the Company has issued funding agreements to the FHLB in exchange for cash advances. The Company uses these funds in an investment spread strategy, consistent with its other investment spread business. As such, the Company applies SSAP No. 52, Deposit-Type Contracts, accounting treatment to these funds, consistent with its other deposit-type contracts. The funding agreement liabilities are included in liability for deposit-type contracts.

The collateral pledged to the FHLB is as follows:

	December 31, 2024			December 31, 2023
	Fair Value	Carrying Value	Aggregate Total Borrowing	Fair Value	Carrying Value	Aggregate Total Borrowing
	(In Millions)
General Account: (1)
Total collateral pledged	$10,930	$11,609	$1,690	$8,193	$9,271	$1,424
Maximum collateral pledged	10,930	11,609	1,690	8,193	9,271	1,424

(1)   In 2023, the Company entered into a Subsidiary Collateral and Security Agreement with PAH to pledge certain affiliate collateral to the FHLB on behalf of the Company.

The amount borrowed from the FHLB is as follows:

	December 31, 2024		December 31, 2023
	General Account	Funding Agreement Reserves Established	General Account	Funding Agreement Reserves Established
	(In Millions)
Funding agreements	$1,690	$1,696	$1,424	$1,429
Total	$1,690	$1,696	$1,424	$1,429

The maximum borrowing from FHLB is as follows:

	General Account
	Years Ended December 31,
	2024	2023
	(In Millions)
Debt	$100	$540
Funding agreements	1,890	1,457
Total	$1,990	$1,997

The Company's debt borrowings from FHLB are not subject to prepayment obligations. The Company's funding agreements with the FHLB are subject to prepayment obligations.

The Company is required to purchase stock in FHLB of Topeka each time it receives an advance. As of December 31, 2024 and 2023, the Company held $78 million and $66 million, respectively, of restricted FHLB of Topeka stock, primarily consisting of membership Class B stock, which is recorded in common stock. None of the membership stock is eligible for redemption.

8.	CAPITAL AND SURPLUS

DIVIDEND RESTRICTIONS

The payment of dividends by the Company to Pacific LifeCorp is subject to restrictions set forth in the State of Nebraska insurance laws. These laws require (i) notification to the NE DOI for the declaration and payment of any dividend and (ii) approval by the NE DOI for accumulated dividends within the preceding twelve months that exceed the greater of 10% of statutory policyholder surplus as of the preceding December 31 or statutory net gain from operations for the preceding twelve months ended December 31. Based on these restrictions and 2024 statutory results, the Company could pay up to $756 million in dividends in 2025 to Pacific LifeCorp, without prior approval by the NE DOI, subject to the notification requirement. Within the dividend restrictions, there are no restrictions placed on the portion of Company profits that may be paid as ordinary dividends to stockholders. There are no other restrictions on unassigned surplus.

No dividends were paid during the years ended December 31, 2024, 2023 and 2022.

UNASSIGNED SURPLUS

The portion of unassigned surplus represented by cumulative unrealized gains, net, as of December 31, 2024 and 2023 was $1.2 billion and $682 million, respectively.

SPECIAL SURPLUS ADJUSTMENTS

During the year ended December 31, 2024, significant changes in the balance of special surplus funds from the prior year are due to admittance of negative IMR and unrealized gain/(loss) from derivatives under SSAP 108. There were no significant changes in the balance of special surplus funds for the years ended December 31, 2023 and 2022.

SURPLUS NOTES

The carrying values of surplus notes are shown below:

	December 31,
	2024	2023
	(In Millions)
2009 Surplus Notes	$300	$300
2013 Surplus Note	406	406
2017 Surplus Notes	749	749
Total	$1,455	$1,455

In December 2023, with the approval of the NE DOI, the Company repaid the full $134 million of the 1993 Surplus Notes.

2009 Surplus Notes:

In June 2009, the Company issued $1.0 billion of surplus notes at a fixed interest rate of 9.25%, maturing in June 2039 (2009 Surplus Notes). Interest is payable semiannually on June 15 and December 15. Total interest and principal paid on a cumulative basis was and $1.1 billion and $700 million, respectively, as of December 31, 2024. Interest paid on the 2009 Surplus Notes amounted to $28 million, $28 million and $63 million for the years ended December 31, 2024, 2023 and 2022, respectively, and is included in net investment income. During the years ended December 31, 2024 and 2023, no principal was paid. In September 2022, with the approval of the Director of the NE DOI, the Company repurchased and retired $85 million of the 2009 Surplus Notes. The Company may redeem all or a portion of the 2009 Surplus Notes at its option, subject to the prior approval of the Director of the NE DOI for such optional redemption. The 2009 Surplus Notes are unsecured and subordinated to all present and future senior indebtedness and policy claims of the Company. Each payment of interest on and the repayment of principal of the 2009 Surplus Notes may be made only out of the Company’s surplus and with the prior approval of the Director of the NE DOI. The Company had entered into interest rate swaps converting these surplus notes to variable rate notes based upon the LIBOR. During the year ended December 31, 2011, the interest rate swaps were terminated. Deferred gains related to the termination of the interest rate swaps were recorded directly to surplus in other surplus adjustments and are amortized as a reduction of interest expense over the life of the surplus notes using the effective interest method. As of December 31, 2024, total unamortized gains were $80 million. Amortization totaled $3 million for the years ended December 31, 2024, 2023 and 2022.

The 2009 Surplus Notes were issued pursuant to Rule 144A under the Securities Act of 1933, underwritten by Goldman Sachs & Co., UBS Investment Bank and Wachovia Securities. U.S. Bank has been appointed as fiscal agent to act as registrar, principal paying agent and transfer agent with respect to the 2009 Surplus Notes. The 2009 Surplus Notes are held by bank custodians for unaffiliated investors and may hold 10% or more of the outstanding notes at any time.

2013 Surplus Note:

In January 2013, the Company issued a $500 million, 30-year surplus note to its parent, Pacific LifeCorp, at a fixed interest rate of 5.125%, with semi-annual interest payments due January 25 and July 25, maturing in January 2043 (2013 Surplus Note). Each payment of interest on and the repayment of principal of the 2013 Surplus Notes may be made only out of the Company’s surplus and with the prior approval of the Director of the NE DOI. The 2013 Surplus Note is unsecured and subordinated to all present and future senior indebtedness and policy claims of the Company. Total interest and principal paid on a cumulative basis was $263 million and $90 million, respectively, as of December 31, 2024. Interest paid on the 2013 Surplus Note amounted to $21 million, $21 million and $20 million for the years ended December 31, 2024, 2023 and 2022, respectively, and is included in net investment income. There was no principal paid during the years ended December 31, 2024, 2023 and 2022.

2017 Surplus Notes:

In October 2017, with the approval of the Director of the NE DOI, the Company issued $750 million of 4.3% surplus notes maturing in October 2067 (2017 Surplus Notes). The 2017 Surplus Notes accrue interest at a fixed rate of 4.3% through October 23, 2047, and thereafter until maturity at a floating rate equal to the three-month LIBOR for deposits in U.S. dollars plus 2.796%. The loan agreement contains fallback language in the event LIBOR becomes unavailable. Interest is payable semiannually on April 24 and October 24 until and including October of 2047, and thereafter quarterly on January 24, April 24, July 24 and October 24 of each year, commencing on January 24, 2048. Total interest and principal paid on a cumulative basis was $226 million and zero, respectively, as of December 31, 2024. Interest paid on the 2017 Surplus Notes amounted to $32 million for the years ended December 31, 2024, 2023 and 2022, and is included in net investment income. There was no principal paid during the years ended December 31, 2024, 2023 and 2022.

The 2017 Surplus Notes were issued pursuant to Rule 144A under the Securities Act of 1993, underwritten by Barclays, Citigroup, Credit Suisse, Wells Fargo Securities and Goldman Sachs & Co. LLC. The Company may redeem all or a portion of the 2017 Surplus Notes at its option any time on or after October 2047 at the redemption price described under the terms of the 2017 Surplus Notes subject to the prior approval of the Director of the NE DOI for such optional redemption. Each payment of interest on and the repayment of principal of the 2017 Surplus Notes may be made only out of the Company’s surplus and with the prior approval of the Director of the NE DOI. The 2017 Surplus Notes are held by bank custodians for unaffiliated investors and may hold 10% or more of the outstanding notes at any time. The 2017 Surplus Notes are unsecured and subordinated to all present and future senior indebtedness and policy claims of the Company.

9.	REINSURANCE

The Company has reinsurance contracts with other insurance companies and affiliates to limit potential losses, reduce exposure from larger mortality risks, and provide additional capacity for growth. As part of its risk management process, the Company routinely evaluates its reinsurance programs and may change retention limits, reinsurers, or other features at any time.

The ceding of risk does not discharge the Company from its primary obligations to contract owners. To the extent that the assuming companies become unable to meet their obligations under reinsurance contracts, the Company remains liable. Each reinsurer is reviewed to evaluate its financial stability before entering into each reinsurance contract and throughout the period that the reinsurance contract is in place.

Reserve adjustments on reinsurance ceded in the statements of operations - statutory basis relate to amounts ceded by the Company in connection with modified coinsurance reinsurance agreements. The amounts included in revenue adjustments on reinsurance ceded primarily represent ceded current and future policy benefits, net investment income, and net realized capital gains (losses) less tax related to these agreements.

All assets associated with business reinsured on a modified coinsurance basis remain with, and under the control of, the Company.

For the years ended December 31, 2024, 2023 and 2022, premiums assumed were ($9) million, $1.0 billion and $1.2 billion, and premiums ceded were $3.3 billion, $12.7 billion and $2.6 billion, respectively. As of December 31, 2024 and 2023, reserve credits recorded on ceded reinsurance were $19.0 billion and $17.1 billion, respectively.

Amounts recoverable from reinsurers on paid losses, included in other assets, were $305 million and $355 million as of December 31, 2024 and 2023, respectively. Reinsurance recoveries for unpaid losses, included in other liabilities, totaled $370 million and $334 million as of December 31, 2024 and 2023, respectively.

The Company had ceded and assumed reinsurance contracts in place with Scottish Re (U.S.), Inc. (Scottish Re), a reinsurer whose financial stability deteriorated. In March 2019, Scottish Re's domiciliary state regulator issued a rehabilitation and injunction order, in which the regulator shall conduct and continue business of the reinsurer. In July 2023, the court granted a liquidation order for Scottish Re, which terminated the reinsurance contracts as of September 30, 2023. For the year ended December 31, 2024 and 2023, the Company wrote off zero and $39 million of claims incurred and zero and $3 million of other for uncollectible reinsurance, respectively, from Scottish Re. The impairment was reported in the statements of operations - statutory basis and was reclassified from a change in nonadmitted assets on the statements of capital and surplus - statutory basis. Therefore, there was no impact on total capital and surplus as of December 31, 2024 and 2023. As of December 31, 2024, timing of expected settlements of the reinsurance recoverables is not certain. The Company does not expect the financial deterioration of the reinsurer to have a material adverse effect on the Company's financial statements - statutory basis as of December 31, 2024.

Scottish Re's reinsurance recoverable amounts from paid claims incurred prior to the reinsurance contract cancellation and which are not in dispute were $15 million and $14 million as of December 31, 2024 and 2023, respectively, and are reported in other assets. Total amounts recoverable from Scottish Re's estate for claims incurred before the reinsurance contract cancellation and other amounts expected to be recovered were $1 million and $9 million, respectively, as of December 31, 2024 and $2 million and $10 million, respectively, as of December 31, 2023, and were nonadmitted. The net amount owed to Scottish Re’s estate was $46 million and $53 million as of December 31, 2024 and 2023, respectively, consisting of $61 million of contract claims reported in other liabilities and $15 million of uncollected premiums reported in other assets as of December 31, 2024 and $62 million of contract claims reported in other liabilities and $9 million of uncollected premiums reported in other assets as of December 31, 2023.

As part of a strategic alliance, the Company reinsures risks associated with policies written by an independent producer group primarily through modified coinsurance arrangements with this producer group's reinsurance company. Premiums ceded to this producer group amounted to $474 million, $423 million and $423 million for the years ended December 31, 2024, 2023 and 2022, respectively. Direct premiums written or produced by this producer group amounted to $497 million, $409 million and $319 million for the years ended December 31, 2024, 2023 and 2022, respectively.

The estimated amount of the aggregate reduction in surplus of termination of all reinsurance agreements, by either party, was $2.7 billion and $2.3 billion as of December 31, 2024 and 2023, respectively.

In September 2023, the Company signed an indemnity reinsurance agreement with Hannover Life Reassurance Company of America (Bermuda) LTD to cede risks under certain indexed universal life insurance policies issued by the Company, effective December 31, 2023. The reinsurance will be on a coinsurance basis in respect of the Coinsurance Benefits under the Coinsured Policies and on a Yearly Renewable Term (YRT) basis in respect of the YRT Benefits under the YRT Reinsured Policies. The amount of reserve credits taken for new agreements or amendments to existing agreements, which included policies or contracts that were in force or which had existing reserves established by the Company, was $12.2 billion and $11.3 billion as of December 31, 2024 and 2023, respectively.

The Company entered into a YRT reinsurance agreement with Swiss Re effective January 1, 2023, through which the Company cedes mortality risk on a certain block of permanent business.

Effective April 2023, the Company entered into an agreement with Security Life of Denver Insurance Company to recapture two coinsurance/YRT agreements ceding varying amounts of mortality risk related to specific life business. The coinsurance/YRT reserves recaptured were $354 million, reported in current and future policy benefits, and the assets received were $215 million, reported in premiums and annuity considerations.

CEDED AFFILIATED REINSURANCE

The Company cedes certain statutory reserves to affiliated special purpose financial insurance companies and affiliated captive reinsurance companies that are supported by a combination of cash, invested and other assets and third-party excess of loss reinsurance agreement or note facilities. As of December 31, 2024 and 2023, the Company’s total statutory reserve credit was $3.9 billion and $3.6 billion, respectively, which was partially supported by third-party excess of loss reinsurance agreement and note facilities.

The Company utilizes affiliated reinsurers to mitigate the statutory capital impact of NAIC Model Regulation “Valuation of Life Insurance Polices” (Regulation XXX) and NAIC Actuarial Guideline 38 on the Company’s universal life products with flexible duration no lapse guarantee rider (FDNLGR) benefits. PAR Vermont and PBRC are Vermont based special purpose financial insurance companies subject to regulatory supervision by the Vermont Department of Financial Regulation. PAR Vermont and PBRC are wholly-owned subsidiaries of the Company and accredited authorized reinsurers in Nebraska. The Company cedes certain level term life insurance to PBRC and FDNLGR benefits to PAR Vermont and PBRC. Economic reserves, as defined in the PAR Vermont and PBRC reinsurance agreements, are supported by cash and invested and other assets, including funds withheld at the Company.

The reinsurance agreement with PBRC is subject to the requirements of NAIC Actuarial Guideline 48. The reinsurance agreement was effective January 1, 2015 and covers certain level term insurance policies and the FDNLGR benefits on certain covered policies issued from January 1, 2015 through December 31, 2019. For this reinsurance agreement, funds consisting of certain defined assets (Primary Security) in an amount at least equal to the minimum amount required of Primary Security are held by the Company as security under the reinsurance agreement on a funds withheld basis. Funds consisting of other security in an amount at least equal to the portion of the statutory reserves, as to which Primary Security is not held, are held in a trust on behalf of the Company as security under the reinsurance agreement.

The Company has reinsurance agreements with RGBM, a wholly-owned, indirect subsidiary of Pacific LifeCorp domiciled in Bermuda, through which the Company retrocedes statutory reserves for a majority of the underlying YRT treaties on a 100% coinsurance basis to RGBM.

Effective September 2024, the Company entered into a coinsurance with funds withheld agreement to cede certain group annuities to RGBM, recognized as a Reciprocal Jurisdiction Reinsurer in Nebraska. As of December 31, 2024, the Company recognized a reserve credit of $1.0 billion. The transaction generated a gain, net of tax, of $134 million which was reported in unassigned surplus and will be recognized in future periods as earnings emerge from the business reinsured in accordance with NAIC SAP Appendix A-791.

The Company has assumed reinsurance agreements with affiliated reinsurer Pacific Life Re International Limited UK Branch (RIBM UK) through which the Company provides two longevity reinsurance solutions associated with individual annuities and pension schemes. Reserves assumed through this agreement totaled $2.0 billion and $2.7 billion as of December 31, 2024 and 2023, respectively.

Effective January 2024, an amendment was made to the existing in-force longevity treaties between the Company and RIBM UK. The Company increased the quota share assumed under the treaties and paid a ceding commission of $221 million to RIBM UK due to this transaction.

In December 2024, a retrocession treaty between the Company and RIBM UK was terminated. As of December 31, 2024, the Company derecognized $568 million of reserves and recognized a gain, net of tax, of $5 million.

During 2024, RIBM UK terminated certain assumed longevity reinsurance agreements in exchange for cash consideration of $81 million. This consideration was retroceded fully to the Company as part of the retrocession arrangement between RIBM UK and the Company.

The Company has issued policies that have been reinsured by Union Hamilton Reinsurance, Ltd., a Bermuda based subsidiary, which is wholly-owned by Wells Fargo & Company. Wells Fargo & Company provides a broad range of retail banking and brokerage, asset and wealth management, and corporate and investment banking products and services.

10.	EMPLOYEE BENEFIT PLANS

PENSION PLAN

The Company maintains a Supplemental Executive Retirement Plan (SERP) for certain eligible employees. The SERP is a non-qualified defined benefit plan. As of December 31, 2024 and 2023, the benefit obligation and total liability recognized were $80 million. The accrued benefit costs were $63 million and $64 million and the liability for pension benefits was $17 million and $16 million as of December 31, 2024 and 2023, respectively. The fair value of plan assets as of December 31, 2024 and 2023 was zero. Total net periodic benefit cost was $8 million, $14 million and $8 million for the years ended December 31, 2024, 2023 and 2022, respectively. Amounts in unassigned funds (surplus) that have not yet been recognized as components of net period benefit cost consisted of net prior service cost of $1 million and net recognized gains of $16 million as of December 31, 2024 and 2023.

Weighted average assumptions are as follows:

	Years Ended December 31,
Net Periodic Benefit Costs:	2024	2023	2022
Weighted average discount rate	5.65%	5.30%	2.55%
Interest crediting rates /Pre-1994 Retiree Reimbursement Agreement (RRA) subsidy increase (for cash balance plan and other plans with promised interest crediting rates)	5.00%	5.00%	2.75%

	December 31,
	2024	2023
Projected Benefit Obligations:
Weighted average discount rate	5.10%	5.65%
Interest crediting rates/Pre-1994 RRA subsidy increase (for cash balance plan and other plans with promised interest crediting rates)	5.20%	5.45%

The following estimated future payments, which reflect expected future service, as appropriate, are expected to be paid for the pension and postretirement plans:

Amount
(In Millions)
Years Ending December 31:
2025	$7
2026	7
2027	8
2028	9
2029	9
2030 through 2034	44

POSTRETIREMENT BENEFIT PLAN

The Company provides a postretirement defined benefit health care reimbursement plan (the Plan) that provides benefits for eligible retirees and their dependents. As of December 31, 2024 and 2023, the benefit obligation and total liability recognized were $4 million and $3 million, respectively. The accrued benefit costs were $5 million and $5 million and the liability (asset) for pension benefits was $(1) million and $(2) million as of December 31, 2024 and 2023, respectively. The fair value of the plan assets as of December 31, 2024 and 2023 was zero. The Company reserves the right to modify or terminate the Plan at any time. As in the past, the general policy is to fund these benefits on a pay-as-you-go basis.

RETIREMENT INCENTIVE SAVINGS PLAN

The Company provides a Retirement Incentive Savings Plan (RISP) covering all eligible employees. The Company’s RISP matches 100% of each employee’s contribution, up to a maximum of 5% of eligible employee compensation. The Company’s match plus other contributions made by the Company to the RISP amounted to $58 million, $51 million and $47 million for the years ended December 31, 2024, 2023 and 2022, respectively.

OTHER PLANS

The Company has deferred compensation plans that permit eligible employees to defer portions of their compensation and earn interest on the deferred amounts. The interest rate is determined quarterly. The compensation that has been deferred has been accrued and the primary expense related to this plan, other than compensation, is interest on the deferred amounts. As of December 31, 2024 and 2023, the deferred amounts were $175 million and $166 million, respectively. The plan was credited $13 million, $11 million and $9 million for the years ended December 31, 2024, 2023 and 2022, respectively.

11.	RESERVES FOR LIFE CONTRACTS AND ANNUITY CONTRACTS AND CHANGE IN INCURRED LOSSES AND LOSS ADJUSTMENT EXPENSES

For whole life and term life policies with flat extra premium, the reserve consists of the regular standard reserve plus 50% of such extra premium. For whole life policies with a substandard rating, the reserve consists of the regular standard reserve plus an extra reserve based on an appropriate multiple of the valuation mortality table. For other policies with a substandard rating or flat extra, mean reserves are based on an appropriate multiple of or addition to the valuation mortality table.

As of December 31, 2024 and 2023, the Company had $12.0 billion and $15.6 billion, respectively, of insurance in force for which gross premiums are less than the net premiums according to the valuation standard set by the State of Nebraska.

For traditional policies, tabular interest, tabular less actual reserve released, and tabular cost have been determined by formula as described by the NAIC instructions. For non-traditional universal life type policies, the tabular interest and tabular cost are based on the actual interest credited to and monthly deductions from the policies. For some deferred annuity policies and some immediate payout policies, tabular interest was calculated using basic data.

The tabular interest on deposit funds not involving life contingencies has been determined from actual interest credited to deposits.

The components for other reserve changes, which include the changes in separate account fair value, surrender or alternative comparison values, partial withdrawals, changes in deficiency reserves, changes in CRVM expense allowances, changes in additional actuarial reserves for AGXXXVIII, and impact of valuation system conversion, are as follows:

	December 31,
	2024	2023
	(In Millions)
Ordinary
Life insurance	$111	$426
Individual annuities	(4)	10
Supplementary contracts
Group
Life insurance
Annuities	(25)	98
Total	$82	$534

As of December 31, 2024 and 2023, there were $21 million and $14 million, respectively, in aggregate reserves for accident and health contracts. There were no significant changes in methodology or assumptions of the reserves during the years ended December 31, 2024 and 2023.

12.	ANALYSIS OF ANNUITY ACTUARIAL RESERVES AND DEPOSIT-TYPE CONTRACT LIABILITIES BY WITHDRAWAL CHARACTERISTICS

The tables below describe withdrawal characteristics of individual annuities, group annuities and deposit-type contracts:

Individual Annuities:	December 31, 2024
	General	Separate Account		% of
	Account	Nonguaranteed	Total	Total
	($ In Millions)
Subject to discretionary withdrawal:
With market value adjustment	$16,182		$16,182	19%
At book value less current surrender charge of 5% or more (1)	7,795		7,795	9%
At fair value		$48,788	48,788	56%
Total with market value adjustment or at fair value	23,977	48,788	72,765	84%
At book value without adjustment	7,493		7,493	8%
Not subject to discretionary withdrawal	6,886	2	6,888	8%
Total (gross: direct + assumed)	38,356	48,790	87,146	100%
Reinsurance ceded	1,663		1,663
Total (net)	$36,693	$48,790	$85,483

Amount included at book value less current surrender charge of 5% or more that will move to at book value without adjustment for the first time within the year after the statement date:	$2,616		$2,616

(1) Withdrawal characteristic categories were evaluated using effective surrender charge rates, where applicable.

Group Annuities:	December 31, 2024
	General	Separate Account		% of
	Account	With Guarantees	Total	Total
	($ In Millions)
Subject to discretionary withdrawal:
With market value adjustment
Not subject to discretionary withdrawal	$7,003	$8,654	$15,657	100%
Total (gross: direct + assumed)	7,003	8,654	15,657	100%
Reinsurance ceded	1,026		1,026
Total (net)	$5,977	$8,654	$14,631

Deposit-type Contracts:	December 31, 2024
	General	Separate Account		% of
	Account	Nonguaranteed	Total	Total
	($ In Millions)
Subject to discretionary withdrawal:
With market value adjustment	$180		$180	1%
At fair value		$8	8
Total with market value adjustment or at fair value	180	8	188	1%
At book value without adjustment	4,304		4,304	15%
Not subject to discretionary withdrawal	24,313		24,313	84%
Total (gross: direct + assumed)	28,797	8	28,805	100%
Reinsurance ceded
Total (net)	$28,797	$8	$28,805

Total Individual and Group Annuities and Deposit-type Contracts:	December 31, 2024
	General	Separate Account	Separate Account		% of
	Account	With Guarantees	Nonguaranteed	Total	Total
	($ In Millions)
Subject to discretionary withdrawal:
With market value adjustment	$16,362			$16,362	12%
At book value less current surrender charge of 5% or more (1)	7,795			7,795	6%
At fair value			$48,796	48,796	37%
Total with market value adjustment or at fair value	24,157		48,796	72,953	55%
At book value without adjustment	11,797			11,797	9%
Not subject to discretionary withdrawal	38,202	$8,654	2	46,858	36%
Total (gross: direct + assumed)	74,156	8,654	48,798	131,608	100%
Reinsurance ceded	2,689			2,689
Total (net)	$71,467	$8,654	$48,798	$128,919

Total Individual and Group Annuities and Deposit-type Contracts:	December 31, 2023
	General	Separate Account	Separate Account		% of
	Account	With Guarantees	Nonguaranteed	Total	Total
	($ In Millions)
Subject to discretionary withdrawal:
With market value adjustment	$17,543			$17,543	14%
At book value less current surrender charge of 5% or more (1)	2,092			2,092	2%
At fair value			$46,801	46,801	39%
Total with market value adjustment or at fair value	19,635		46,801	66,436	55%
At book value without adjustment	14,220			14,220	12%
Not subject to discretionary withdrawal	32,803	$6,432	2	39,237	33%
Total (gross: direct + assumed)	66,658	6,432	46,803	119,893	100%
Reinsurance ceded	1,766			1,766
Total (net)	$64,892	$6,432	$46,803	$118,127

(1) Withdrawal characteristic categories were evaluated using effective surrender charge rates, where applicable.

The following information is obtained from the applicable exhibit in the Company's Annual Statement and related Separate Accounts Annual Statement, both of which are filed with the NE DOI, and are provided to reconcile annuity reserves and deposit-type contract funds and other liabilities without life or disability contingencies to amounts reported in the Annual Statement:

	December 31,
	2024	2023
	(In Millions)
Annual Statement:
Annuities	$42,664	$42,884
Supplementary contracts with life contingencies	6	3
Deposit-type contracts and funding agreements	28,797	22,005
Subtotal	71,467	64,892

Separate Accounts Annual Statement:
Annuities	57,444	53,229
Other contract deposit funds	8	6
Subtotal	57,452	53,235

Total	$128,919	$118,127

13.	ANALYSIS OF LIFE ACTUARIAL RESERVES BY WITHDRAWAL CHARACTERISTICS

The tables below describe withdrawal characteristics of life actuarial reserves:

	December 31, 2024
	General Account			Separate Account - Nonguaranteed
	Account	Cash		Account	Cash
	Value	Value	Reserve	Value	Value	Reserve
	(In Millions)
Subject to discretionary withdrawal, surrender values, or contract loans:
Universal life	$2,565	$3,025	$3,069
Universal life with secondary guarantees	5,500	5,449	8,634
Indexed universal life	184	138	150
Indexed universal life with secondary guarantees	18,504	16,547	18,308
Other permanent cash value life insurance	9,208	10,006	10,319
Variable universal life	3,649	3,609	3,795	$14,268	$14,053	$14,045
Miscellaneous reserves			1

Not subject to discretionary withdrawal or no cash values:
Term policies without cash value			1,475
Accidental death benefits
Disability - active lives (1)			32
Disability - disabled lives			20
Miscellaneous reserves			899
Total (direct + assumed)	39,610	38,774	46,702	14,268	14,053	14,045
Reinsurance ceded			16,357
Total (net)	$39,610	$38,774	$30,345	$14,268	$14,053	$14,045

	December 31, 2023
	General Account			Separate Account - Nonguaranteed
	Account	Cash		Account	Cash
	Value	Value	Reserve	Value	Value	Reserve
	(In Millions)
Subject to discretionary withdrawal, surrender values, or contract loans:
Universal life	$2,687	$3,160	$3,258
Universal life with secondary guarantees	5,567	5,524	8,586
Indexed universal life	128	86	108
Indexed universal life with secondary guarantees	16,244	14,715	16,015
Other permanent cash value life insurance	9,672	10,451	10,792
Variable universal life	3,666	3,630	3,796	$11,984	$11,817	$11,811
Miscellaneous reserves	1	1	2

Not subject to discretionary withdrawal or no cash values:
Term policies without cash value			1,282
Disability - active lives (1)			13
Disability - disabled lives			16
Miscellaneous reserves			867
Total (direct + assumed)	37,965	37,567	44,735	11,984	11,817	11,811
Reinsurance ceded			15,290
Total (net)	$37,965	$37,567	$29,445	$11,984	$11,817	$11,811

(1) Certain disability - active lives were reported in the first section instead of the Disability - active lives row in the second section since they are subject to discretionary withdrawal.

The table below describes the total withdrawal characteristics of life actuarial reserves for life and accident and health in the Company's Annual Statement and related Separate Accounts Annual Statement:

	December 31,
	2024	2023
	(In Millions)
Annual Statement:
Life insurance section	$29,297	$28,357
Disability - active lives section	600	663
Disability - disabled lives section	16	11
Miscellaneous reserves section	432	414
Subtotal	30,345	29,445

Separate Accounts Annual Statement:
Life insurance section	14,045	11,811
Total	$44,390	$41,256

14.	PREMIUM AND ANNUITY CONSIDERATIONS DEFERRED AND UNCOLLECTED

Deferred and uncollected life insurance premiums and annuity considerations are as follows:

	December 31, 2024		December 31, 2023
		Net of		Net of
	Gross	Loading	Gross	Loading
	(In Millions)
Ordinary new business	($2)	($36)	$2	($27)
Ordinary renewal	95	87	110	107
Group annuity	54	54	51	51
Total	$147	$105	$163	$131

15.	ELECTRONIC DATA PROCESSING EQUIPMENT AND SOFTWARE

Electronic data processing (EDP) equipment and non-operating software are carried at cost less accumulated depreciation and amortization and are included in other assets. The net amount of all non-operating software is nonadmitted. Depreciation and amortization expense is computed using the straight-line method over the lesser of the estimated useful life or three years for EDP equipment and five years for non-operating software. Costs incurred for the development of internal use non-operating software are capitalized and amortized using the straight-line method over the lesser of the estimated useful life or five years. Depreciation and amortization expense related to EDP equipment and non-operating software amounted to $30 million, $25 million and $24 million for the years ended December 31, 2024, 2023 and 2022, respectively.

Net admitted EDP equipment and non-operating software consist of the following:

	December 31,
	2024	2023
	(In Millions)
EDP equipment	$39	$37
Non-operating system software	367	348
Total	406	385
Accumulated depreciation and amortization	236	244
Net	170	141
Nonadmitted	164	131
Net admitted	$6	$10

16.	SEPARATE ACCOUNTS

The Company utilizes an insulated Separate Account to record and account for assets and liabilities related to variable annuities, variable universal life and group annuities. The liabilities consist of reserves established to meet withdrawal and future benefit payment contractual provisions. Investment risk associated with market value changes are generally borne by the contract holders, except to the extent of the minimum guarantees made by the Company with respect to certain Separate Accounts. In addition, the Company has a non-insulated Separate Account for registered index-linked annuities.

In accordance with the products recorded within the Separate Accounts, some assets are considered legally insulated whereas others are not legally insulated from the General Account. The legal insulation of the separate account assets prevents such assets from being generally available to satisfy claims resulting from the General Account.

As of December 31, 2024 and 2023, the Company’s Separate Accounts Annual Statement included legally insulated assets of $72.1 billion and $65.6 billion, respectively. The assets legally insulated and not legally insulated from the General Account as of December 31, 2024 are attributed to the following products:

	Legally Insulated	Not Legally Insulated
	(In Millions)
Variable annuities	$49,643
Variable universal life	14,396
Group annuities	8,075
Total	$72,114	$—

In accordance with the products recorded within the Separate Account, some separate account liabilities are guaranteed by the General Account. In accordance with guarantees provided, if the investment proceeds are insufficient to cover the rate of return guaranteed for the product, the policyholder proceeds will be remitted by the General Account.

To compensate the General Account for the risk taken, the Separate Account paid risk charges as follows for the years ended December 31, 2024, 2023, 2022, 2021 and 2020 of $347 million, $355 million, $352 million, $347 million and $300 million, respectively.

For the years ended December 31, 2024, 2023, 2022, 2021 and 2020, the General Account of the Company had paid $15 million, $31 million, $35 million, $10 million and $15 million, respectively, toward the Separate Account guarantees.

For the assets not measured at fair value, the following table shows the comparison of the amortized cost to the fair value and the unrealized gain (loss) that would have been recorded if the assets had been reported at fair value:

	December 31,
	2024	2023
	(In Millions)
Assets held at amortized cost	$8,075	$5,957
Fair value	7,566	5,526
Unrecorded unrealized gain (loss)	(509)	(431)

Information regarding the Separate Accounts of the Company is as follows:

	Separate Accounts with Guarantees				Separate Accounts with Guarantees
	Nonindexed Guarantee				Nonindexed Guarantee
	4% or Less	More than 4%	Without Guarantees	Total	4% or Less	More than 4%	Without Guarantees	Total
	Year Ended December 31, 2024				Year Ended December 31, 2023
	(In Millions)
Premiums, considerations or deposits		$2,375	$5,260	$7,635	($4)	$2,064	$3,827	$5,886

	December 31, 2024				December 31, 2023
Reserves for accounts with assets at:	(In Millions)
Fair value			$62,843	$62,843			$58,613	$58,613
Amortized cost	$3,009	$5,645		8,654	$3,204	$3,228		6,432
Total	$3,009	$5,645	$62,843	$71,497	$3,204	$3,228	$58,613	$65,045

Reserves by withdrawal characteristics:
Subject to discretionary withdrawal at fair value			$62,841	$62,841			$58,611	$58,611
Not subject to discretionary withdrawal	$3,009	$5,645	2	8,656	$3,204	$3,228	2	6,434
Total	$3,009	$5,645	$62,843	$71,497	$3,204	$3,228	$58,613	$65,045

	Years Ended December 31,
	2024	2023	2022
	(In Millions)
Transfers as reported in the summary of operations - statutory basis of the Separate Accounts Annual Statement:
Transfers to separate accounts	$7,632	$5,884	$5,507
Transfers from separate accounts	7,938	5,928	5,307
Net transfers from separate accounts	(306)	(44)	200
Reconciling adjustments:
Net lag gain (loss) for annuities in general account only	2	(1)	(1)

Transfers as reported in current and future policy benefits in the accompanying statements of operations - statutory basis	($304)	($45)	$199

17.	COMMITMENTS AND CONTINGENCIES

As of December 31, 2024, the Company had $3.1 billion and $8 million of outstanding mortgage loan commitments in the General Account and Separate Account, respectively, which were primarily advances available for construction loans. Construction loan advances are made during the term of the construction loan as the borrower meets certain loan advance requirements.

As of December 31, 2024, the Company had $5.8 billion of commitments to fund investments in SCA entities, joint ventures, partnerships or limited liability companies.

As of December 31, 2024, the Company had $1.5 billion and $25 million of outstanding contractual obligations to acquire private placement securities for the General Account and Separate Account, respectively.

The Company has an agreement with PL&A to lend up to $100 million at a variable interest rate. There was no amount outstanding as of December 31, 2024. The Company also has an intercompany uncommitted revolving credit facility with affiliates to lend or borrow funds. Under the agreement, the Company can lend or borrow up to 3% of the Company's admitted assets to certain affiliates as of the preceding December 31. The aggregate total borrowing of all outstanding loans is limited to $1.0 billion including any outstanding loans under other affiliate lending agreements. The amount outstanding under the facility was $200 million at an interest rate of 4.71% as of December 31, 2024 and zero as of December 31, 2023.

In connection with the operations of certain subsidiaries, Pacific Life has made commitments to provide for additional capital funding as may be required. In connection with the operations of PSD, the Company made capital contributions to PSD of zero, zero and $19 million for the years ended December 31, 2024, 2023 and 2022, respectively. In connection with the operations of PLFA, the Company and PL&A are obligated to contribute additional capital funding as may be required according to their respective membership percentages. There were no capital contributions to PLFA for the years ended December 31, 2024, 2023 and 2022.

The Company has operating leases for office space and equipment of its primary operating centers in Newport Beach, California, Omaha, Nebraska and for its various field offices, which in most, but not all cases, are noncancelable. Rental expense, which is included in operating expenses, in connection with these leases was $15 million, $12 million and $12 million for the years ended December 31, 2024, 2023 and 2022, respectively. Aggregate minimum future commitments are as follows:

Amount
(In Millions)
Year Ending December 31:
2025	$8
2026	7
2027	7
2028	5
2029 and thereafter	8
Total	$35

Certain rental commitments have renewal options extending through the year 2028. Some of these renewals are subject to adjustments in future periods.

The Company entered into agreements with Pacific Life Re (Australia) Pty Limited (PLRA), RIBM and RGBM, all such entities being wholly-owned indirect subsidiaries of Pacific LifeCorp, to guarantee the performance of reinsurance obligations of PLRA, RIBM and RGBM, respectively. The guarantees for PLRA and RIBM are secondary to the guarantees provided by Pacific LifeCorp and would only be triggered in the event of nonperformance by PLRA or RIBM and Pacific LifeCorp. PLRA, RIBM and RGBM each pay the Company a fee for their respective guarantees. Management believes that obligations, if any, related to the guarantee agreements are not likely to have a material adverse effect on the Company's financial statements - statutory basis.

CONTINGENCIES - LITIGATION

The Company is a respondent in a number of legal proceedings, some of which involve allegations for extra-contractual damages. Although the Company is confident of its position in these matters, success is not a certainty and a judge or jury could rule against the Company. In the opinion of management, the outcome of such proceedings is not likely to have a material adverse effect on the Company's financial statements - statutory basis. The Company believes adequate provision has been made in its financial statements - statutory basis for all probable and reasonably estimable losses for litigation claims against the Company, if any.

CONTINGENCIES - IRS REVENUE RULING

In 2007, the IRS issued Rev. Rul. 2007-54, interpreting then-current tax law regarding the computation of the dividend received deduction (DRD). Later in 2007, the IRS issued Rev. Rul. 2007-61, suspending Rev. Rul. 2007-54 and indicating that the IRS would re-address this issue in a future regulation project. In 2014, the IRS issued Rev. Rul. 2014-7, stating that it would not address this issue through regulation, but instead would defer to legislative action. Rev. Rul. 2014-7 also expressly superseded Rev. Rul. 2007-54, and declared Rev. Rul. 2007-61 obsolete. With the enactment the Act on December 22, 2017, DRD computations have been modified effective January 1, 2018. Therefore, the Company does not expect that any of the rulings described above will affect DRD computations in the future. However, in open tax years before 2018, the Company could still lose a substantial portion of its DRD claims, which could in turn have a material adverse effect on the Company's financial statements - statutory basis.

CONTINGENCIES - OTHER

In the course of its business, the Company provides certain indemnifications related to dispositions, acquisitions, investments, lease agreements or other transactions that are triggered by, among other things, breaches of representations, warranties or covenants provided by the Company. These obligations are typically subject to time limitations that vary in duration, including contractual limitations and those that arise by operation of law, such as applicable statutes of limitation. Because the amounts of these types of indemnifications often are not explicitly stated, the overall maximum amount of the obligation under such indemnifications cannot be reasonably estimated. The Company has not historically made material payments for these types of indemnifications. The estimated maximum potential amount of future payments under these obligations is not determinable due to the lack of a stated maximum liability for certain matters, and therefore, the Company may record a contingent reserve for such matters. Management believes that Company liabilities related to such matters are not likely to have a material adverse effect on the Company's financial statements - statutory basis.

The Company issues synthetic guaranteed interest contracts to Employee Retirement Income Security Act of 1974 (ERISA) qualified defined contribution employee benefit plans and 529 plans. The plan uses the contract in its stable value fixed income option. The Company receives a fee for providing book value accounting for the plan’s stable value fixed income option. In the event that plan participant elections exceed the fair value of the assets or if the contract is terminated and at the end of the termination period the book value under the contract exceeds the fair value of the assets, then the Company is required to pay the plan the difference between book value and fair value. The Company mitigates the investment risk through pre-approval and compliance monitoring of the investment guidelines, and contractual provisions including the credited rate reset formula that reflects the actual investment and cash flow experience of the underlying plan.

The Company is required by law to participate in the guaranty associations of the various states in which it is licensed to do business. The state guaranty associations ensure payments of guaranteed benefits, with certain restrictions, to policyholders of impaired or insolvent insurance companies by assessing all other companies operating in similar lines of business. The Company has not received notification of any insolvency that is expected to result in a material guaranty fund assessment.

The Company has a liability for estimated guaranty fund assessments and a related premium tax asset. As of December 31, 2024 and 2023, the estimated liability was $9 million and $4 million, respectively. As of December 31, 2024 and 2023, the related premium tax asset was $36 million and $3 million, respectively. These amounts represent management’s best estimate based on information received from the state in which the Company writes business and may change due to many factors including the Company’s share of the ultimate cost of current insolvencies. Future guaranty fund assessments are expected to be paid based on anticipated funding periods for each guaranty association obligation. Premium tax offsets are expected to be realized based on regulations set forth by various state taxing authorities.

See Note 5 for discussion of other contingencies related to derivative instruments.

See Note 6 for discussion of other contingencies related to income taxes.

See Note 9 for discussion of other contingencies related to reinsurance.

Pacific Life Insurance Company

S U P P L E M E N T A L  S C H E D U L E  O F  S E L E C T E D  F I N A N C I A L  D A T A

A S  O F  A N D  F O R  T H E  Y E A R  E N D E D  D E C E M B E R  3 1 , 2 0 2 4

(In Millions)

Investment Income Earned
U.S. Government bonds	$6
Bonds exempt from U.S. tax
Other bonds (unaffiliated)	3,820
Bonds of affiliates
Preferred stocks (unaffiliated)
Preferred stocks of affiliates
Common stocks (unaffiliated)	11
Common stocks of affiliates
Mortgage loans	927
Real estate	23
Contract loans	366
Cash, cash equivalents and short-term investments	141
Derivative instruments	(1,370)
Other invested assets	398
Aggregate write-ins for investment income	(81)
Gross Investment Income	$4,241

Real Estate Owned - Book Value less Encumbrances	$70

Mortgage Loans - Book Value:
Farm mortgages	$945
Residential mortgages	851
Commercial mortgages	17,693
Mezzanine	107
Total Mortgage Loans	$19,596

Mortgage Loans By Standing - Book Value:
Good standing	$19,554
Good standing with restructured terms
Interest overdue more than 90 days, not in foreclosure	$6
Foreclosure in process	$36

Other Long-Term Assets - Statement Value	$12,596
Bonds and Stocks of Parents, Subsidiaries and Affiliates - Book Value:
Bonds
Preferred stocks
Common stocks	$905

Bonds and Short-Term Investments by NAIC Designation and Maturity:
Bonds by Maturity - Statement Value:
Due within one year or less	$6,876
Over 1 year through 5 years	28,554
Over 5 years through 10 years	22,177
Over 10 years through 20 years	11,353
Over 20 years	13,317
No maturity date
Total by Maturity	$82,277

Bonds by NAIC Designation - Statement Value:
NAIC 1	$38,205
NAIC 2	39,563
NAIC 3	3,528
NAIC 4	766
NAIC 5	138
NAIC 6	77
Total by NAIC Designation	$82,277

Total Bonds Publicly Traded	$33,963
Total Bonds Privately Traded	$48,314
Preferred Stocks - Book/Adjusted Carrying Value	$1
Common Stocks - Fair Value	$1,033
Short-term Investments - Book/Adjusted Carrying Value	$20
Options, Caps & Floors Owned - Statement Value	$2,789
Options, Caps & Floors Written and In Force - Statement Value
Collar, Swap & Forward Agreements Open - Statement Value	($625)
Futures Contracts Open - Current Value	$95
Cash Equivalents	$1,499
Cash on Deposit	$1,345

Life Insurance In Force, Net of Reinsurance:
Industrial
Ordinary	$284,396
Credit Life
Group Life	$7

Amount of Accidental Death Insurance In Force Under Ordinary Policies	$40

Life Insurance Policies with Disability Provisions In Force:
Industrial
Ordinary	$17,583
Credit Life
Group Life

Supplementary Contracts In Force:
Ordinary - Not Involving Life Contingencies
Amount on Deposit	$16
Income Payable	$1
Ordinary - Involving Life Contingencies
Income Payable	$1
Group - Not Involving Life Contingencies
Amount on Deposit
Income Payable
Group - Involving Life Contingencies
Income Payable

Annuities:
Ordinary
Immediate - Amount of Income Payable	$1,059
Deferred - Fully Paid Account Balance	$28,730
Deferred - Not Fully Paid - Account Balance	$48

Group
Amount of Income Payable	$1,231
Fully Paid Account Balance
Not Fully Paid - Account Balance

Accident and Health Insurance - Premiums In Force:
Other	$1
Group
Credit

Deposit Funds and Dividend Accumulations:
Deposit Funds - Account Balance	$28,759
Dividend Accumulations - Account Balance	$22

Claim Payments 2024:
Group Accident and Health - Year Ended December 31, 2024
2024
2023
2022
2021
2020
Prior

Other Accident and Health
2024	$9
2023
2022
2021
2020
Prior

Other Coverages that Use Developmental Methods to Calculate Claim Reserves:
2024
2023
2022
2021
2020
Prior

Pacific Life Insurance Company

S U P P L E M E N T A L  S U M M A R Y  I N V E S T M E N T  S C H E D U L E

D E C E M B E R  3 1 , 2 0 2 4

($ In Millions)

	Gross Investment Holdings *		Admitted Assets as Reported in the Annual Statement
				Securities
				Lending
				Reinvested
				Collateral
	Amount	Percentage	Amount	Amount	Total	Percentage
Long-term bonds:
U.S. Governments	$876	0.659%	$876		$876	0.660%
All other governments	943	0.709%	943		943	0.711%
U.S. states, territories, and possessions, etc., guaranteed	102	0.077%	102		102	0.077%
U.S. political subdivisions of states, territories, and possessions, guaranteed	186	0.140%	186		186	0.140%
U.S. special revenue and special assessment obligations, etc., non-guaranteed	2,860	2.151%	2,860		2,860	2.156%
Industrial and miscellaneous	75,308	56.649%	75,308		75,308	56.782%
Hybrid securities	25	0.019%	25		25	0.019%
Unaffiliated bank loans	1,951	1.468%	1,951		1,951	1.471%
Total long-term bonds	82,251	61.872%	82,251	—	82,251	62.016%

Preferred stocks:
Industrial and miscellaneous (unaffiliated)	1	0.001%	1		1	0.001%
Total preferred stocks	1	0.001%	1	—	1	0.001%

Common stocks:
Industrial and miscellaneous other (unaffiliated)	79	0.060%	79		79	0.060%
Parent, subsidiaries and affiliates publicly traded	27	0.021%	27		27	0.021%
Parent, subsidiaries and affiliates other	878	0.660%	600		600	0.451%
Mutual funds	49	0.036%	49		49	0.036%
Total common stocks	1,033	0.777%	755	—	755	0.568%

(Continued)

*Gross Investment Holdings as valued in compliance with NAIC Accounting Practices and Procedures Manual.

	Gross Investment Holdings*		Admitted Assets as Reported in the Annual Statement
				Securities
				Lending
				Reinvested
				Collateral
	Amount	Percentage	Amount	Amount	Total	Percentage
Mortgage loans:
Farm mortgages	$945	0.712%	$945		$945	0.712%
Residential mortgages	851	0.640%	851		851	0.642%
Commercial mortgages	17,693	13.309%	17,693		17,693	13.340%
Mezzanine real estate loans	107	0.080%	107		107	0.081%
Total mortgage loans	19,596	14.741%	19,596	—	19,596	14.775%

Real estate:
Properties occupied by company	70	0.052%	70		70	0.053%
Total real estate	70	0.052%	70	—	70	0.053%

Cash, cash equivalents, and short-term investments:
Cash	1,345	1.012%	1,345	$15	1,360	1.025%
Cash equivalents	1,499	1.127%	1,499	1,778	3,277	2.471%
Short-term investments	20	0.015%	20		20	0.015%
Total cash, cash equivalents, and short-term investments	2,864	2.154%	2,864	1,793	4,657	3.511%

Contract loans	8,527	6.414%	8,527		8,527	6.429%
Derivatives	3,209	2.414%	3,209		3,209	2.420%
Receivables for securities **	181	0.136%	181		181	0.137%
Securities lending	1,793	1.349%	1,793
Other invested assets	13,414	10.090%	13,382		13,382	10.090%
Total invested assets	$132,939	100.000%	$132,629	$1,793	$132,629	100.000%

*Gross Investment Holdings as valued in compliance with NAIC Accounting Practices and Procedures Manual.

**Included in Other invested assets in the Annual Statement.

Pacific Life Insurance Company

S U P P L E M E N T A L  S C H E D U L E  O F  I N V E S T M E N T  R I S K  I N T E R R O G A T O R I E S

D E C E M B E R  3 1 , 2 0 2 4

The Company's total admitted assets, excluding separate accounts, as reported in the Statements of Admitted Assets, Liabilities and Capital and Surplus (Total Admitted Assets) were $137.1 billion as of December 31, 2024.

1.	The 10 largest exposures to a single issuer/borrower/investment are as follows:

		Percentage
		of Total
	(In Millions)	Admitted Assets
Commercial loan (Mortgage Loan)	$604	0.4%
Pacific Life & Annuity Company (Common Stock) (Subsidiary)	600	0.4%
Commercial loan (Mortgage Loan)	584	0.4%
Commercial loan (Mortgage Loan)	550	0.4%
Commercial loan (Mortgage Loan)	541	0.4%
Commercial loan (Mortgage Loan)	483	0.4%
Commercial loan (Mortgage Loan)	456	0.3%
Commercial loan (Mortgage Loan)	440	0.3%
Commercial loan (Mortgage Loan)	414	0.3%
Commercial loan (Mortgage Loan)	407	0.3%

2.	The amounts and percentages of Total Admitted Assets held in bonds and preferred stocks by NAIC designation are as follows:

		Percentage			Percentage
		of Total			of Total
	(In Millions)	Admitted Assets		(In Millions)	Admitted Assets
Bonds:			Preferred Stock:
NAIC 1	$38,205	27.9%	NAIC 1
NAIC 2	39,563	28.9%	NAIC 2
NAIC 3	3,528	2.6%	NAIC 3
NAIC 4	766	0.6%	NAIC 4
NAIC 5	138	0.1%	NAIC 5
NAIC 6	77	0.1%	NAIC 6	$1	0.0%

3.	Assets held in foreign investments totaled $23.4 billion, which represents 17.1% of Total Admitted Assets.

a.	The aggregate foreign investment exposure categorized by NAIC sovereign designation is as follows:

		Percentage
		of Total
	(In Millions)	Admitted Assets
Countries designated NAIC 1	$11,306	8.2%
Countries designated NAIC 2	10,723	7.8%
Countries designated NAIC 3 or below	1,376	1.0%

b.	The largest foreign investment exposures by country, categorized by the country's NAIC sovereign designation are as follows:

		Percentage
		of Total
	(In Millions)	Admitted Assets
Countries designated NAIC 1
Country: Cayman Islands	$6,407	4.7%
Country: United Kingdom (Great Britain)	3,823	2.8%
Countries designated NAIC 2
Country: Mexico	648	0.5%
Country: India	288	0.2%
Countries designated NAIC 3 or below
Country: Colombia	268	0.2%
Country: Brazil	143	0.1%

c.	The aggregate unhedged foreign currency exposure totaled $239 million, which represents 0.2% of Total Admitted Assets.

d.	The aggregate unhedged foreign currency exposure categorized by NAIC sovereign designation is as follows:

		Percentage
		of Total
	(In Millions)	Admitted Assets
Countries designated NAIC 1	$239	0.2%

e.	The largest unhedged foreign currency exposures by country, categorized by the country's NAIC sovereign designation are as follows:

		Percentage
		of Total
	(In Millions)	Admitted Assets
Countries designated NAIC 1
Country: Switzerland	$98	0.1%
Country: United Kingdom (Great Britain)	66	0.0%

f.	The 10 largest non-sovereign (i.e., non-governmental) foreign issues are as follows:

			Percentage
			of Total
NAIC Designation	Issuer	(In Millions)	Admitted Assets
1.G FE/2.A FE	BNP Paribas	$310	0.2%
1.G FE/2.C FE	UBS Group AG	228	0.2%
2.A FE	Barclays Bank PLC	224	0.2%
1.G FE/2.C FE	Anheuser-Busch Companies Inc	210	0.2%
1.G FE/2.A FE/2.C FE	Credit Agricole SA/London	209	0.2%
2.B FE/2.C FE	Societe Generale SA	206	0.2%
1.E FE/2.A FE/2.B FE	Groupe BPCE	199	0.1%
1.E FE/1.G FE/2.A FE	Lloyds TSB Bank Group PLC	184	0.1%
2.B PL	GIP Sharon Finco Pty Ltd	180	0.1%
1.G FE/2.A FE	HSBC Bank USA NA	178	0.1%

4.	The amount and percentage of Total Admitted Assets held in Canadian investments and unhedged Canadian currency exposure are less than 2.5% of Total Admitted Assets.

5.	The aggregate amount and percentage of Total Admitted Assets held in investments with contractual sales restrictions are less than 2.5% of Total Admitted Assets.

6.	The amounts and percentages of Total Admitted Assets held in the largest 10 equity interests are as follows:

		Percentage
		of Total
Issuer	(In Millions)	Admitted Assets
Pacific Asset Holdings, LLC	$6,156	4.5%
Pacific Life & Annuity Co	600	0.4%
Pacific Private Equity Opportunities Fund III, L.P.	436	0.3%
Pacific Private Equity Opportunities Fund IV, L.P.	424	0.3%
Pacific Private Equity Opportunities Fund V, L.P.	303	0.2%
Pacific Private Equity Fund II-A L.P.	299	0.2%
Pacific Private Credit Fund V, L.P.	177	0.1%
Pacific Co-Invest Opportunities Fund II L.P.	175	0.1%
Pacific Private Credit Fund IV, L.P.	162	0.1%
Pacific Private Credit Fund III, L.P.	121	0.1%

7.	Assets held in nonaffiliated, privately placed equities are less than 2.5% of Total Admitted Assets.

a.	The 10 largest fund managers are as follows:

	Total
Fund Manager	Invested	Diversified
	(In Millions)
Aristotle	$271	$271
Avanath AH Renaissance GP LLC	139	139
Strategic Partners	108	108
Carbon VII GP LLC	106	106
Manulife Investment Management	105	105
Montana Capital Partners AG	78	78
Brookfield RE Finance Fund VI GP	76	76
Churchill Stateside	75	75
CRSEF Lux GP. S.A.R.L.	69	69
Astorg Asset Management, S.A R.L.	68	68

8.	Assets held in general partnership interests are less than 2.5% of Total Admitted Assets.

9.	The amounts and percentages of Total Admitted Assets held in mortgage loans are as follows:

a.	The 10 largest aggregate mortgage interests sharing the same property or group of properties are as follows:

		Percentage
		of Total
Type (Residential, Commercial, Agricultural)	(In Millions)	Admitted Assets
Commercial loan	$550	0.4%
Commercial loan	456	0.3%
Commercial loan	407	0.3%
Commercial loan	375	0.3%
Commercial loan	360	0.3%
Commercial loan	345	0.3%
Commercial loan	335	0.2%
Commercial loan	333	0.2%
Commercial loan	333	0.2%
Commercial loan	290	0.2%

10.	The amounts and percentages of Total Admitted Assets held in the following categories of mortgage loans are as follows:

		Percentage
		of Total
	(In Millions)	Admitted Assets
Construction loans	$3,567	2.6%
Mortgage loans over 90 days past due	6	0.0%
Mortgage loans in the process of foreclosure	36	0.0%
Mortgage loans foreclosed	245	0.2%

11.	The aggregate mortgage loans having the following loan-to-value ratios as determined from the most current appraisals as of December 31, 2024 are as follows:

		Percentage		Percentage		Percentage
		of Total		of Total		of Total
	(In Millions)	Admitted Assets	(In Millions)	Admitted Assets	(In Millions)	Admitted Assets
	Residential:		Commercial:		Agricultural:
Above 95%	$294	0.2%	$34	0.0%
91% to 95%	67	0.0%
81% to 90%	102	0.1%
71% to 80%	74	0.1%	444	0.3%
Below 70%	314	0.2%	17,322	12.6%	$945	0.7%

12.	Assets held in real estate are less than 2.5% of Total Admitted Assets.

13.	Assets held in investments held in mezzanine real estate loans are less than 2.5% of Total Admitted Assets.

14.	The amounts and percentages of Total Admitted Assets subject to the following types of agreements are as follows:

		Percentage
	December 31,	of Total	As of Each Quarter End
	2024	Admitted Assets	1st Quarter	2nd Quarter	3rd Quarter
	($ In Millions)
Securities lending agreements	$1,793	1.3%	$3,595	$2,180	$68

15.	The amounts and percentages of Total Admitted Assets for warrants not attached to other financial instruments, options, caps, and floors are as follows:

		Percentage		Percentage
	December 31,	of Total	December 31,	of Total
	2024	Admitted Assets	2024	Admitted Assets
	($ In Millions)
	Owned:		Written:
Hedging	$2,789	2.0%

16.	The amounts and percentages of Total Admitted Assets of potential exposure for collars, swaps, and forwards are as follows:

		Percentage
	December 31,	of Total	As of Each Quarter End
	2024	Admitted Assets	1st Quarter	2nd Quarter	3rd Quarter
	($ In Millions)
Hedging	$369	0.3%	$378	$387	$391

17.	The amounts and percentages of Total Admitted Assets of potential exposure for futures contracts are as follows:

		Percentage
	December 31,	of Total	As of Each Quarter End
	2024	Admitted Assets	1st Quarter	2nd Quarter	3rd Quarter
	($ In Millions)
Hedging	$95	0.1%	$96	$138	$116

Pacific Life Insurance Company

S U P P L E M E N T A L  S C H E D U L E  O F  R E I N S U R A N C E  D I S C L O S U R E S

D E C E M B E R  3 1 , 2 0 2 4

The following information regarding reinsurance contracts is presented to satisfy the disclosure requirements in SSAP No. 61, Life, Deposit-Type and Accident and Health Reinsurance, which apply to reinsurance contracts entered into, renewed or amended on or after January 1, 1996.

1.	The Company has not reinsured any risk with any other entity under a reinsurance contract (or multiple contracts with the same reinsurer or its affiliates) that is subject to Appendix A-791, Life and Health Reinsurance Agreements, that includes a provision that limits the reinsurer's assumption of significant risks identified in Appendix A-791.

2.	The Company has not reinsured any risk with any other entity under a reinsurance contract (or multiple contracts with the same reinsurer or its affiliates) that is not subject to Appendix A-791, for which reinsurance accounting was applied and includes a provision that limits the reinsurer's assumption of risk.

3.	The Company does not have any reinsurance contracts (other than reinsurance contracts with a federal or state facility) that contain one or more of the following features which may result in delays in payment in form or in fact:

a.	Provisions that permit the reporting of losses, or settlements to be made, less frequently than quarterly;

b.	Provisions that permit payments due from the reinsurer to not be made in cash within 90 days of the settlement date (unless there is no activity during the period); or

c.	The existence of payment schedules, accumulating retentions from multiple years, or any features inherently designed to delay timing of the reimbursement to the ceding entity.

4.	The Company has not reflected reinsurance accounting credit for any contracts that are not subject to Appendix A-791 and not yearly renewable term reinsurance, which meet the risk transfer requirements of SSAP No. 61.

5.	The Company has not ceded any risk, which is not subject to Appendix A-791 and not yearly renewable term reinsurance, under any reinsurance contract (or multiple contracts with the same reinsurer or its affiliates) during the year ended December 31, 2024 and are accounted for the contract as reinsurance under SAP and as a deposit under GAAP.

6.	The Company has not ceded any risk, which is not subject to Appendix A-791 and not yearly renewable term reinsurance, under any reinsurance contract (or multiple contracts with the same reinsurer or its affiliates) during the year ended December 31, 2024 and accounted for the contract as reinsurance under GAAP and as a deposit under SAP.